EXHIBIT 10

                                       To

                                  ITRON, INC.'S

                                QUARTERLY REPORT

                    for the Quarter Ended September 30, 1997

                                       On

                                    Form 10-Q





























" * " = omitted, confidential material, which material has been separately filed
with  the  Securities  and  Exchange   Commission  pursuant  to  a  request  for
confidential treatment.

                                 AMENDMENT NO. 1
                                       TO
                          AMENDED AND RESTATED UTILITY
                        AUTOMATED METER DATA ACQUISITION
                     EQUIPMENT LEASE AND SERVICES AGREEMENT


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED UTILITY AUTOMATED METER DATA ACQUISITION EQUIPMENT LEASE AND SERVICES AGREEMENT (this "Amendment") is entered into and effective as of the 11th day of September, 1997, by and between Duquesne Light Company, a Pennsylvania corporation with its principal office located in Pittsburgh, Pennsylvania ("Duquesne"), and Itron, Inc., a Washington corporation with its principal office located in Spokane, Washington ("Contractor"). (Duquesne and Contractor being sometimes referred to herein individually as a "Party" and together as "Parties").

                                   WITNESSETH:
     WHEREAS, Duquesne and Contractor are parties to an Amended and Restated Utility Automated Meter Data Acquisition Equipment Lease and Services Agreement entered into and effective as of and including January 15, 1996 (the "Agreement"); and
         WHEREAS, the Parties have mutually agreed to amend the Agreement to the extent and in the manner provided in this Amendment.
         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:
          1.   The  definition of  "Certified" or Certify" in Section 1.1 of the
               Agreement  is hereby  amended to delete  the word  "Owner" in the last line and replace it with the word "Duquesne."
          2.   The definition of "Competitor" in Section 1.1 of the Agreement is
               hereby deleted in its entirety and replaced with the following:
         "Competitor" means any Person engaged in the                         *




          3.   The definition of "Contractor  Intellectual  Property" in Section
               1.1 of the  Agreement  is  hereby  amended  to  delete  the words
               "during the Term" in the eleventh and twelfth lines and replace them with the words "after the Effective Date".
          4. The definition of "Data" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         "Data" means all of the meter readings and other data and information of any kind generated by or transmitted via the Meters, Meter Modules or the UTS MV-90 Translation System (to the extent such system generates and/or transmits information, and derivatives thereof, obtained from the Meters, Meter Modules or any other Duquesne owned and/or controlled input source) pursuant to the terms of this Agreement, including but not limited to outage and tampering reports, time-of-day information, on demand and appointment readings, information concerning unauthorized usage of inactive accounts, load profiles, and other data to be delivered to Duquesne in accordance with this Agreement. *

          5. The definition of "Duquesne Intellectual Property" in Section 1.1 of the Agreement is hereby amended to delete the words "during the Term" in the ninth line and replace them with the words "after the Effective Date".
          6. Section 1.1 of the Agreement is hereby amended to add the following definition of "Fixed Network Build Out" after the definition of Fixed Network":

         "Fixed Network Build Out" has the meaning set forth in Section 4.16.

          7. The definition of "New Meters" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         "New Meters" means all Single-Phase Meters and Three-Phase Meters supplied by Contractor and installed by Contractor (in the case of Single-Phase Meters (other than Transformer-Rated Meters)) or Duquesne (in the case of Transformer-Rated Meters and Three-Phase Meters) in Duquesne's service territory from time to time, and all Single-Phase Meters (other than Transformer-Rated Meters) installed or held in inventory by Contractor, and all Three-Phase Meters and all Transformer-Rated Meters held in inventory by Contractor, pursuant to this Agreement or in connection with its performance under this Agreement (including, in either case, any such meters that are included in the Equipment leased to Duquesne under the Equipment Lease).

          8.   Section 1.1 is hereby amended to add the following  definition of
               "Single-Phase   Meters"  after  the  definition  of  "Significant
               Milestone":

         "Single-Phase Meters" means single-phase meters for the measurement of electric power usage, including but not limited to Transformer-Rated Meters.

          9. Section 1.1 of the Agreement is hereby amended to add the following definition of "Transformer-Rated Meters" after the definition of "Three-Phase Meters":

          "Transformer-Rated  Meters" means single-phase  transformer-rated  ABB
         PowerPlus    Alpha   Meters,    or   any    alternative    single-phase
         transformer-rated meters acceptable to Duquesne.

         10. Section 3.5 of the Agreement is hereby deleted in its entirety and replaced with the following: "Section 3.5 Phase I. The Phase I period shall commence on the Effective Date hereof and extend through the date on which (i) all Milestones have been met which, in accordance with Schedule J, are to be met prior to the commencement of Phase II, (ii) billing data for at least 100,000 Single-Phase Meters has been delivered to the customer billing interface through the Fixed Network,
         (iii) Contractor's portion of the customer billing interface has been tested and accepted by Duquesne in accordance with the mutually agreed test plan, and (iv) Duquesne shall have notified Contractor pursuant to
         Section 4.6(a)(1) that Acceptance of such Work has occurred."

         11. Section 3.6 of the Agreement is hereby deleted in its entirety and replaced with the following: "Section 3.6 Phase II. The Phase II period shall commence at the end of Phase I and extend through the date on which (i) the Parties have mutually agreed upon a test plan concerning the Acceptance of Phase II pursuant to Schedule F, (ii) all Milestones have been met which, in accordance with Schedule J, are to be met prior to the commencement of Phase III, and (iii) Duquesne shall have notified Contractor pursuant to Section 4.6(b)(1) that Acceptance of all Phase II Work has occurred."

          12. Section 3.8(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(d) Contractor  is not required to add Meter  Modules to  Three-Phase
               Meters."
          13. Sections 3.9(b), (c) and (d) of the Agreement are hereby deleted in their entirety and replaced with the following:

         "(b) Maintenance, Repair, Retirement and Replacement of Meters, Three-Phase Meters and Transformer-Rated Meters. Contractor shall be responsible for all maintenance and repair of Single-Phase Meters (other than Transformer-Rated Meters) necessary in order to comply with all Applicable Law and the terms of this Agreement. In addition, Contractor shall maintain the Single-Phase Meters (other than Transformer-Rated Meters) or any additions or replacements therefor so that such Single-Phase Meters (other than Transformer-Rated Meters) perform during the Term in accordance with the applicable specifications in effect as of the Effective Date (as they may be amended from time to time). Contractor shall remove from service any Retained Meter which ceases to meet the meter specifications identified in Schedule A at any time during the Term and shall replace it with a New Meter (Single-Phase Meter) and Meter Module. Contractor shall continue to buy and own New Meters (and lease them to Duquesne pursuant to the Equipment Lease) as necessary to timely meet Contractor's obligations hereunder. Duquesne shall be responsible for the installation of and repairs to all Transformer-Rated Meters and Three-Phase Meters, and, for each Transformer-Rated Meter installed by Duquesne (and any future replacement thereof, if any), Contractor shall make a one-time payment to Duquesne of
              * as compensation for Duquesne's installation and maintenance of such Meter during the Term. Such payment by Contractor shall be made in immediately available funds within thirty (30) days after receipt of Duquesne's quarterly invoice for each such Meter installed during the preceding calendar quarter. Except as otherwise specifically provided in this Article III with respect to purchasing, owning, leasing and reading Transformer-Rated Meters and Three-Phase Meters, Contractor shall have no liability or obligation with respect to such Transformer-Rated Meters or Three-Phase Meters, and shall be excused from any failure to perform the Work with respect thereto if and to the extent that they are not in proper working order.

         (c) Forecasted Meter Growth. Contractor shall, upon notice from Duquesne in accordance with Schedule A, install additional New Meters which are Single-Phase Meters (other than Transformer-Rated Meters), and supply additional New Meters which are Transformer-Rated Meters or Three-Phase Meters throughout the term with no increase to the Price set forth on Schedule D, provided only that Duquesne does not request installations of additional New Meters which are Single-Phase Meters (other than Transformer-Rated Meters) in any period that exceeds the number of meters by type (i.e., single phase KWH or single phase demand) as shown through that period in the respective columns of the table attached as Schedule H; and Duquesne does not request Contractor to supply additional New Meters which are Transformer-Rated Meters or Three-Phase Meters with an actual cost (including the cost of Meter Modules) in excess of
             * per year, provided that any amount not expended in a given year shall be carried over and added to the amounts available for subsequent years, and, any amount so carried over and remaining at the end of the Term shall promptly be reimbursed and paid over to Duquesne.

         (d) Unanticipated Meter Growth. If Duquesne requests the installation of additional New Meters which are Single-Phase Meters in any period that results in totals exceeding the number of meters by type (i.e., single phase KWH or single phase demand) shown through that period in the respective columns of the table attached as Schedule H, or if Duquesne requests the supply of additional New Meters which are Transformer-Rated Meters or Three-Phase Meters in any period with a cost (including the cost of Meter Modules) of more than * per year, then Contractor shall so notify Duquesne. If Duquesne elects to proceed with the installations or supply, it shall do so through the issuance of a Change Order Notice in accordance with Section 4.8."

          14. Section 3.12 of the Agreement is hereby amended by deleting the words "the Term" from the first line and replacing them with the words "Phase III".
          15. Section 4.3 of the Agreement is hereby deleted in its entirety and replaced with the following: "Section 4.3 Milestone Schedule and Delay Liquidated Damages.

                  (a) Contractor shall perform the Work and install the Equipment (other than Transformer-Rated Meters and Three-Phase Meters, the installation of which shall be Duquesne's responsibility) consistent with and in accordance with the Milestone Schedule attached hereto as Schedule J, subject to any extensions to such Milestones as may be provided in this Agreement. TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THIS AGREEMENT.

                  (b) If Contractor fails to meet any General Milestone, then the payment due from Duquesne on the invoice for the month in which that General Milestone was missed, if any, shall be reduced by a "holdback" of
                           * of that total invoice.  The "holdback amount" shall
                  be due and payable, together with Duquesne's regular monthly payment, in the month following the month in which such General Milestone is actually achieved. Nothing in this
                  Section 4.3(b) shall affect Duquesne's right to dispute in good faith the amount of any invoice.

                  (c) If Contractor fails to meet any General Milestone, as such General Milestone may be extended hereunder, then Contractor shall, within
                           * of such  General  Milestone,  submit  a  corrective
                  action plan to Duquesne detailing how it will improve its progress. The plan may include, without limitation, an increase in Contractor's labor force, an increase in the number of shifts worked, overtime, additional days of work per week or similar measures, all without additional cost to Duquesne. Duquesne agrees that, at Contractor's option, Duquesne will work with Contractor to assist in developing a plan to improve its progress and to meet future Milestones.

                  (d)
                             (i) If  Contractor  fails to meet  any  Significant
                           Milestone, as identified in Schedule J, as such Milestone may be extended hereunder, then Contractor shall, within
                                  * of such  Milestone,  (y) submit a corrective
                           action plan like that described in Section 4.3(c) and
                           (z) pay to Duquesne the sum of * as a one-time Delay Liquidated Damages payment for failure to meet said Milestone. Such Delay Liquidated Damages shall be due and payable for each Significant Milestone that is not met, but shall be paid only one time with respect to each such Milestone.

                            (ii) Provided that Contractor has made payment of the Delay Liquidated Damages due with respect to any delayed Significant Milestone, then when that Milestone is completed, each subsequent Significant and General Milestone will be extended by the same time period as the period of delay suffered by the delayed Significant Milestone, but the Critical Milestone dates will remain unchanged.

                           (iii) If Contractor  meets Critical  Milestone Number
                           29        ("Fixed        Network        Functionality
                           Operational-Including Applicable Schedule A Interfaces ( * of Single-Phase Accounts on Fixed Network, Daily Reads, Billed From Fixed Network)") on or before the scheduled date, Duquesne will reimburse Contractor in the amount of * of all Delay Liquidated Damages that were paid by Contractor with respect to delays in the Significant Milestones.

                  (e)

                             (i) If Contractor fails to meet Critical  Milestone
                                 Number 29 ("Fixed Network Functionality Operational-Including Applicable Schedule A Interfaces ( * of Single-Phase Accounts on Fixed Network, Daily Reads, Billed From Fixed Network)"), as identified in Schedule J, then Duquesne shall be entitled to an immediate payment of five million dollars ($5,000,000) from Contractor as Delay Liquidated Damages, and, at Duquesne's option (exercised by notice to Contractor at any time before Contractor meets Milestone Number 29), one of the following:

                                    (a) a payment of an additional  five million
                                    dollars   ($5,000,000)  from  Contractor  as
                                    Delay Liquidated Damages, in which event the failure to meet Milestone Number 29 shall not constitute a Default; or

                                    (b)  a  right  to   declare  a  Default   by
                                    Contractor under Section 16.2 hereof and terminate this Agreement in accordance with Articles XVII (including but not limited to the right to be paid the five million dollars ($5,000,000) of liquidated damages set forth in Section 18.3(b)(1)) and XVIII.

                           Duquesne shall be entitled to draw upon the Performance Bond maintained in accordance with
                           Section 6.1 hereof to satisfy all or any part of Contractor's foregoing obligations to Duquesne.

                            (ii) For the purpose of this Section 4.3(e), Critical Milestone Number 29 is defined as completion of (x) the installation of Meter Modules on one hundred percent (100%) of all Single-Phase Meters (excluding Transformer-Rated Meters in the event Duquesne exercises its option in Section 4.3(e)(iv)(a) for Contractor to purchase certain ABB Alpha Meters and further exercises its option in
                           Section 4.3(e)(iv)(a) to be responsible for the installation and maintenance of such ABB Alpha Meters) subject to any excused exceptions provided by the terms of Schedule A, Section 3.4, with respect to the number of attempts required to gain access to each Existing Meter, (y) the connection of at least * of those Meters to the Fixed Network (with billing data delivered to the customer billing interface via the Fixed Network), and (z) the installation of the "Network Software" and "Network Applications" as defined in Schedule A (per the table concerning AIBs set forth therein) and Schedule B, and satisfaction of certain testing and verification standards to be developed pursuant to Schedule F during Phase II. Contractor shall deliver a notice to Duquesne certifying that it has completed Milestone Number 29 on a particular date, and Duquesne shall promptly conduct such testing and inspections as are necessary to verify that the Milestone has been completed. In the event that during the course of this testing and inspection Duquesne finds that Contractor failed to meet Critical Milestone Number 29 as defined above, Contractor shall be required to proceed immediately in accordance with the terms of Section 4.3(e)(i) as if it had originally failed to meet that Milestone; provided, however, that if the particular failure to meet Critical Milestone Number 29 is a minor and inadvertent Nonconformity or variance from its requirements, of which Contractor had no knowledge at the time of its Certification that the Milestone had been met, then Contractor shall have the right for
                                   * following notification of the Nonconformity
                           or variance to Correct it before Contractor can be required to proceed under Section 4.3(e)(i).

                           (iii)  If  Contractor   fails  to  meet   Significant
                           Milestone Number 27 ("Complete System Support for Single Phase and Shared Line Three-Phase ABB Alpha Meters Installed by Duquesne including Communications Links and Required Interfaces (excluding * Accounts) as Defined in Schedule A"), as identified in Schedule J, then Contractor shall immediately pay to Duquesne the amount of five million dollars ($5,000,000) as Delay Liquidated Damages. If Duquesne does not receive the payment, Duquesne may immediately draw upon the Performance Bond maintained in accordance with Section 6.1 hereof.

                            (iv) If Contractor fails to meet Critical  Milestone
                           Number 23 ("Genesis Fixed Network Version 2.5 Software Installed and Operational ( * Accounts on Fixed Network, Daily Reads, All Applications Functioning)"), as identified in Schedule J, then Duquesne shall be entitled to an immediate payment of five million dollars ($5,000,000) from Contractor as Delay Liquidated Damages, and, at Duquesne's option (exercised by notice to Contractor at any time before Contractor meets Milestone Number 23), one of the following:

                                    (a) the  purchase  (and  lease  to  Duquesne
                                    under the  Equipment  Lease at no additional
                                    cost or  charge to  Duquesne),  installation
                                    and  maintenance  by Contractor of ABB Alpha
                                    meters  on  all  remaining  (less  than  * )
                                    single-phase  demand  accounts  in lieu of *
                                    hardware, in which event the failure to meet
                                    Milestone  Number 23 shall not  constitute a
                                    Default;   provided  however,   if  Duquesne
                                    intends to exercise this option,  it must do
                                    so within
                                             * of  Contractor's  failure to meet
                                    Critical  Milestone  Number 23, and  further
                                    provided  that if  Duquesne  exercises  this
                                    option,   Duquesne  shall  have  the  option
                                    (which  it  will  exercise  with  reasonable
                                    promptness)  to  be   responsible   for  the
                                    installation  and  maintenance  of such  ABB
                                    Alpha   Meters  to  the  same   extent  that
                                    Duquesne   has   such   responsibility   for
                                    Transformer-Rated Meters pursuant to Section
                                    3.9(b), in which case Contractor will pay to
                                    Duquesne  * for each  such ABB  Alpha  Meter
                                    installed by Duquesne to the same extent and
                                    on the same  terms as  Contractor  is to pay
                                    Duquesne   for   Transformer-Rated    Meters
                                    pursuant to Section 3.9(b); or

                                    (b) a payment of an additional  five million
                                    dollars   ($5,000,000)  from  Contractor  as
                                    Delay Liquidated Damages, in which event the failure to meet Milestone Number 23 shall not constitute a Default; or

                                    (c)  a  right  to   declare  a  Default   by
                                    Contractor under Section 16.2 hereof and terminate this Agreement in accordance with Articles XVII (including but not limited to the right to be paid the five million dollars ($5,000,000) of liquidated damages set forth in Section 18.3(b)(i)) and XVIII.

                           Duquesne shall be entitled to draw upon the Performance Bond maintained in accordance with
                           Section 6.1 hereof to satisfy all or any part of Contractor's foregoing obligations to Duquesne. Contractor shall deliver a notice to Duquesne certifying that it has completed Milestone Number 23 on a particular date, and Duquesne shall promptly conduct such testing and inspections as are necessary to verify that the Milestone has been completed. In the event that during the course of this testing and inspection Duquesne finds that Contractor failed to meet Critical Milestone Number 23 as defined above, Contractor shall be required to proceed immediately in accordance with the terms of Section 4.3(e)(iv) as if it had originally failed to meet that Milestone; provided, however, that if the particular failure to meet Critical Milestone Number 23 is a minor and inadvertent Nonconformity or variance from its requirements, of which Contractor had no knowledge at the time of its Certification that the Milestone had been met, then Contractor shall have the right for * following notification of the Nonconformity or variance to Correct it before Contractor can be required to proceed under Section 4.3(e)(iv).

                             (v) If  Contractor  fails to meet any of Phase  III
                           Milestones 33 through and including 37, the Base Price for Services payable by Duquesne in Phase III (as shown on Schedule D) shall be reduced by * (which shall not be cumulative with respect to Contractor's failure to meet multiple Milestones) until such time as such Milestone (and any other of such Milestones which continue to not be met) has been met, and Contractor shall not be entitled to recover such * from Duquesne. Nothing in this Section 4.3(e)(v) shall affect Duquesne's right to dispute in good faith the amount of any invoice."

          16. Section 4.6(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "(a) Phase I. Upon Contractor's completion of all Milestones on Schedule J which are to be completed prior to the commencement of Phase II, Contractor shall notify Duquesne that all required Work under Phase I has been installed and/or performed and is complete, fully operational and ready for final Acceptance of Phase I. Duquesne shall, within thirty (30) days from the date of such notice, conduct the Phase I Acceptance Testing in accordance with Section 4.5 and Schedule F hereto, and shall notify Contractor that (1) the Work meets the requirements of this Agreement ("Acceptance" of Phase I) or (2) the Work or parts thereof do not conform to this Agreement, in which case Contractor shall Correct the Nonconformity. If Duquesne's Acceptance of Phase I does not occur on or before October 1, 1997, Duquesne shall exercise one of its options set forth in Section 17.2. The exercise by Duquesne of any such option shall not be deemed a waiver of any Nonconformity. Acceptance by Duquesne shall not waive any of Duquesne's rights and remedies under this Agreement or relieve Contractor from any of Contractor's duties and obligations."

         17. Section 4.7 of the Agreement is hereby deleted in its entirety and replaced with the following: "Section 4.7 Weekly Reporting. During Phase II and the Fixed Network Build Out in Phase III (if elected), Contractor shall, on a weekly basis, provide a report to Duquesne pursuant to Section 10.2 showing the status of all Nonconformities. Except as set forth in the preceding sentence, standard reporting of the status of Nonconformities shall be monthly in Phase III.

          18. Section 4.13(a) of the Agreement is hereby amended to replace the reference to "Section 16.2(h)" in the fourteenth (14th) line with a reference to "Section 16.2(g)."
          19. Section 4.13(b) of the Agreement is hereby amended to delete the words "four (4)" each place they appear.

          20. Section 4.16 of the Agreement is hereby deleted in its entirety and replaced with the following:

               "Section 4.16 Fixed Network Build Out. If elected by Duquesne at its sole option by written notice to Contractor after * and before * , not later than * , Contractor will meet Milestone Number 38 ("Fixed Network Build Out Completed (covering * of customers in Service Area)"), and will do all Work necessary to extend the Automated Services provided under the Fixed Network from the * level required to Complete Phase II to a * level, for
               * (the "Fixed Network Build Out"). In the event Contractor does not complete such expansion by * , the one-time penalty of * for missing a Significant Milestone shall be imposed and paid by Contractor; provided, however, as provided in Schedule L, the Performance Guarantees and "performance assessments" will be adjusted to reflect the Fixed Network Build Out. Nothing in this
               Section 4.16 shall affect Duquesne's right to dispute in good faith the amount of any invoice."

          21. Section 6.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following: "(a) Phase II. Contractor shall, within * of the commencement of Phase II, furnish or replace, as appropriate, and at all times throughout the remainder of Phase II maintain, a Performance Bond (including a replacement for any Performance Bond drawn or called upon by Duquesne in accordance with the terms of this Agreement, as long as there continues to be Phase II obligations of Contractor to Duquesne hereunder) containing the terms and conditions set forth in Section 6.2 in the amount of * as security for Contractor's faithful performance during Phase II of this Agreement, including its obligations to meet the Milestones or to pay appropriate liquidated damages for failure to do so."

          22. Section 6.2(b) of the Agreement is hereby amended to add the following after the words "Performance Bond" at the end of that Section and before the period::

               "; provided, however, such Performance Bond may contain such different and/or additional provisions as Duquesne may agree upon in writing."

          23. Section 12.6 of the Agreement is hereby amended to delete the words "Promptly after the execution hereof" in the first and second lines and replace them with the words "On or before October 15, 1997".

          24. Section 15.2(b)(iii) of the Agreement is hereby amended to delete the sentence which begins "In addition to the selection of the remedies set forth in . . ." in its entirety and replace it with the following:

               "In  addition  to the  selection  of the  remedies  set  forth in
               Section  15.2(b)(i),  (ii) or  (iii),  Duquesne  may in its  sole discretion require Contractor to provide, at Contractor's expense, a Performance Bond in an amount and form acceptable to Duquesne (and which may or may not meet any or all of the requirements of Article VI, at Duquesne's option) to secure Contractor's obligations to Correct the work."

          25. Section 16.2(g)(i) of the Agreement is hereby amended by deleting the words "four (4)" in the third line.
          26. Section 16.2(b) of the Agreement is hereby amended by adding the words "during Phase III" in the third line after the words "(based on actual data)".
          27. Section 16.2(c) of the Agreement is hereby amended by adding the words "during Phase III" in the third line after the words "(based on actual data)".
          28. Sections 16.2(d) and (e) of the Agreement are hereby deleted in their entirety and replaced with the following:
         "(d)  Either:

               (i) Contractor fails to complete Milestone Number 23 of Schedule J within the time period provided therefor in Schedule J, and Duquesne exercises its option in Section 4.3(e)(iv)(c) to declare such failure an Event of Default; or

               (ii) Contractor fails to complete Milestone Number 29 of Schedule J within the time period provided therefor in Schedule J, and Duquesne exercises its option in Section 4.3(e)(i)(b) to declare such failure an Event of Default;

               (iii) Contractor fails to pay when due any liquidated damages that become due and payable with respect to a delay in completion of any of the Milestones in Schedule J.

               (e) Contractor's abandonment of any material part of the Work at any time."

          29. Section 17.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) Initial Term. The initial Term of this Agreement shall be for a period beginning with the commencement of Phase II (the "Term Commencement Date") and ending fifteen (15) years after the date on which the Acceptance of Phase II occurs, which period may be extended pursuant to Section 17.1(b) below."

         30. Section 17.2 of the Agreement is hereby deleted in its entirety and replaced with the following: "Section 17.2 Termination Prior to Acceptance of Phase I. If Acceptance of Phase I does not occur on or before October 1, 1997 in accordance with Section 4.6(a), then Duquesne must, prior to its Acceptance of Phase I, either (x) terminate this Agreement or (y) enter into negotiations with Contractor in an attempt to mutually agree upon an extension to Phase I, appropriate revisions to Schedule J and other appropriate Changes, if any; if such negotiations do not lead to agreement within a period of time acceptable to Duquesne, then Duquesne shall terminate this Agreement. Following termination pursuant to this Section 17.2, the Parties' rights to the Equipment shall be as set forth in Section 18.2."

         31. Section 18.2 of the Agreement is hereby deleted in its entirety and replaced with the following: "Section 18.2 Termination Prior to Acceptance of Phase I. In the event of a termination pursuant to
         Section 17.2, Contractor shall transfer ownership of the New Meters that were installed during Phase I to Duquesne, in which case any Meter Modules attached to such New Meters shall be deemed abandoned in place by Contractor at no cost to Duquesne, and such Meter Modules may not be used by Duquesne for any purpose. Duquesne may, at its option, elect to purchase from Contractor the Meter Modules that would otherwise be abandoned under the terms of this Section 18.2, together with the related Meters and all mobile automated meter reading equipment (excluding any Fixed Network components) necessary to utilize the Meter Modules for billing purposes, at a price of * per unit, upon Contractor's then-standard terms and conditions for equipment sales (for purposes of Section 12.3, "Duquesne's Buyout"). Duquesne may, at its option, elect to purchase all other Fixed Network components at Contractor's * plus Contractor's
                                   *                           ."

          32. Section 18.3(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:
         "(i) Contractor shall immediately pay to Duquesne five million dollars ($5,000,000) as liquidated damages for Contractor's Event of Default (unless Contractor has already made such payment, or Duquesne has already received payment under the Performance Bond, pursuant to
         Section 17.3(b)), which obligation may be satisfied by Duquesne's draw down on the Performance Bond maintained by Contractor pursuant to
         Section 6.1(a) hereof."

          33. Section 18.7(b) of the Agreement is hereby amended to add at the end of such Section the following sentence:
         "In such event, Duquesne shall assume, and Contractor shall assign, all of Contractor's rights and obligations under any third party pole, tower or facility rental and lease agreements which Duquesne, in its sole discretion, finds acceptable to it."

          34. Section 21.2(a) of the Agreement is hereby amended to delete the words "during Phase II" from the first line.
          35. Schedules A, D, E, F, H, I, J and L to the Agreement are hereby deleted in their entirety and replaced, respectively, with Replacement Schedules A, D, E, F, H, I, J and L attached to this Amendment.
          36. Schedule B to the Agreement is hereby amended by adding thereto the provisions set forth on the Addendum to Schedule B attached to this Amendment.
          37. Except as expressly amended by this Amendment, the Agreement and each and every representation, warranty, covenant, term and condition therein are hereby specifically ratified and confirmed.
          38. Except as specifically addressed in this Amendment, by executing and delivering this Amendment, Duquesne has not waived or released any claim, right or remedy available to it under the Agreement.
          39. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania (without giving effect to the principles thereof relating to conflicts of laws).
          40. This Amendment may be executed and delivered in two or more counterparts, each of which shall be treated as an original but which, when taken together, shall constitute one and the same instrument, and may be delivered by facsimile transmission.







               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to Amended and Restated Utility Automated Meter Data Acquisition Equipment
       Lease and Services Agreement to be signed by their duly authorized representatives as of the date first written above.

                                 DUQUESNE LIGHT COMPANY

                                 By:         /s/______________________
                                 Name:       David D. Marshall
                                 Title:      President and Chief Executive
                                             Officer

                                      ITRON, INC.


                                      By:    /s/______________________
                                      Name:  LeRoy D. Nosbaum
                                      Title: Vice President and General Manager,
                                             Network Systems

BA973140.009
(amend1)

                                   SCHEDULE A





                               DESCRIPTION OF WORK

TABLE OF CONTENTS

-------------------------------------------------------------------------------



1.  INTRODUCTION                                                             4


   1.1  BACKGROUND                                                           4
   1.2  SCOPE                                                                4
   1.3  FUNCTIONAL REQUIREMENTS                                              6
   1.4  STATEMENT OF SERVICES                                                5
   1.5  SYSTEM OVERVIEW                                                     10
   1.6  IMPLEMENTATION                                                      11
   1.7  IMPLEMENTATION PHASES                                               11
           FIGURE 1-1  (PRELIMINARY SYSTEM FLOW DIAGRAM)                     8


2.  PROJECT MANAGEMENT                                                       12


   2.1  PROJECT MANAGEMENT ROLE DEFINITION                                   12
      2.1.1  SENIOR ACCOUNT MANAGER                                          12
      2.1.2  PROJECT MANAGEMENT RESPONSIBILITIES                             13
      2.1.3  PROJECT MANAGERS                                                13
      2.1.4  TECHNICAL COORDINATORS                                          14
   2.2  DUQUESNE PROJECT ORGANIZATION                                        14
      2.2.1  DUQUESNE PROJECT MANAGER                                        14
      2.2.2  DUQUESNE PROJECT ORGANIZATION                                   14
   2.3  PROJECT MANAGEMENT                                                   15
      2.3.1  TOOLS                                                           15
      2.3.2  SCHEDULING                                                      15
      2.3.3  DOCUMENT TRACKING                                               15
      2.3.4  CORRESPONDENCE                                                  15
      2.3.5  TELEPHONE CONTACT REPORTS                                       16
      2.3.6  PROGRESS REPORTS                                                16
      2.3.7  ACTION ITEM LISTS                                               16
      2.3.8  PROJECT MEETINGS                                                16
      2.3.9  DOCUMENT REVIEW                                                 16
   2.4  CHANGE CONTROL PROCESS                                               17
      2.4.1  TYPES OF CHANGES                                                17
      2.4.2  CHANGE CONTROL DIAGRAM                                          18
      2.4.3  CHANGE CONTROL PROCESS                                          19


3.  PROJECT IMPLEMENTATION, SERVICES, EQUIPMENT                              20


   3.0  METER PURCHASES                                                      20
   3.1  SINGLE AND THREE PHASE DEMAND METERS                                 16
      3.1.2  ERT-II       *       DEVICES                                    17
      3.1.3  SINGLE PHASE INTERFACES                                         17
      3.1.4  THREE PHASE METERS                                              17
      3.1.5  THREE PHASE COMMUNICATION LINKS                                 17
      3.1.6  MV-90 INSTALLATION AND INTERFACES                               17
      3.1.7  INSTALLATION TIMETABLE                                          17
   3.2    METERING SERVICES                                                  22
   3.3    METER READING ACTIVITIES                                           20
   3.4    METER RECORDS                                                      24
   3.5    FIELD INSTALLATION                                                 25
   3.6    FIELD EQUIPMENT AND OTHER INSTALLATION MAINTENANCE ITEMS           27
   3.7    MV-90 SYSTEM IMPLEMENTATION                                        23
   3.8    WORK FACILITIES                                                    24
   3.9    NEW DEVELOPMENTS                                                   28
   3.10  PROJECT SCHEDULE (GANTT CHART - HIGH LEVEL)                         29
   3.11  DELIVERY SCHEDULE                                                   29
   3.12  ERT INSTALLATION SCHEDULE                                           29
   3.13  FIXED NETWORK/MV-90 EQUIPMENT INSTALLATION                          26
   3.14  CONTRACTOR RESPONSIBILITIES                                         30
   3.15  DUQUESNE RESPONSIBILITIES                                           31
             FIGURE 3-1  (COMMUNICATION LINK ALTERNATIVES DIAGRAM)           29
             FIGURE 3-2  (GIHP/MV-90 INTERFACE PRIORITY LIST)                32


4.  FIXED NETWORK SYSTEM COMPONENTS                                          37


   4.1  DESCRIPTION                                                          37
   4.2  HARDWARE DELIVERABLES                                                37
      4.2.1  ERT/      *      /SENTRY METER MODULES                          37
      4.2.2  ERT METER MODULE OPERATION                                      37
      4.2.3        *      /DCI SENTRY DEVICES                                34
      4.2.4  CELL CONTROL UNITS (CCU)                                        38
      4.2.5  NETWORK CONTROL NODES (NCN)                                     39
      4.2.6  GIHP COMPUTERS AND COMPUTER EQUIPMENT                           39
      4.2.7  UTS MV-90 TRANSLATION SYSTEM HARDWARE                           39
      4.2.8  ADDITIONAL MV-90 EQUIPMENT AND SUPPORT                          36
   4.3  SOFTWARE DELIVERABLES                                                40
      4.3.1  GIHP OPERATING SYSTEM SOFTWARE                                  40
      4.3.2  GENESIS NETWORK MANAGEMENT SOFTWARE                             40
      4.3.3  GENESIS AUTOMATIC METER READING SOFTWARE                        37
      4.3.4  GENESIS SQL CLIENT APPLICATIONS                                 37
      4.3.5  MV-90 DATA MANAGEMENT SOFTWARE                                  38
      4.3.6  ABB POWERPLUS ALPHA SOFTWARE                                    38
      4.3.7  LICENSES, TRAINING AND SUPPORT                                  39
      4.3.8  MV-90 DOCUMENTATION                                             39
                   FIGURE 4-1  (TYPICAL HARDWARE REQUIREMENTS)               40



5.  IMPLEMENTATION/INSTALLATION TOOLSETS                                     41


   5.1  DESCRIPTION                                                          41
   5.2  ELECTRONIC DATA INTERFACE (EDI)/READONE SYSTEM                       41
      5.2.1  READONE PRO UNITS                                               41
      5.2.2  READONE LINK SYSTEM SOFTWARE                                    41
      5.2.3  ERTINSTALL SOFTWARE                                             42
   5.3  ALTERNATIVE DATA COLLECTION CAPABILITIES                             42
      5.3.1  OFFSITE METER READING (OMR) SYSTEM                              42
      5.3.2  MOBILE AUTOMATED METER READING (MAMR) SYSTEM                    42
      5.3.3  DATACOMMAND LINK SYSTEM SOFTWARE                                42
      5.3.4  DCU SYSTEM SOFTWARE                                             43
      5.3.5  DATACOMMAND UNITS (DCU)                                         43


6.  SYSTEM INTERFACES AND ACCEPTANCE                                         45


   6.1  INFORMATION SYSTEMS AND SERVICES                                     45
      6.1.1  SYSTEM DATABASE                                                 45
      6.1.2  SYSTEM APPLICATIONS                                             46
      6.1.3  DUQUESNE MODIFICATIONS, ENHANCEMENTS, AND INTERFACES            47
   6.2  SYSTEM ACCEPTANCE                                                    54
      6.2.1  SYSTEM HARDWARE TEST                                            55
      6.2.2  SYSTEM SOFTWARE TEST                                            55
      6.2.3  VARIANCES AND PROBLEM TRACKERS                                  55
      6.2.4  PROBLEM RESOLUTION AND ESCALATION POLICY                        56
   6.3  CERTIFICATION TESTING                                                56


7.  SYSTEM OPERATIONS, SUPPORT, AND MAINTENANCE                              57
-----------------------------------------------------------------------------


   7.1 SYSTEM OPERATIONS                                                     57
      7.1.1  OPERATIONS CENTER                                               57
      7.1.2  OPERATIONS  - DAILY ACTIVITIES                                  57
      7.1.3  CUSTOMER SERVICE AND SUPPORT                                    58
   7.2  SYSTEM MAINTENANCE                                                   59
      7.2.1  FIELD INVESTIGATIONS                                            59
      7.2.2  DE-INSTALLS AND RE-INSTALLS                                     59
      7.2.3  EQUIPMENT MAINTENANCE                                           59
      7.2.4  RELATED DOCUMENTATION                                           59
      7.2.5  TECHNICAL LIBRARY                                               59
   7.3  PERSONNEL CERTIFICATION                                              60
   7.4  DISASTER RECOVERY AND BACKUP PLANS                                   60
      7.4.1  APPROACHES AND RESPONSIBILITIES                                 60
      7.4.2  DISASTER AVOIDANCE AND RECOVERY                                 61
   7.5 DUQUESNE'S TRAINING NEEDS AND DELIVERABLES                            62
      7.5.1  NEEDS ANALYSIS                                                  62
      7.5.2  TRAINING                                                        62


8.  DELIVERABLES                                                             64


   8.1  LIST OF DELIVERABLES - CONTRACTOR                                    64
   8.2  LIST OF DELIVERABLES - DUQUESNE                                      67


9.  GENERAL NOTES                                                            68

1.       INTRODUCTION
-------------------------------------------------------------------------------

         Duquesne is committed to the implementation of new systems and technologies that are available in the marketplace and which shall contribute to the Company's goal of becoming a leader in the electric utility industry. To that end, the Company has been exploring various alternatives to bring new automated data acquisition services to its service area that efficiently provide accurate information for billing and outage management purposes while opening new opportunities for the delivery of new products and services.

         After considerable review, an RF spread spectrum fixed network application has been selected as the system that can best provide basic services while permitting maximum flexibility for expansion into other functional uses. This technology has gained broader acceptance throughout the public utility industry as increasing numbers of systems are initiated and become operational. Duquesne has selected this type of system as the most appropriate approach to meet its long term needs for expanding customer oriented services while providing higher levels of customer satisfaction.

         1.1      Background

                  Duquesne is an electric utility with headquarters in the City of Pittsburgh, Pennsylvania, providing electric service to approximately 600,000 customers within a service area of 800 square miles located primarily in Allegheny and Beaver Counties in Southwestern Pennsylvania.

                  Electric customers are billed on a monthly basis and customers' meters are scheduled for monthly meter reading. All meter reading is currently done manually utilizing The Contractor's handheld datacaps with the Premierplus software platform. Duquesne intends to improve its customer service operations by installing a strategic automated solution. Duquesne has determined that the pursuit of automatic meter reading to its fullest advantage can best be achieved by entering a long term service agreement to provide and deliver meter data and other automated services.

         1.2      Scope

                  The Contractor shall install, own and maintain an automated meter data acquisition system covering Duquesne's geographic service area including a communication network to provide and deliver meter reading and other automated services (as defined within this document) for approximately * meters, including all single phase and three phase demand meters on the present Duquesne system. All required ownership installation and implementation services including mounting of Meter Modules on new or used electric meters and installation of single phase meters at customer premises shall be the responsibility of the Contractor. Three phase meters shall be installed by Duquesne. Single phase demand meters (ABB PowerPlus Alpha meters) which are Transformer-Rated may be treated as three-phase meters if Itron pays a one time per meter installation fee of * .

                  The Contractor must be capable of completing the installation and operation of a wireless communication network (fixed network) covering Duquesne's service area. The fixed network shall provide single phase meter reading coverage to a minimum of * of Duquesne's meters by June 30, 1998, with optional * coverage by * (see Schedule J). The Contractor must be capable of completing mass meter changeout programs and providing implementation plans which comply with the schedule detail in the schedule portion of the specification. The following
                  services  and  system   features  shall  be  provided  by  the
                  Contractor:

                    1. All required installation and implementation services, including purchasing, ownership of all new meters, and mounting of single phase meter modules on new or reconditioned meters and installation of single phase meters at customer premises as defined in Section 3 of this document.

                    2. Ability to perform daily readings for all meters covered by the fixed network and scheduled meter readings using automated (van) or handheld equipment meter reading technology. 3. Ability to perform real time on demand/appointment readings.

                    4. Jointly develop and install the interface to Duquesne's information system as described in Section 6.1.3. 5. Near real time outage/alarm notification.

                    6. Tamper notification at the time of reading for all meters that are ERT equipped.

                    7.   Monitoring of inactive accounts for unauthorized usage.

                    8. Technological refreshment and regular upgrades to the system to ensure the use of up-to-date technology via change order process if required.

                    9. Flexible metering capabilities to provide requested functionality such as time of use, demand billing, real time pricing and load profiles, within five (5) days of Duquesne's request. (Requests received prior to 3:00 p.m. each day).

                    10.  Installation  of  the  MV-90  translation   system  for
                         complex metering functions through use of the ABB PowerPlus Alpha meter for three phase and higher demand (greater than * ) single phase customers.


         1.3      Functional Requirements

                  The Contractor's automated meter data acquisition system shall include a wireless fixed network communication system covering Duquesne's entire service area and shall provide a minimum of
                      * coverage of the total meters at  completion  of the full system deployment (Phase II). This coverage will increase to * of the total meter population if Duquesne exercises this option by the date defined in Schedule J of the Agreement. The system shall also include the installation of encoder, receiver, transmitters (ERTs) or demand ERTs ( * ) on single phase meters with less than * of demand in Duquesne's service area with all new meters owned by Contractor. Contractor will purchase approximately * single phase PowerPlus Alpha meters and * three phase PowerPlus Alpha meters for installation at Duquesne (see Section 3), with Contractor responsible for installation and maintenance of the single phase Alphas. Monthly meter readings shall be provided by the Contractor for all single phase meters not covered by the fixed network. These monthly meter readings shall be obtained by the contractor by means of either mobile (vehicle readings) or off-site hand-held devices (OMR) or other communications medium selected by

                  Contractor and furnished to Duquesne in accordance with the buyer's established monthly meter reading and billing cycles. Daily or more frequent meter readings shall also be provided for all single and three-phase Alpha meters using the MV-90 system.

                  The Contractor's system shall meet or exceed the following system service level requirements.

                    1. Ownership of all new meters on Duquesne's system; installation of ERTs, * , DCI Sentry devices or PowerPlus Alphas on all single-phase meters in Duquesne's service area (approximately * meters); includes existing and future single-phase demand meters. Purchase, maintenance, and repair of all single-phase meters as described in Section 3 of this document. Purchase of three phase meters during implementation and new three phase meters for new services and replacement meters not otherwise repairable by Duquesne during Phases II and III.

                    2. Fixed network coverage of * of total single-phase meters at completion of the primary installation phase (Phase II) of the project with an optional increase up to * of the entire meter population as indicated on Schedule J.

                    3. Daily consumption and demand (KW) readings for all existing and future single phase demand accounts. (approximately * meters at present.)

                    4. Ability to perform daily reads for all meters covered by the fixed network; provide daily reads between 10:00 p.m. and Midnight for all Customer Choice Option customers contracted for that advanced service (see Schedule D).

                    5. Monthly reads for all certified single phase meters not covered by the fixed network, DCI Sentry devices or ABB PowerPlus Alpha meters.

                    6. Daily or more frequent read processing as defined in Schedule D for all three phase meters in Duquesne's service area through the MV-90 system.

                    7. Ability to perform on demand (unscheduled) reads for all meters covered by the fixed network.

                    8. Power outage notification and monitoring for all meters covered by the fixed network and MV-90 system.

                    CCU Level Outage Notification Timely notification alarm when CCU loses power. Timely notification upon restoration of power. Interface with Duquesne's outage management system. * Provide ability to * , interface with Duquesne's system.

                    Outage   incident   reporting  for  C&I  accounts  with  ABB
                    PowerPlus Alpha meters reported through the MV-90 system.

               9. Ability to provide time-of-use (TOU) reads for all existing and future single phase TOU accounts - presently commercial accounts only, including residential TOU customers.

               10. MIS Interface - jointly develop all applications software and Duquesne/Contractor software interfaces as described in
                    Section 6.1.3 of this document.

               11.  Capability to provide logical/virtual disconnect function.

               12. Capability to monitor inactive accounts for unauthorized usage.

               13. Demand (KW) reads for commercial and industrial meters - capability to provide enhanced functions for three phase customers through the MV-90 system. Demand reads for commercial and industrial applications must be measured and maintained by the meter or CCU, until received by the MV-90 system (excludes * meters handled through the fixed network).

               14. TOU reads for all classes of customers including residential, commercial and industrial ( * accuracy for residential TOU being performed by the network) - capability to provide similar service for three-phase meters. Demand reads for commercial and industrial applications must be measured and maintained by the meter, until received by the system.

               15. Load Profile Reads for residential, commercial and industrial customers capability to initiate load profile assignments and to monitor, store and display load profile data. Load profile reads must be measured and maintained by the meter or CCU until received by the MV-90 system into Duquesne's DISCuS, data warehouse, or other systems. The MV-90 system must retain a three-year storage and access of data for load research and analysis purposes.

               16. Real Time Pricing Reads for all classes of customers including residential, commercial and industrial - with similar capability for three-phase meters, using the MV-90 RTP package. Data must be delivered on a near real-time basis initially for accounts processed through the MV-90 system with further enhancements for fixed network accounts as required to meet Duquesne's business requirements.

               17. Identification of unusually large shifts of energy use patterns for tamper detection.
               18. * Detection of high line loss circuits for circuits covered by the fixed network.

               19. Flexible metering capabilities capable of providing rate and service interchangeability with or without the need for meter replacement or changeout.

               20.  * Actual physical turn-on/turn-off capability.

               21. Provide for customer energy management capability including interval data through use of the MV-90 for ABB Alpha customers and GIHP fixed network customers for use in real-time pricing situations.

               22.  *  Signature   analysis  -  appliance  end  use   monitoring
                    information.

               23.  * System diagnostic capabilities including:

                                     Circuit    monitoring    System    capacity
                                     prediction System load profile  Transformer
                                     load     profile     Transformer     outage
                                     notification Load forecasting

               24. Meter and metering services as defined herein, including single phase services through the GIHP, and single and three phase services through the MV-90 system.

               25.  MIS interface and development services as defined herein.

                  The functional requirements for the "asterisked items" have not been defined nor developed. Following construction and development, Contractor will make available to Duquesne the option to include, based on contractual agreements, the selected functionality.

         1.4      Statement of Services

                    The following services shall be provided by the Contractor upon implementation of this Agreement:

               1. Ability to provide daily meter reads (KWH) for all meters covered by the fixed network.

               2. Ability to provide reads from 10:00 p.m. - Midnight each day for customers designated as Customer Choice Option customers and contracted for such service under Schedule D.

               3. Ability to provide daily demand (KW) reads for all single phase demand accounts covered by the fixed network (using * or ABB PowerPlus Alpha meters), including the MV-90 system. Ability to supply billing determinants through MV-90 system for Alpha meter accounts to arrive at peak demand (KW) for billing purposes and reset of demand each month coincidental with billing period. Single phase accounts greater than * will be equipped with the ABB PowerPlus Alpha meter and processed through MV-90, while the remaining single phase demand accounts will generally be handled through the fixed network using the * device.

               4. Monthly meter reads for all remaining certified single phase meters not covered by the fixed network.

               5. Ability to perform unlimited on demand/appointment readings for all meters on the fixed network.

               6.   Simultaneous   group   readings  as  required   for  various
                    categories or groups of meters to be determined by Duquesne.

               7. Near real time tamper notification and reports for all meters covered by the fixed network. The tamper reporting application shall record each occurrence of tampering at each meter. Periodic tamper reporting for ERT'd meters not located on the fixed network.

               8. Near real time power outage notification at the * CCU level consistent with design criteria in Schedule B ( * based on * ). Outage data will interface with Duquesne's systems as needed to support effective implementation of the outage notification and restoration functions.


               9.   Logical/virtual   disconnect  function  capability  for  all
                    accounts covered by the fixed network.

               10. Monitoring and reporting of consumption for unauthorized usage of inactive accounts for all accounts covered by the Fixed Network.

                    11. Delivery of all data to the host billing system as required.

                         12. Flexible metering  capabilities for Customer Choice
                             Option reads, TOU, Load Profile and Real Time Pricing for all accounts covered by the Fixed Network, or processed through the MV-90 applications.

                         13. Installation  testing and maintenance  services for
                             all single phase equipment, GIHP system or MV-90 software and other deliverables excluding installation and maintenance services for three-phase meters.
                    14.  Meter  and   metering   services   covered   under  the
                         Agreement.
                    15. Contractor interface and development services covered under the Agreement, as necessary to fully implement daily reads, billing, DISCuS or other functions through use of * or other necessary interfaces as shown on the GIHP/MV-90 flow diagram (see Figure 1-1).

         1.5      System Overview

                  The Fixed Network shall utilize a communications system consisting of local area and wide area networks to remotely communicate with Meter Modules. All transactional data shall be acquired, monitored, and managed by the Contractor's real-time relational database, and stored in a Contractor supplied relational database queried by Standard Query Language (SQL) commands using an Oracle environment.

                  Actual equipment specifications, including both single and three phase equipment and hardware, are included in Schedule
                  B. These specifications include, but are not limited to, Genesis fixed network equipment and software, end point devices such as * , ERTs, DCI Sentry, single and three phase ABB PowerPlus Alpha meters, * theory and MV-90 system operational and software specifications. These documents will be integrated during Phase II into one overall system specification describing the technical and operational functionality of the complete system.

         1.6      Implementation

                  The  Contractor   shall  provide  and  install  all  necessary
                  equipment, hardware, software, and services to implement a Genesis fixed network automated data acquisition system in the Duquesne service area. Specific requirements for Meters being equipped with Meter Modules are covered in Section 3 Project Implementation Services, Equipment. The specific Equipment, Software, and Services to be provided are described in this Description of Work.

         1.7      Implementation Phases

                  Implementation of the automated meter data acquisition system for Duquesne shall be separated into distinct phases. Phase I shall demonstrate process development and verification. Activities shall test and integrate all processes necessary to install and operate all of the system components (Meters, Meter Modules, radio communication devices, installation tools, Software, etc.).

                  Phase II is actual installation of the complete system. Primary activities to be performed during this period are completion of all Meter exchanges, Meter Module installations, radio device installations, and software interconnection and integration of MV-90 applications. Included in this Phase is installation of the MV-90 system for three phase and large single phase meters, and initial processing of all customer interval data.

                  Phase III is the operational phase and consists of the ongoing data acquisition and Meter maintenance services provided to Duquesne by the Contractor. It is expected that Phase I shall be complete prior to Phase II. Phase II shall begin the Meter change out process, provide the phase-in of all new
                  applications  and  interfaces  to  Duquesne's   systems,   and
                  conclude with testing and acceptance by Duquesne. In accordance with Schedule J of the Agreement, the fixed network may be expanded to * coverage of Duquesne's total Meter population, at Duquesne's option.

                                           Preliminary System Flow Diagram
                                           GIHP and MV-90 Operating Systems

------------------------------------------------------------------------------







                                                         *









-------------------------------------------------------------------------------

         Notes:

         1)   Diagram represents  approximate  interactive design of anticipated interfaces and is subject to change based on future design considerations.
          2) All system interfaces are not finalized. Some systems, such as the Power Billing System, require further development to define all interfaces.
          3) The MV-90 system shown above is comprised of a number of hardware components that are not detailed in the diagram.
          4) ABB Envision software may be implemented by Duquesne for management of power quality data provided by ABB's PowerPlus meters, with appropriate interfaces to DISCuS and MV-90 provided (see Schedule J, Milestone #13 High Level Architecture).

                                                        FIGURE 1-1

2.       PROJECT MANAGEMENT
-------------------------------------------------------------------------------

         2.1      Project Management Role Definition

                  As a minimum, the Contractor shall assign individuals to the key positions listed in this section for project implementation. Duquesne and the Contractor consider these positions to be essential and the minimum necessary for successful project completion.

                  The Contractor shall ensure that the necessary project management is in place to support the transition from
                  Duquesne's current meter reading system to the new fixed network automated meter data acquisition system. Well-established project management, planning, and training processes shall be utilized along with use of an experienced staff of system engineers, project managers, trainers and customer support staff to develop and implement these plans.

                  2.1.1    Senior Account Manager


                           The Contractor's project team shall be led by a Senior Account Manager, who maintains overall responsibility for project status and operations. The Senior Account Manager shall be the primary point of day-to-day contact between Contractor and Duquesne and shall track system progress, schedules, changes in scope and budgets.

                           The Senior Account Manager shall have Contractor's overall project management responsibility. The Senior Account Manager shall be responsible for on time, implementation of the fixed network meter data acquisition system, administration of all activities and ensuring that all milestones, customer satisfaction requirements and other requirements of the Agreement are met.

                  2.1.2    Project Management Responsibilities

                           The Contractor's Senior Account Manager shall coordinate Meter Module and radio device installations by Contractor and its subcontractors. Primary installation activities shall focus on tracking project timelines, meeting defined installation goals, maintaining quality assurance and control, managing subcontractors, providing billing and invoicing control, supporting and offering guidance to Duquesne, and resolving complaints and issues regarding installations. The Senior Account Manager shall track installation progress, maintain installation schedules and appointments, and ensure quality of installations.

                  2.1.3    Project Managers

                           A Project Manager is one of the project's lead technical team members; however, other technical personnel may be called upon to perform appropriate functions as necessary.

                           For software related issues, a Project Manager assures that the system software is acceptable in its overall technical design and function, that it complies with requirements and design objectives, and is setup and configured properly.

                           For hardware related issues, a Project Manager assures that the hardware deliverables meet the system requirements, orders and procures necessary hardware components, supervises technicians, documents system configuration, and arranges for and supervises system staging, integration, and installation.

                  2.1.4    Technical Coordinators

                           Specific technical individuals shall be associated with the project and shall be part of the extended project core team. These Technical Coordinators shall be responsible for providing information, procedures, suggestions, and new product information, and assisting with installation issues and anything that pertains to appropriate system implementation.

         2.2      Duquesne Project Organization

                  2.2.1    Duquesne Project Manager

                           The Duquesne project team shall be led by the Project Manager who is responsible for project status and operations. The Project Manager shall be the primary point of contact between Duquesne and the Contractor. The Project Manager shall manage and track system implementation progress, schedules, changes in scope, budget, quality control, and coordinate activities among departments.. The Project Manager shall also oversee customer relations and address concerns of any customers this project will impact. The Project Manager will have both technical and fiscal responsibilities for the project.

                  2.2.2    Duquesne Project Organization

                           The Duquesne Project Organization shall:

                           a)Oversee the project equipment and software
                              deliverables.
                           b) Coordinate the interfaces between the new systems
                               and Duquesne's customer information systems.
                           c) Assign and track action items; request corrective
                               action plans as provided for under the Agreement.
                           d) Collect progress data.
                           e) Monitor project installation and coordination,
                              and adherence to Schedule J.
                           f) Collect project deliverables.
                           g) Document technical aspects of the project.
                           h) Audit the quality of installations.
                           i) Monitor meter conversions and interfaces between
                              Duquesne's and Contractor's systems.
                           j) Inspect projectinstallations for quality control.
                           k) Coordinate the transition from manual meter
                              reading to an automated system, including implementation of automated three phase metering.
                           l) Establish engineering procedures and standards.
                           m) Assist with installation issues regarding meter
                               conversions.
                           n) Perform other functions as necessary.

         2.3      Project Management

                  2.3.1    Tools

                           Specific and common project management tools shall be utilized throughout the Term of the Agreement at Duquesne. This will provide consistent, revisable documentation that can be tracked both electronically and manually. The following tools shall be utilized:

                           Project Scheduling:   Microsoft Project, version 4.0
                           Documents:             Microsoft Word, version 6.0.1
                           Correspondence:  Microsoft Word, version 6.0.1
                           Spreadsheets:          Microsoft Excel, version 5.0a
                           Databases:             Microsoft Excel, version 5.0a

                           These tools may be changed or upgraded  from time to
time with mutual agreement.

                  2.3.2    Scheduling

                           The Contractor shall provide a detailed project schedule, consistent with both the Meter installation schedule and Schedule J, which identifies specific Milestones, and supports the contractually agreed on Milestone Schedule J, as well as other schedules included herein. This schedule becomes the reference schedule that the Contractor and Duquesne Project Managers shall use to measure project progress.

                           The top level schedule (presented as Gantt and PERT charts) shall be used to develop a detailed project schedule, in order to assure that all project commitments are based on the same assumptions and milestones, and ensuring that completion dates are consistent and completely listed.

                           Schedules shall be monitored and status updates provided on a periodic basis by the Contractor or as requested by Duquesne to reflect completed items, adjusted task items or identification of significant changes. Any minor changes shall require approval of Duquesne, major changes will require review and approval by Duquesne and Contractor, and shall be handled in accordance with the appropriate change control provisions of the Agreement.

                  2.3.3    Document Tracking

                           All documentation, including specifications, manuals, guides, and correspondence, shall be numbered and tracked by both project management teams. Document tracking ensures consistent communication with clear collaboration between the Contractor and Duquesne. Document numbering and tracking schemes shall be determined, jointly, by the project management teams. A specific transmittal form will be developed for use throughout the Agreement.

                  2.3.4    Correspondence

                           All correspondence, including letters and memoranda, shall be numbered and tracked via the previously specified document tracking mechanisms. All correspondence shall be handled as a transmittal with a cover form that includes appropriate numbering for identification. A specific transmittal form will be developed for use throughout the agreement.

                  2.3.5    Telephone Contact Reports

                           To ensure that telephone correspondence is accurately tracked and recorded, a contact report shall be generated for all significant communications. These contact reports shall be tracked with a brief communication description, date, and time by the project teams. These reports may be entered into the project correspondence tracking system as requested, otherwise they will not be considered project commitments. Contact reports are kept by both the Contractor and Duquesne organization as appropriate.

                  2.3.6    Progress Reports

                           Progress Reports shall be provided by the Contractor as formal updates to the status of the project implementation. Reports shall be created and distributed at specified milestone dates, monthly, and as needed or as outlined in the agreement (determined by project management teams). Included within the status reports will be specific milestones, updates, action item lists.

                           Weekly updates regarding the installation efforts (i.e. number of installed Meter Modules and other
                           equipment,       hard-to-get-at-meter-identification,
                           inaccessible meters, and equipment installation issues) shall be provided to Duquesne from the Contractor, based on similar reports from subcontractors. Other reports including graphic displays of project information shall be provided to Duquesne on an as needed basis. In addition to the formalized progress reports, daily verbal communications shall take place between project management. Other reports as required by Duquesne in the Agreement will also be issued.

                  2.3.7    Action Item Lists

                           As a means to consistently track open issues and actions, Action Item lists shall be created and updated as necessary. These lists shall be maintained by the project management team and shall be distributed and available to all project team members and other interested individuals as directed by the Project Managers.

                  2.3.8    Project Meetings

                           Project review meetings shall be held every four (4) weeks or more frequently as needed through Phase II and as required during Phase III. Meetings shall be scheduled to discuss technical aspects of the project, provide status updates in addition to the status reports, review performance and review implementation changes (i.e. scope, additions, schedules).

                  2.3.9    Document Review

                           Specific   documents,   as   defined   in  Section  8
                           Deliverables and in Schedule N, shall be provided to Duquesne.

                           Documentation for Contractor's standard hardware and software is furnished for Duquesne review, but is not typically subject to approval or customization except as specified in the Agreement. If errors are found in standard documentation, comments and "problem tracker"' forms are available to identify the errors for correction. Updated documentation shall be provided to Duquesne as available.

         2.4      Change Control Process

                  Change control is the prescribed process to manage changes defined during the Agreement. To establish a basis for change control, baseline documents are identified to guide the activities on the project. The baseline documents for the fixed network system are described as follows, and these documents are grouped as one document.

                      Utility Automated Meter Data Acquisition Agreement and Attached Schedules and Exhibits (as Revised) Is the defining contract document that provides for the delivery of defined services and controls all other documents.

                      Description of Work Is the document that defines all project installation, field implementation and ongoing service activities and is included in the Agreement as Schedule A.

                      Technical and Functional Specifications Represent subsequent baseline documentation for each component of the fixed network system. These documents detail published engineering specifications for each fixed network system component (both hardware and software), system configuration and diagnostic characteristics, operational manuals and guides, other design specifications, installation procedures, and also includes functional requirements of the fixed network management system. The technical specifications are attached to the Agreement as Schedule B and product, functional or system specification documents will be provided by Contractor as required in Schedule J.

                  Upon completion of the installation efforts and movement into the operational activities phase (Phase III) the change control processes will continue to remain available to review, monitor, schedule, and approve suggested changes to the fixed network system services or implementation process. All changes which affect the Agreement must be handled as specified under
                  Article IV of the Agreement.

                  2.4.1    Types of Changes

                           Change  requests are  categorized in Two  categories:
                           Minor Change if the change is minimal and has no cost, schedule, or other material impact; Major Change if the change is major and causes a cost, schedule, or other impact. The project management teams shall determine and finalize the type of change classification in accordance with the Agreement. If there is a question on the type of change classification, the request shall be considered Major, and shall require review by the Contractor and Duquesne Project Managers before being finally classified as Minor or Major. (All Major changes must be handled in accordance with Article IV of the Agreement.)

                  2.4.2    Change Control Diagram


                           The following diagram depicts the method that will be used to handle change requests made by the Contractor or Duquesne during the term of the Agreement:

Change Process Flow Diagram

[GRAPHIC OMITTED]

                  2.4.3    Change Control Process

                           The following process shall be used for disposition of changes requested during this Agreement:

                    a) Either party may initiate a request for change by completing the form included as Schedule K of the Services Agreement.

                    1) If the Schedule K form is completed by Duquesne, it shall be submitted to the Contractor's Project Manager. Unless otherwise stated in the request for change, Contractor shall within * of the date of the request, advise Duquesne whether the requested change is a Minor Change or a Major Change.

                    If Contractor believes the requested change is a Major Change, Contractor shall provide a proposal to Duquesne within * unless an extension is agreed upon with its advisement identifying the specific impact on price, scope, schedule or any other impact on this Agreement in sufficient detail for Duquesne to evaluate the reasonableness of Contractor's proposal. Contractor reserves the right to charge Duquesne its time and expenses associated with preparing a proposal, if it is estimated that such effort will take more than 8 manhours to prepare.

                    2) If the Schedule K form is completed by Contractor, it shall identify whether the requested change is a Major Change or a Minor Change. If a Major Change is requested, Contractor shall include its proposal identifying the impact on price, scope, schedule or any other terms of the Agreement to implement the change in sufficient detail for Duquesne to evaluate the reasonableness of Contractor's proposal.

                    b) If the change requested by either party is a Minor Change and Duquesne desires that Contractor proceed with the change, the completed Schedule K form shall be signed by both Project Managers and a copy of this shall be maintained in each party's file as authorization for this change, and is considered an official Agreement document.

                    c) If the requested change is a Major Change and Duquesne desires that Contractor proceed with the change, a Change Order Notice shall be issued by Duquesne to incorporate the change and any authorized adjustments to price, scope, schedule or any other terms of this Agreement.

                    Upon receipt of an approved Change Order Notice from Duquesne, Contractor shall proceed with the change in accordance with the change order/control procedure.

3.       PROJECT IMPLEMENTATION, SERVICES, EQUIPMENT
------------------------------------------------------------------------------

         3.0      Meter Purchases

                  Successful integration of meter hardware and services with ERT data delivery functions is critical for the Contractor to provide a fully integrated meter data acquisition system. This integration can be best achieved through the Contractor ownership of all new meters, as well as the ERT, CCU, NCN and other system configuration hardware necessary to deliver data services to Duquesne. Duquesne will maintain ownership of all existing retained meters.

                  During the course of this Agreement, the Contractor shall purchase new meters required for use in Duquesne's service area where retrofitting meters is not possible for the installation of Meter Modules. For new ERT'd meters, The Contractor shall coordinate with the meter manufacturer to have the ERT module installed at their factory. Other meters shall be purchased with the objective of installing devices, such as * and DCI Sentry to automate the data acquisition function for those meters as well. In other cases, ABB PowerPlus Alpha meters will be purchased by Contractor to meet three phase and large (transformer-rated, above * ) single phase demand requirements.

                  Purchase of new meters shall be completed by the Contractor in accordance with Duquesne specifications and requirements. Ongoing coordination between Duquesne and the Contractor will be necessary for the purchase, scheduling and delivery of three-phase meters being installed and maintained by Duquesne. Contractor shall adopt industry standards (ANSI, IEEE SCC 31) for communicating Meter data and defining interconnectivity of Meter devices.

                  Assigning responsibility for ownership and control of meter devices is critical to the successful integration of services required under the Agreement. The responsibility to inspect, test and maintain the single-phase meter population shall provide the Contractor with the overall control necessary to achieve the service level requirements specified under the Agreement. Duquesne shall retain responsibility to inspect, test and maintain the three-phase meter population.

         3.1      Single and Three Phase Demand Meters

                  Contractor will ensure that the following single and three phase demand meter requirements are implemented:

                  3.1.1    Single Phase Meters/Communication Links

                           Single phase ABB PowerPlus Alpha meters will be installed by Contractor (or Duquesne pursuant to Section 3.9 of the Agreement) on all single phase transformer-rated demand accounts equal or greater than * using telephone line communication links (approximately * meters). Contractor is responsible for providing the meters and telephone modems, and for paying * , if any. Contractor will install, or pay to have installed, the single phase meters, modems, telephone line connections and any other related charges.

               3.1.2               *

                    Single phase demand accounts less than * will be equipped with * devices (see General Note #6) capable of recording * . * accounts will be connected to the fixed network which will deliver * . * will be passed through an appropriate interface to the MV-90 system for * purposes.

               3.1.3 Single Phase Interfaces

                           Appropriate interfaces to the GIHP, DISCuS, MV-90, Power Billing and data warehouse subsystems will be developed by the Contractor to carry out required functions, such as billing, daily reads processing and retail competition supplier reconcilement (see Figure 1-1).

                  3.1.4    Three Phase Meters

                           Contractor will purchase approximately * three phase ABB PowerPlus Alpha meters with power quality monitoring functions, outage notification and load profile capability, and the necessary modems for connecting all three phase meters to telephone lines, trunk radio, CDPD or other communications mediums as appropriate for each account having three phase service. These meters/modems will be leased to Duquesne, with a * residual payout (see Schedule E) at the end of Phase III (unless extended beyond 15 years). Duquesne will perform the installation of these meters/modems at the customer's location, with Contractor responsible for establishing the necessary connection at the MV-90 head end system through installation of head end equipment such as the MV-90 server and modems.

                  3.1.5    Three Phase Communication Links

                           Contractor will be responsible for providing communication links via trunk radio, CDPD or telephone connections, including monthly communication charges if any, for all transformer-rated three-phase services (approximately
                           * accounts). The trunk radio communications option may be selected by Contractor for meters not utilizing or requiring a telephone line connection if trunk radio is available and compatible with the MV-90 system as described in Figure 3-1. Duquesne will provide connections and assume operating costs for the remaining * three-phase meters.

                  3.1.6    MV-90 Installation and Interfaces

                           Contractor will install the MV-90 system and appropriate billing and data interfaces (see Figure 3-1) such that the transition to automated services will be smooth. Three phase interfaces with billing, DISCuS, data warehouse or other systems will be provided by Contractor in sufficient time to permit continued orderly processing of all accounts by the respective implementation dates on Schedule J and the project interface priority list (Figure 3-2).

                  3.1.7    Installation Timetable

                           Figure 3-1 describes the timetable for installation of single and three phase ABB PowerPlus Alphas using shared as well as separate phone lines, trunk radio or other communications medium.

         3.2      Metering Services

                  The Contractor shall assume responsibility for all Meter purchase and ownership functions described in the Agreement. Beginning in Phase II, the Contractor will inspect, test, install, remove and maintain all Meters on which an ERT, * or DCI Sentry device has been installed. Duquesne will continue to inspect, test, install, remove and maintain all Meters which are not automated. Duquesne will also continue to perform the actual physical connect and disconnect on all meters during the term of the Agreement. The Contractor will establish appropriate trained staff to perform required support functions. Duquesne and the Contractor shall coordinate the transition of three phase customers to automated three-phase metering and related services based on installation of the MV-90 system. The metering services functions required to support the Agreement Meter provisions are as follows:


                    1. The Contractor shall provide installation, inspection, testing and maintenance functions for all single-phase meters at a level that is consistent with Prudent Utility Practices and regulatory requirements. Meter inspection and maintenance activities initiated by Duquesne must be completed by Itron within * of receipt of a service order (using appropriate work order management system; notification before 3:00 p.m.). This effort includes requirements for Meter installations, removals, periodic and sample testing, inspections required for customer inquiries, high bill complaints, tampering or other reasons, and maintenance and general repairs of all damaged or defective meters and related equipment encountered by the Contractor or requested by Duquesne. All data required for recordkeeping or customer response purposes shall be provided to Duquesne in the manner and form consistent with the Agreement.

                    2.   The  Contractor   shall  establish  a  Meter  test  and
                         maintenance facility as accepted by Duquesne to complete all single-phase meter test requirements, repair functions and ERT or single phase Alpha meter installation and testing activities necessary to meet system requirements. All testing shall be performed to meet test requirements established under Schedule F. Recordkeeping and reporting requirements associated with these activities shall be maintained consistent with the Agreement.

                    3. Sufficient metering services support staff shall be required to accomplish the required meter services, and to complete meter sets and removals within * of notification by Duquesne (same notification requirements as above). Sufficient Contractor supervisory personnel shall also be required to oversee this effort and ensure that all obligations covered under the Agreement are satisfied. Duquesne agrees to provide supervisory oversight during the transition period, in order to assist the Contractor in ensuring that all recordkeeping requirements, regulatory compliance issues, and customer satisfaction are maintained.

                    4. During the Agreement, Duquesne shall retain overall responsibility for all engineering support, standards, procedures, policies, and technology enhancement functions related to the metering services contained in this Section. Contractor shall maintain equipment and facilities that meet all standards for safety, quality and performance and include  appropriate  advanced metering  technologies to ensure that the overall meter population does not become technologically obsolete during the term of this Agreement. Duquesne shall provide all historical data necessary permitting the Contractor to evaluate its costs and expected resource requirements during this period.

                    5. Contractor shall utilize intelligence at the meter for computing and retrieving both single and three phase demand and higher level customer consumption data through the fixed network or through the fixed network, including MV-90 applications. The System shall be capable of retrieving the required consumption data from all meters connected to the fixed network.

                          6. Contractor shall qualify its labor force to ensure that all personnel possess the necessary skills and knowledge required to perform all required job functions in compliance with Prudent Utility Practices and regulatory requirements. Although Duquesne shall not be directly responsible for training Contractor maintenance personnel, assistance shall be provided to Contractor trainers regarding Duquesne's specific standards and practices.

                          7. All necessary test equipment, tools, and associated accessories to be used by Contractor field maintenance crews shall be provided by the Contractor and comply with Duquesne's requirements and specifications.

                          8. Duquesne recognizes that certain details related to test, maintenance and inspection requirements shall require further evaluation. Necessary material to support this effort are available for review.

                    9. Installation of ERT retrofit kits shall be accomplished in one of two manners. For new meters ERT retrofit kits shall be installed by the meter manufacturer. The new, ERT'd meters shall be exchanged with current meters in the field. The Contractor shall select a sample of * from each shipment of * new ERT equipped meters and perform a meter calibration accuracy test in their retrofit center prior to field install. The old meters that are being replaced with new ERT'd meters shall be sorted by the Contractor and/or their sub-contractor according to criteria set forth in Schedule
                    G. Meters meeting acceptable reuse criteria shall have ERT retrofit kits installed by the Contractor or their sub-contractor. Following ERT module installation, all retrofitted meters shall be tested and recalibrated by the Contractor per Duquesne specifications and Pennsylvania P.U.C. rules.

                          10. Testing of new or retrofitted  single phase meters
                              by the Contractor shall be conducted in a timely manner to allow proper inventory levels for field installation. Three phase meters shall generally be tested at the manufacturer's location and shall meet Duquesne's specifications prior to shipping. All retrofitted single phase meters shall have a bar code label attached by the Contractor per Duquesne specifications. During Phases II and III, the Contractor shall retain the option to scrap any old meters and replace them with new ERT'd meters as necessary and appropriate, consistent with Duquesne's requirements.

                          11. Field-related  meter  installation  and  servicing
                              activities by Contractor personnel will be performed in a manner which maintains Duquesne's monthly customer satisfaction ratings. Customer satisfaction ratings will be determined as a result of feedback received from customers at whose locations Contractor performs work related to the Agreement. A Customer Satisfaction Survey card, supplied by Duquesne, will be left with customer for return to Duquesne. Contractor will supply a monthly exception report where appropriate. Performance will be calculated based on the number of surveys returned for the current month with categories weighted as shown below:

                                      Friendly and Courteous                 *
                                      Timely                                 *
                                      Professional and Competent             *
                                      Respected Property                      *
                                      Presentable                            *

         3.3      Meter Reading Activities

                  During and upon completion of Phase II, as routes are assigned or accepted, all meter reading activities shall be handled by the Contractor, except for three phase meters awaiting connection to MV-90. Readings shall be provided for all meters on the Duquesne system, either via the fixed network, the MV-90 system applications or by mobile or manual methods as follows:

                  Fixed Network - Provide a minimum of daily reads for all meters which are covered by the fixed network. Provide consumption or other data for advanced services at the pricing levels described in Schedule D.

                  Mobile - Monthly billing reads shall be provided via the mobile system for all meters which have a Meter Module installed but are not covered by the fixed network.

                  Manual - Duquesne will continue to read three phase demand meters and single phase meters until they are automated. Contractor may also retrieve readings manually, from time to time, where automated systems are unable to retrieve data.

                  MV-90 System - Daily or more frequent reads will be provided for all three phase and large (greater than * ) single phase customers equipped with an ABB PowerPlus Alpha meter. All such meters will be capable of delivering advanced rates such as time-of-use or interval data for load profile as contracted by Duquesne per Schedule D.

         3.4      Meter Records

                  Maintaining accurate records for meters is critical towards achieving Duquesne's goal for accurate customer billing and customer satisfaction. This goal is best achieved using DISCuS, Duquesne's Information System for Customer Service. This state-of-the-art system integrates five major customer service subsystems including meter records which supports the functions of maintaining meter device, test and location information.

                  During the Agreement, the Contractor shall maintain records of all meter transactions and update DISCuS records per specifications. Duquesne shall provide the necessary access to its information systems to perform the required record keeping functions.

         3.5      Field Installation

                  The Contractor shall provide the equipment and labor necessary to install, verify operation, and complete all single phase (except for installations performed by Duquesne in accordance with Section 3.9 of the Agreement) Meter exchanges, CCU installations, and NCN installations. This effort includes scheduling the work and arranging appointments, following criteria established by Duquesne (Meter installation for identified socket and A-Base meter sets, not including tamper or diversion of service investigation, etc.). The Contractor shall install the necessary communications facilities, power transformers, service lines and connections needed to provide a fully functional, installed fixed network and headend applications including MV-90 as required to satisfy the Agreement. Duquesne will provide available information concerning the existing pole and transformer population.

                  The  Contractor   shall   complete  Meter   exchanges  on  all
                  identified meters in the Duquesne services area.

                            The installation  crews shall utilize off peak hours
                           if necessary to attempt to contact customers for inaccessible locations

                            The  field  installer  shall  visit  the  house  and
                           attempt access to the meters for installation (field attempt number one).

                            If the meter is inaccessible or the installer cannot
                           gain access to the meter or work on the meter due to customer related issues, the field installer shall leave a door hanger provided by Duquesne (written notice number one).

                            If  questions  arise  due to  inaccessibility,  work
                           which can not be completed, or differences in the parallel testing efforts (incorrect meter numbers, different addresses, meter reading differences, etc.), Duquesne and the Contractor shall conduct individual or joint inspections to agree on how to proceed.

                            On a separate occasion, typically another day of the
                           week, the field installer shall re-visit the house to install the new ERT'd Meter (field attempt number two).

                            If the meter is still inaccessible, the installation
                           crews shall notify the Contractor to send a post card notice. Requesting access and appointment scheduling (written notice number two).

                            The field  installer  shall  attempt to install  the
                           ERT'd Meter a final time (field attempt number three).

                  The Contractor shall establish a reserve fund of up to * for the purpose of handling service entrance and socket modifications required to complete Meter change installations. The overall contract scope change provisions shall be utilized to address and approve requests in excess of the established reserve fund. Unexpended amounts will be retained by Contractor.

                            The Contractor shall establish  appropriate policies
                           and procedures, subject to Duquesne approval, to regulate and account for all charges assigned to this reserve fund. Periodic audits initiated by Duquesne will be conducted to ensure the reserve fund is properly administered. Duquesne approval shall be required for any job transaction charged to the reserve fund in excess of * . The Contractor shall provide Duquesne with a monthly statement showing the reserve fund transaction details and fund balances for the period. Upon completion of Phase II, all unused dollars in the meter socket reserve fund budget will be retained by the Contractor.

                            If work on the  meter  cannot  be  completed  due to
                           meter issues (such as electrical wiring constraints or physical room for the Meter), Duquesne shall be consulted for guidance or other action as may be appropriate to resolve the problem.

                            If an A-Base  meter is  encountered,  the  installer
                           shall install a socket adapter to enable installation of the ERT equipped socket meter. If the A-Base socket adapter cannot be installed due to meter issues (such as wiring constraints, space problem or unsafe conditions), Duquesne and Contractor shall mutually decide how to proceed.

                            Relocating, replacing, repairing sockets.

                            Unsafe conditions.

                            Required rewiring to meet code specifications.

                  During the time between and following the first and second inaccessible occurrences, the installation crews shall attempt to contact the customer premise via telephone for scheduling and meter access (three telephone attempts). A valid telephone attempt is when the customer can be reached or when a message is left on an answering machine or voice mail. If a meter is inaccessible and the field installer has satisfied the contracted number of three attempts and three telephone call backs, the customer account shall be turned over to Duquesne for evaluation.

                  Field Installation Specifications shall be developed consistent with Prudent Utility Practices and documented by Contractor, and reviewed and commented upon by Duquesne, including installation of A-Base adapters, meter rings, lock bands, suspected tampering, and seals on electric meters, and other necessary supplies that may be required. These documents shall cumulatively be known as the ERT Meter Module Installations manual and shall be issued by the Contractor for Duquesne's review and comment.

                  The installation process shall be documented to fully explain the procedures and guidelines with respect to the installation of Meter Modules, Meter exchanges and other on-site field installation efforts. Field installers shall identify and report unbilled meters and customers using without a meter. Meter exchanges with ERT equipped meters should be performed as these conditions are encountered. Included in this document shall be procedures for office operations, customer information system data input, installation expectations, and general guidelines.

                  Duquesne shall define and schedule the specific work routes where the ERT Meter Modules shall be installed. The installation territory is divided into specific work units that represent a cycle day's work. The work units are comprised of Routes that the meter readers currently follow. Installation crews shall follow the same work Routes across multiple work units within a given day. Routes will be vertically selected across work units to allow for consistent, systematic removal of manual routes across the territory. Such scheduling shall attempt to be within the window of the last billing date and the future reading date. Duquesne will attempt to schedule the Routes to allow efficient installation and permit the information systems to be updated with current operations. Work routes shall be selected and prioritized by Duquesne using a selection criteria including (1) "hot spot" identification, (2) balance within routes and work day, (3) large work unit classification, (4) parts of a route versus full assigned route (5) billing and customer communication schedules. However, maintaining flexibility while selecting work routes is a key function that shall be monitored by the project management teams. Routes shall be considered completed when * of the ERT capable meters have been retrofitted with ERT Meter Modules and when certification testing has been completed. Detailed exception lists shall be prepared by the Contractor showing completed routes and accounts without installed ERTs.

         3.6      Field Equipment and Other Installation Maintenance Items

                  ReadOne Pro units are used to program ERT Meter Modules, assist in the installation of the ERT Meter Modules on the electric meters in the meter shop, and complete electric meter exchanges via work order transactions. All necessary ReadOne Pro handheld computers and all associated accessories (i.e. batteries, chargers) to be used by the Contractor field installation and maintenance crews shall be provided by the Contractor. Up to * units to be used by Duquesne employees shall be provided by the Contractor. Duquesne shall provide and accept, electronically to the ReadOne Link application software, appropriate work order transactions based on selected work units and routes. The ReadOne Pro software shall be modified, as necessary, to accommodate Duquesne's service order processing system.

                  Other necessary equipment shall be provided by the Contractor to further facilitate the installation or testing of the ERT Meter Modules and meter exchanges, as well as installation and testing of * , DCI Sentry devices, single phase ABB PowerPlus Alpha meters, and any other equipment, including communication lines.

                  Installation and maintenance crews (Contractor's and Sub-Contractor's employees) are required to wear an identification vest or shirt and badge at all times while installing equipment in the field. Duquesne shall specify the requirements related to proper identification or uniform type.

                  Specific training needs shall be addressed on an as needed basis during the installation process. For field installation efforts, Duquesne is not responsible for training the Contractor installers directly, however, groups of trainers may require specific training with regard to Duquesne's operating practices.

                  The Contractor shall either provide or upgrade a sufficient number of Duquesne's existing handheld units, up to eight, to enable Duquesne to perform OMR readings for the purpose of reviewing and monitoring readings and service activities and capabilities.

         3.7      MV-90 System Implementation

                  Automation of large (transformer rated, * or greater) single and three phase demand accounts will occur in conjunction with implementation of the UTS MV-90 applications with appropriate interfaces for load research, load profiling, power billing, power quality event reporting, and enhanced services as defined in Schedule D. Access to the MV-90 system hardware and software will be provided to Duquesne by Contractor to facilitate an automated solution for complex metering by the implementation dates specified on Schedule J.

                  Contractor will provide Duquesne with unrestricted access and use of all capabilities of the MV-90 system needed to satisfy Duquesne's business requirements, including data collection, validation, editing, totalization, reporting, historical data, load research functions, rate data, load control, power quality event reporting, outage reporting, etc., as more fully described in the MV-90 Reference Guide and in Schedule B, and will provide maintenance, support, software upgrades and other services as provided under the Agreement at no charge to Duquesne.

                  Duquesne will operate the system and perform data processing functions in conjunction with Contractor to minimize operational requirements and redundancy of personnel. Contractor will install, test and implement the MV-90 applications and hardware and train Duquesne personnel on MV-90 operation. Thereafter, Duquesne will perform most daily data processing activities.

         3.8      Work Facilities

                  Separate work facilities shall be required for the Contractor project team as well as the installation and maintenance teams. The Contractor project team may be located at a permanent Operations Center located in a Duquesne facility or some other location. The facility space requirements include: necessary work space, office space, and also shop space and storage/warehouse space needs which will be provided at a Retrofit Center Facility at a location approved by Duquesne. Furniture requirements and accessories shall be determined as necessary. A separate long term maintenance, test laboratory, and equipment storage facility shall be required upon completion of the installation process.

                  Installation crew facilities shall include space and operation efficiency systems for operations involving sufficient number of people, training facilities, phone operations for scheduling and appointment planning, management, and any additional required activities. Warehouse space shall be necessary to house shipments of ERT Meter Modules from the Contractor, new single and three phase meter shipments from the meter manufacturer, reconditioned meters and returned meters from the field to be scrapped. Similarly equipped facilities shall be required for a maintenance crew.

         3.9      New Developments

                  ERT Meter Modules and associated reading devices (Handhelds, DataCommand Units, Cell Control Units and all other equipment) are typically designed with backward compatibility to ensure that future technology developments can be adapted and applied to existing systems. While the direction of future developments during the 15-year Term cannot be completely predicted, Contractor guarantees that as a minimum it will maintain the Equipment to ensure that all services included under the Agreement will continue to be provided.

                  As future ERT Meter Modules are developed, the reading technologies are expected to be able to read and implement available functionality. New ERT development may include added functionality. For example, there are currently three generations of gas ERTs with expanded functionality in the field that are all being read with the same devices. The Contractor shall contact Duquesne management upon the release of new ERT and system products that may be possible additions to the Duquesne system, when they are available.

                  As system components are modified and updated, including software, hardware, and firmware, the Contractor shall notify Duquesne concerning recommended operational adjustments to the fixed network system affecting Duquesne's operation and maintenance. It is understood by both the Contractor and Duquesne that future enhancements, and upgrades of the Genesis Fixed Network and MV-90 system software, automated applications, and related improvements shall be provided to Duquesne during the period of the Agreement via the change order process, except for those items provided by the Contractor to its other customers under maintenance agreements at no additional charge. It is also understood by both parties that * shall be given to Duquesne, throughout the term of the Agreement. This includes any MV-90 system and network related applications or client end use applications software that may be developed and would be desirable and provide benefits to Duquesne.

         3.10     Project Schedule (Gantt Chart - High Level)

                  An essential part of any project is the ability to track milestones and tasks. The project schedule is the tool that shall be implemented to track milestone dates, tactical items, and responsibility check points. (See Section 2.3.2 Scheduling) Contractor agrees to support the milestone dates outlined in the revised Schedule J.

         3.11     Delivery Schedule

                  The Contractor shall provide a system that shall include the necessary software and hardware to provide the required functionality. Appropriate inventory lead times shall be followed as necessary to maintain scheduled installation activities in accordance with the installation schedule.

         3.12     ERT Installation Schedule

                  The following Meter Module Installation Schedule has been developed to support the ERT installation project Milestones listed on the revised Schedule J. The Contractor will meet or exceed this Schedule as required to achieve the Agreement's September 30, 1997 Milestone completion date.

                   ----------------------- -------------------------------------- --------------- ---------------------
                                                                                     MONTHLY           CUMULATIVE
                           MONTH                        DESCRIPTION                  INSTALLS           INSTALLS
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Begin Installation                          *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Begin Retrofit Operations                   *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Ramp Up Meter Installations                 *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Stabilize Installations                     *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Peak Installations Achieved                 *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Ramp Down Meter Installations               *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                                                              *               *
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Complete Initial Contact                    *               *
                                           (     *      Customers)
                   ----------------------- -------------------------------------- --------------- ---------------------
                   ----------------------- -------------------------------------- --------------- ---------------------
                        *                  Complete Route Saturation/Cleanup           *               *
                   ----------------------- -------------------------------------- --------------- ---------------------

                  Notes:

                  1)   Monthly installs are actual totals through June 30, 1997.

                  2)   Contractor  will  achieve   appropriate  mix  of  new
                       and   reconditioned   Meters  to  assure
                       installation schedule can be achieved in a timely manner.

                  3) Above schedule excludes final URD deployment requirements related to use of DCI Sentry devices (see Schedule J).

                  4) All ERT'd meters, excluding certain exempted accounts, should be installed by September 30,1997.

         3.13     Fixed Network/MV-90 Equipment Installation

                  Contractor shall install all fixed network equipment, single phase PowerPlus Alpha meters with communication lines, and MV-90 hardware and software by the dates shown on Schedule J. Sufficient GIHP hardware should be deployed to support a * account fixed network by December 31, 1997. Installation of end point devices such as DCI Sentry, * , three phase Alphas, etc. should support the revised project schedule.

         3.14     Contractor Responsibilities

                  The following items are included under the responsibilities for the Contractor.

                            Any  tools  and  equipment   necessary  to  complete
                           installation of the fixed network, MV-90 and single phase end point devices are the responsibility of the Contractor.

                            Delivery of fixed network systems,  applications and
   MV-90 documentation:
                           - Operating Manuals and Tutorials
                           - System Description
                           - Functional Specifications or Reference Guides
                           - Licenses (described elsewhere in the Agreement)

                            Delivery of MAMR system & documentation.

                            Delivery of at least * for  reading  ERTs not on the
Network.

                            Project management services.

                            ERT Meter Modules,  ReadOne Pro units,  OMR handheld
                           units, CCUs, NCNs, GIHP, MV-90 system including all hardware, single and three phase PowerPlus Alpha meters, other end point and network hardware as required to satisfy the delivery of data devices such as * and DCI Sentry.

                            Ship hardware per installation schedule.

                            Provide ReadOne Link.

                            Supply,   configure,    integrate   GIHP   software,
                           databases, NMS software, customer information system software, client applications software related to network, MV-90 software, communications software for linkage of PowerPlus Alpha meters to MV-90.

                            Supply, configure, integrate DCLINK software and DCU
system software.

                            Install ERT Meter  Module  retrofits  on new and old
                           meters in a meter shop atmosphere; Meters shall be tested before installing in the field. Install single phase PowerPlus Alpha meters.

                            Perform   single  phase  Meter  field  exchange  and
customer data update process.

                            Supervise shipment schedules.

                            Track and  verify  financial  and  budgets,  provide
management reports.

                            Provide maintenance support, testing, meter changes,
                           inspections, repairs of single-phase meters, and associated end point devices.

                            Provide all  equipment  necessary  to test Meters in
field and shop.

                            Provide   office   and   shop   equipment   for  the
                           installation crews (i.e. PCs, shop benches, vests, id badges).

                            Supply additional client software related to network
                           management and applications herein.

                            Recycle/Scrap  old  meters  not being  reconditioned
                           (except for three phase, single phase demand meters). (During Phase II, as-found testing and register readings will not be required.)

                            Perform  testing and  calibration  of meters  before
field installation.

                            Supply   equipment  and  train  installers  for  the
                           installation of the ERT Modules, Meters, CCUs, NCNs, and any other end point devices to be installed by Contractor.

                            Acquire shop  office,  lab and  warehouse  space for
                           installation and meter shop operations.

                    Complete installation of A-Base adapters and replacement of all lock bands. Complete installation of necessary communications lines where no Duquesne communication facilities exist; install communication lines for single phase and transformer-rated three phase PowerPlus Alpha meters (approximately * accounts) to MV-90 system.

                            Locate  and  acquire  tower  space for NCNs where no
Duquesne towers exist.

                            Install transformers, service lines, and connections
                           to Duquesne's facilities as needed to energize the Contractor equipment.

                            Secure  Rights of Way on third party  locations  not
owned by Duquesne.

         3.15     Duquesne Responsibilities

                  The following items are included under the responsibilities for Duquesne.

                            Use of Duquesne pole space where available.

                            Use of Duquesne tower space where available.

                            Use of Duquesne communication lines where available.

                            Provide space for NCNs on Duquesne owned towers.

                            Review and comment on standard documentation.

                            Provide access to Duquesne's  facilities for on-site
work by the Contractor.

                            Assist  with route  scheduling,  training,  support,
management.

                            Audit installation quality.

                            Evaluate obsolete and non-functioning meters.

                            Provide   available   electric  meter   installation
                           procedures and instructions in written form. This allows the Contractor and its representatives to follow proper installation techniques that meet Duquesne's criteria.

                            Provide materials for Meter  installations which are
                           the responsibility of Duquesne, thus provided by Duquesne (locking bands, all sealing devices, and A-Base adapters).

                            Provide  locking bands  (appropriate  number of keys
                           shall be provided to the Contractor). Contractor will follow appropriate procedures for securing and tracking keys provided by Duquesne.

                            Public Relation  fliers,  bulletins,  announcements,
postcards, postage, door hangers.

                            Review  of   installation   goals,   schedules   and
procedures.

                            Provide  installation labor to support  installation
                           of three phase PowerPlus Alpha meters (see Section on Meter installations).

                            Provide  communication  links  for  approximately  *
                           three phase self-contained meters which are not Contractor's responsibility.

                            Provide  personnel for  operation of MV-90  software
                           and processing of information collected therefrom.



                                       Communications Link Alternatives Diagram
                                           Three Phase Meter Installations


Installation Timetable
                                                                                              Final Deployment Period
                                                             Final Deployment Period                (Stage II)
         First (1)                 Limited Option                   (Stage I)              a)    Remaining
 Pass Installation Period      Customer Installations    a)    Limited Option Customers         Installations Completed
 (Shared Telephone Lines)            Begin (2)           b)    Customer Choice Option      b)       *    by   *   ,
                                                              Customers                              *      by
                                                                                                     *
---------------------------- --------------------------- --------------------------------- ------------------------------
     *                     *                            *                                 *                             *
                                           Final Deployment Date

---------------------------    -----------------------     -------------------------------------------------------------

         Initial               Remaining Population:                  Remaining Population:      *     Meters
       Population:                    *      Meters
         *      Meters                                                   Alternative Carriers:      *
                                Difficult Locations:                   Trunk Radio/Separate Line:      *
Anticipated Installation:             *      Meters                   Telephone/RF/Private Carrier Options (3)
         *      Meters           (Telephone Lines)
---------------------------    -----------------------      -------------------------------------------------------------
   First Pass Projected        Location Success Rate:                               Trunk Radio
      Success Rate:                      *                                    or Alternative Carrier:
            *                                                             Remaining Customers      *


                              Projected Final Deployment Profile (       *        meters)
      Communication                                                              Private
   Cost Responsibility          First Pass            Limited Option         Line Alternative          Trunk Radio
   -------------------          ----------            --------------         ----------------          -----------
Contractor                            *                      *                       *                       *
Duquesne                              *                      *                       *                       *
                    TOTAL             *                      *                       *                       *
                           Total Contractor Responsibility:      *      Three Phase Meters
                            Total Duquesne Responsibility:      *      Three Phase Meters

I.    Communications Alternatives

     Several communication link options are available for use by Contractor to support the installation of three-phase metering through the MV-90 translation system. These options include telephone lines, trunk radio or CDPD cellular service depending on such factors as cost, reliability, availability, and customer impact. Contractor and Duquesne both agree to utilize best efforts to minimize communication costs and to work jointly to optimize the installation with the least possible impact on either Company.

     a) Duquesne agrees to make available its proposed trunk radio system for three-phase communication services at no charge to Contractor other than payment of incremental head end and technical support costs associated with use of this system, if and when the trunk radio system becomes available. Such costs would be appropriate only for the three phase, and also the single phase ABB Alpha meters for which Contractor has communication responsibility.

     b) Duquesne agrees to aggressively promote the use of shared telephone facilities to minimize the cost to Contractor for payment of monthly line charges or other communication costs. In this regard, Duquesne will initiate a customer notification and authorization program with its customers.
                                                      FIGURE 3-1


     c) Contractor and Duquesne will aggressively pursue the installation of shared telephone line connections, and separate telephone connections for customers where there is no suitable alternative to meet Duquesne's timetable for completion of installation efforts identified in this section.

     d) For customers where shared lines are not an option, Contractor will subsequently pursue the use of trunk radio technology or other private carrier options as the next alternative after shared telephone line communications until such time as other alternatives are ruled out, or until the * final deployment date.

     e) Beginning * , once the final communication choice is determined, Duquesne will aggressively pursue the installation of the remaining three-phase meters using the appropriate communications medium until all installations are completed. Contractor agrees to support completion of and provide system support for * of all three-phase installations by * and * by * , with the understanding that existing customers opting for customer choice (Customer Choice Option Customers) will be connected by any available communication means if requested by Duquesne from * until completion.


II.   Definitions

     a) Shared Telephone Lines: Existing telephone connections already in use by the customer which can be interconnected to the telephone modem to provide the necessary communications capability.

     b) Separate Telephone Connection: If customer fails to agree to a shared connection, a separate line can be brought in to operate the meter device and modem. This "exclusive" line may cost an estimated * per month in addition to the approximate * /minute per day data packet charges incurred on all telephone line connections.

     c) Limited Option Customer: Some customers, due to location, physical restriction or other reason, may require separate telephone line connections as the only feasible method for communication with the meter, if they have not already agreed to shared telephone lines.

     d)   Final  Deployment  Date:  The  date  specified  in the  agreement  for
          commencement   of  final   deployment   efforts  using  the  available
          communications alternative.

     e) Customer Choice Option Customer: A customer potentially desiring to shift to an alternate energy supplier will be a candidate for immediate connection to MV-90, using separate telephone lines if necessary, from * until completion, if requested by Duquesne.

III.  Projected Deployment Formula

     On or around * Duquesne will begin deployment of the ABB PowerPlus Alpha meters with telephone line connections using the shared line alternative. This approach should produce an estimated * acceptance rate. Beginning * , (Stage I) efforts will begin to install metering for the Limited Option Customers (estimated to be * of the population) where RF communications methods are not believed to be a viable alternative. Contractor also agrees to proceed with connections to Customer Choice Option customers beginning
     *  (or beginning    *      if Duquesne pays the line charges until then).

                                                FIGURE 3-1 (CONTINUED)


     Installation efforts will continue in this manner until * , or earlier if acceptable communications alternatives are found. At that time, the final deployment rollout effort (Stage II) will commence using the appropriate communications alternative, shown on the installation chart. By * , * of all installations will be completed, with * completed by * .


Notes:


1) Contractor limited to one time telephone installation and/or service activation charge of * per customer per installation for three phase Alpha installations (no limit for single phase Alphas). Duquesne is responsible for three phase telephone installation charges in excess of this amount.
2)    Installation of Limited Option Customers can begin * if Duquesne pays
      line charges until      *     .
3)    Contractor's line costs are capped at    *     per month over the length
      of the Agreement.
4) Contractor will provide the appropriate modem type in each ABB PowerPlus Alpha meter that coincides with the type of communications link that will be used.



































                             FIGURE 3-1 (CONTINUED)

                       GIHP/MV-90 INTERFACE PRIORITY LIST



        Following is a listing of identified interface priorities to date based on Duquesne's current understanding of Contractor's proposed MV-90 system functionality and data flow paths.



     1.       Billing Interface Requirements

     a)       Sentry Consumption Data Through Fixed Network           *
     b)    MV-90 Determinants - Power Billing Package Delivered             *
     c)       MV-90 Billing Determinants - (Current Complex Meters -    *  )*
     d)       Consumption/Demand/KVAR Through DCI, DCO, HHC & MV-90           *
     e)          *       Consumption/Demand Data Through Fixed Network       *

     2.       Daily Consumption Data Through Daily Reads Processing

     a)       Kilowatt Demand (Daily Reads with KVAR & TOU) - MV-90 System   *
     b)    KWHR Consumption (Daily Reads with Demand) - Sentry/    *  Devices *
     c)       TOU Data Collection (Version 2.5 Software)                     *

     3.    Load Profile Accounts

     a)       MV-90 to Data Warehouse Interface - Interval Data-Class Profile?*
     b)       Standard ERT'd Meters on Fixed Network - Up to  *     Intervals*
     c)             *       Meters - Interval Data                         *
     d)    Sentry DCI - Interval Data                                       *

     4.    Rate Scheduling Interfaces (      *       Required)

     a)       Assigning Device to Rate                                   *
     b)       Create New Rates                                          *

     5.    Events and Alarms)

     a)       CCU Outage Detection        *                               *
     b)    CCU Outage Detection            *                                 *
     c)    Alpha Meter Outage                                               *
     d)             *                                                        *
     e)       Sentry Outage                                                   *

     6.    Real Time Pricing

     a)       C&I Accounts Through MV-90 RTP Package (Large)             *
     b)       C&I Near Real-Time Interface (Small)                      *
     c)       Fixed Network Accounts Through Near Real-Time Interface       *
             (Potential       *       Requirement)

     7.    On-Request Reads                                                  *

     8.    Virtual Turn On/Off                                                *

     9.    MV-90/DISCuS/Data Warehouse Data Synchronization                  *

     The above list is not considered final. Continuing evaluation of MV-90 and GIHP applications, such as load research and power billing system, is expected to identify other critical interfaces which will be evaluated for appropriate file transfer mechanism (such as * ) and required implementation date.

     NOTE:
         PBS Power Billing Package delivered * will support an operational date of * .


                                                      FIGURE 3-2

4.       FIXED NETWORK SYSTEM COMPONENTS
------------------------------------------------------------------------------
         4.1      Description

                  Fixed network and MV-90 implementation will be accomplished by installing a fully functional, vertically integrated system for data acquisition purposes, including the Genesis system for standard ERT, DCI Sentry and * applications, and the MV-90 system for three phase and large (transformer rated, * or greater).

                  Within the Duquesne territory, the Contractor shall install fixed network components to gather data on Duquesne customer usage. Provide fixed network data acquisition, all meters in Duquesne's service area shall be saturated with ERT Meter Modules. The fixed network system shall utilize radio or other communications, which have been integrated with the Cell Control Units (CCU), Network Control Nodes (NCN) and GIHP to remotely communicate with the ERT Meter Modules in the saturated area and gather data on each customer's usage. The MV-90 system shall utilize communication links as necessary to deliver data between the ABB PowerPlus Alpha meters and headend systems including MV-90 software applications.

         4.2      Hardware Deliverables

                  4.2.1    ERT/      *      /Sentry Meter Modules

                           Contractor shall provide and install Meter Modules, * or DCI Sentrys for the Contractor's installation in the Duquesne service area. Specific quantities of equipment types for electric meters shall be determined based on installation within the territory. Retrofit kits shall be delivered for installation on existing meters; additionally, Contractor should identify planned meter acquisition to allow for meters to be delivered from the meter manufacturers with ERT Meter Modules already installed. The exact type and manufacturer of these meters shall be coordinated with Duquesne and can be any of the meters on Duquesne's approved Contractor meter list.

                           ERTs and * are a low power radio meter modules used in the Contractor's Off-Site Meter Reading (OMR), Mobile AMR (MAMR) and fixed network AMR systems. They are designed to encode consumption and tamper detection on electric, gas, and water meters, receive a radio frequency "wake-up" signal from and transmit data back to the reading device transceiver. (Please refer to the ERT Meter Module, * or DCI Sentry product specification sheets for specific equipment information and specifications.) Contractor shall implement a technology that is capable of retrieving demand and higher level consumption data from the meter. The ABB alpha meter and * are two alternatives that are available to meet this requirement. Other mutually agreed solutions may become available to meet this requirement if best industry practices and regulatory requirements can be satisfied.

                  4.2.2    ERT Meter Module Operation

                           The high data integrity during transmission of the ERT Meter Modules is achieved through a sophisticated preamble and Cyclic Redundancy Check (CRC) technique that assures data integrity. The Manchester-encoded data includes the following information:

                                     Preamble
                                     ERT meter module identification

                                     Electric consumption
                                     Tamper status
                                     CRC error check

                           The ERT Meter Module also incorporates a theft detection or tamper feature. Individual tamper indicators are counted when the ERT Meter Module experiences a meter removal/inversion and when the ERT Meter Module is tilted past a 60 degree angle in any direction. These separate tamper flags are then transferred to the billing computer and can be compared to previous counts for possible theft detection.

                           The electric ERT Meter Module receives power from an AC transformer connected to the primary side of the potential coil. The ERT Meter Module is tested to meet appropriate ANSI C12, 1988 specifications. For complete reference, the test results from the ANSI testing shall be made available to Duquesne upon request; Duquesne Meter Engineering has received copies of the test results.

                           The pulse initiator technology of the electric ERT Meter Module utilizes reflective optics located behind the meter nameplate and is a proven technology that ensures reliable retrieval of consumption data. A light absorbing stripe is placed under the meter disk and activates the optical sensor with no added drag to the disk. A common housing provides shrouding and secure mounting with no adjustment.

                           The electric ERT Meter Module shall incorporate a theft detection feature. Individual tamper indicators are counted when the ERT Meter Module experiences a power down/up and is tilted past a 60 degree angle in any direction. The tamper status is compared to its previous state and any change would be reported as a suspected tamper.

                  4.2.3          *      /DCI Sentry Devices

                           These fixed network devices function in accordance with the specifications included in Schedule B and will provide special purpose end point applications as required to meet contractual requirements for daily reads, demand and interval data or to provide advanced services when contracted by Duquesne per Schedule D. Contractor will be responsible for the telephone line charges associated with DCI Sentry installation and operation; this device will be limited in use to achieve fixed network coverage and for other residential applications such as URD unless alternate uses are subsequently approved by Duquesne. Other similar devices may be developed from time to time during the course of the Agreement which may be utilized subject to review and approval by Duquesne based on best industry practices and regulatory requirements. Specifications for such approved devices will be provided by Itron for inclusion in Schedule B.

                  4.2.4    Cell Control Units (CCU)

                           Sufficient CCUs shall be delivered installed and appropriately placed for reading the Meter Modules. The CCUs shall be installed by the Contractor in conjunction with Duquesne to collect data from the meter modules and to monitor power outage conditions at * the CCU * .

                           The CCU is a fixed point data collection device which requests, receives, and stores ERT and * Meter Module data. It shall consist of two radio transmitters, two radio receivers, and a microcomputer all housed in a single cabinet mounted on a pole. An antenna shall be used to transmit the "wake-up" signals and to receive the incoming Meter Module transmissions; these messages operate but are not limited to operate on the
                                *  MHz transmit and *  MHz receive frequencies.

                  4.2.5    Network Control Nodes (NCN)

                           Sufficient NCNs shall be installed for communicating to the CCUs, other NCNs and the GIHP. The NCNs shall be located on Duquesne's microwave tower sites (or other appropriate location) and shall be installed by the Contractor in conjunction with Duquesne to collect data from CCUs.

                           The NCN is a fixed point data collection device which requests, receives, and stores meter module data from the CCU. It shall consist of a radio transmitter, a radio receiver, and an industrial computer. An antenna shall be used to transmit messages to the CCU to request ERT data and to send transactional message commands, the antenna also receives and manages data from the CCUs to pass on to the GIHP; these messages operate on the
                                * frequencies (specific * information is covered
                           under non-disclosure agreements in a separate contract and can be obtained by contacting the project management team).

                  4.2.6    GIHP Computers and Computer Equipment

                           DEC Alpha or IBM RS6000 Workstations, or other compatible physical platform that is mutually agreeable to both Duquesne and the Contractor, shall be provided for the Genesis Itron Host Processor
                           (GIHP) platform. This unit shall operate the real-time relational database polling engine of the Fixed Network. A similar physical workstation shall be used for the operations of the Network Management Software. Moreover, a similar physical workstation shall be used for housing the `historical' relational database that shall be the interface to the client applications and billing interfaces, which shall be an Oracle database. Two network monitoring workstations shall be provided to Duquesne for monitoring network operations.

                           A sufficient quantity of modems shall be necessary to communicate between the NCN and the GIHP, to provide diagnostic support for the NCN, to provide operational support services and assistance in troubleshooting. Modems shall be supplied by the Contractor.

                           Several telecommunications lines shall be necessary to communicate between the NCNs and the GIHP and to provide diagnostic support the of the NCNs. Specific numbers and configuration of the phone lines shall be provided during the installation process. Telecommunication lines not available through Duquesne shall be provided by the Contractor.

                  4.2.7    UTS MV-90 Translation System Hardware

                           Many different hardware configurations are capable of supporting the MV-90 system. Most importantly, the system must support a large number of customers (approximately
                                *      accounts) with efficient data management
                           and timely data throughput. Contractor will provide the necessary system hardware to install the system and provide access to Duquesne's local area network
                           (LAN) through a LAN connection, with a Windows NT operating system and associated drivers required to run the system in a multi-user, multi-tasking environment consistent with the MV-90 system's operational capability. Contractor will provide the appropriate Master Station hardware with backup capable of running the MV-90 System for meter data management. Data collection functions will occur through use of Contractor supplied NT servers and specialized NT workstations, with sufficient capacity to poll all MV-90 meters within an acceptable timeframe and to successfully manage the required data processing and throughput. Based on current data requirements for polling and processing capabilities the UTS mid-range system is targeted for installation, should subsequent information dictate, or system growth require, the installation of increased capacity and throughput, Contractor will increase system capabilities appropriately.

                  4.2.8    Additional MV-90 Equipment and Support

                           All supporting equipment, including terminal servers if needed, modems, the Local Data Server if needed, specialized NT workstations (cubix system processors), and any other head end hardware required for satisfactory operation of the MV-90 system at Duquesne's level of account activity will be supplied by the Contractor. In addition, Contractor will provide full maintenance support of all MV-90 equipment throughout the term of the Agreement. (A typical hardware installation requirement is shown on Figure 4-1). Duquesne will provide the operational capabilities and support described in Section 3. Contractor will support all equipment required for daily processing, presently anticipated to be three workstations on site at Duquesne. Contractor will not support installations at Duquesne's customer sites for MV-90 read-only RTP installations.

         4.3      Software Deliverables

                  Contractor shall provide the following software systems:

                  4.3.1    GIHP Operating System Software

                           The GIHP system software is the transactional, relational database used by the fixed network collecting information from the system components for presentation to other applications via SQL transactional messages, and shall interface with the Duquesne Customer Information System. The GIHP operating system shall come delivered or be loaded by the Contractor personnel upon delivery.

                  4.3.2    Genesis Network Management Software

                           IBM NetView 6000 shall be used as the Simple Network Management Protocol (SNMP) network management software. The NCNs and CCUs are SNMP compatible devices and are designed to be managed using SNMP standard software. Thus, IBM NetView 6000 shall be used to manage the Genesis Fixed Network.

                  4.3.3    Genesis Automatic Meter Reading Software

                           The Automated Meter Reading Software works in conjunction with the Network Management Software in order to collect KWH meter data from the fixed RF network equipment. All standard and newly developed network applications will be provided.

                  4.3.4    Genesis SQL Client Applications

                           Among the fixed network client applications provided and more fully defined in this Agreement are the following:

                                      a)   Consumption Metering

                                      b)   Residential Time-of-Use

                                      c)   Daily Reads Processing

                                      d)   Tamper Reporting/Monitoring

                                      e)   Customer Choice Option Reads

                                      f)   Virtual Disconnect/Connect

                                      g)   Upon Request Meter Reads

                                      h)   Outage Detection/Restoration -
                                           CCU Level

                                      i)   Outage Detection/Restoration -   *

                                      j)   Create Groups

                                      k)   Group Time-of-Use

                                      l)   Group Load Profile

                                      m)   Group Consolidated Consumption
3                                           Metering

                                      n)   Group On-Request Reads

                                      o)   ERT Read Schedule Modifications

                                      p)   Load Profile

                                      q)   Storage of History Data

                                      r)   Database Population

                                      s)   Interface into Billing

                                      t)   Interface into SQL Database

                                      u)   Other Applications as Described in
                                              Schedule B

                  4.3.5    MV-90 Data Management Software

                           Contractor will provide and install the UTS MV-90 Multi-Vendor Translation System software for consolidation and processing of all three phase and transformer rated (greater than * ) single phase services primarily using ABB PowerPlus Alpha meter technology. Included in this system are the following packages (descriptions included in Schedule B):

                                      1)    Base System with Reporting Package
                                      2)    TOU Option
                                      3)    Load Research/Load Profiling
                                      4)    Power Quality Functions
                                      5)    Real Time Pricing System
                                      6)    MV-PBS Power Billing System
                                      7)    MV-90 Read Only System
                                      8)    UTS Load Control Station

                           Contractor will provide licensing, documentation, installation, training and ongoing software maintenance support for the length of the contract. Contractor will provide services of two system/communication analysts or administrators as necessary for effective operation of the system throughout the term of the Agreement. Hardware for installation of the MV-PBS Power Billing Package will be provided by Duquesne or made available under mutually agreed leasing arrangement.

                           The MV-90 Multi-Vendor Software will include the following software in the base system package for use on the Master System as well as for use on Local Data Servers when used for distributed data collection.

                           MV-90 Base System with Reporting Package Remote Interrogation Package
                                             Totalization   Package  Time-of-Use
                                             Package Graphics Package Lotus File
                                             Format  Package  PC  to  Host  File
                                             Transfer  Package  Direct Unload of
                                             Handheld   Readers  Load   Research
                                             Package

                           A software license agreement will be provided to Duquesne describing all licensing rights granted to Duquesne throughout the Term and will be signed and returned to UTS. All software provided will be standard, currently available applications or, the soon-to-be-released application for MV-PBS. Software customization will be provided via the software development fund. Modifications, enhancements or upgrades provided at no additional cost to other clients under maintenance agreements will be provided at no cost to Duquesne. All other modifications, enhancements or upgrades will be provided to Duquesne with preferred pricing.

                  4.3.6    ABB PowerPlus Alpha Software

                           In connection with the purchase of single and three phase ABB PowerPlus Alpha meters, ABB will furnish the necessary software to support power quality monitoring functions and management of the C&I meter instrumentation and diagnostic functions. While this software will be supplied with the ABB Alpha meters, interface with DISCuS, MV-90 system or other functions will be required and is identified on the high level architecture provided via Milestone #13 of Schedule J.

                  4.3.7    Licenses, Training and Support

                           The following  licensing  rights and support services
will be provided to Duquesne:

                                                                                                          Monthly
                                       Software License                      License Fee               Support Included

                             1)    Multi-Vendor Data Collection                      *                         *
                                  (Basic License)
                             2)    Oracle Enterprise Database                        *                         *    User
                                  Oracle Silver Support
                             3)    Real-Time Pricing System                     First  *                       *
                                  Customer Software (see                      * customer Thereafter
                                  Schedule D)




                           Contractor will provide sufficient support to implement the MV-90 system at Duquesne, which will include but not be limited to, Project Administration, hardware/software installation, test plan development and implementation; start-up support, training and preparation of all required documentation. Actual software license(s) will be provided to Duquesne in the event of termination of the Agreement.

                  4.3.8    MV-90 Documentation

                           Contractor will deliver to Duquesne a complete UTS MV-90 Translation System specification covering all base system software packages and other software deliverables listed in Section 4.3.5 (four (4) sets). In addition, all other required documentation, such as user operating and training guides, hardware and software system descriptions, maintenance guides, diagnostics, security, licenses, warranties, etc., will be provided to Duquesne 30 days prior to installation.



                        TYPICAL HARDWARE REQUIREMENTS FOR
                         BASE AND ENHANCED MV-90 SYSTEMS

I. Master Station Hardware - The following hardware is considered a minimum requirement to support a modest MV-90 collection system (may not meet
     Duquesne's needs):

       ------- ------------- ---------------------------------------------------------------------------- ----------------
        Item      Model                                      Description                                     Quantity
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         1      Fileserver   Compaq ProLiant 2                                                                   1
                             0, 6/200H, Model IS, 160 MB RAM, 3.2GB Hard Drives, RAID Array Controller,
                             Color Monitor, CD ROM, (2) 10/100 ENET Cards
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         2      TapeDrive    Compaq 4/16 GB Tape Drive, Cheyenne Arcserver for NT, Single Server, (10)           1
                             4GB Tapes/Tape Cleaning
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         3          NT       MS NT Server, V4.0, 100 User                                                        1
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         4                   Octopus with Super Automatic Switchover, (2) 3COM 10/100 Cards                      1
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         5                   (2) 3COM SuperStack II Switch, (2) 100TX Ports, (64) 10TX Ports                     1
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         6        Client     Compaq Deskpro 2000, 5/133, 16 MB RAM, 1.2GB Hard Drive, Color Monitor,             3
               Workstation   3COM PCI 10/100 ENET Card
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         7       Printer     HP Laserjet 4V 600 x 600 DPI, 16PPM Printer                                         1
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
         8        Cubix      Cubix System 1010 with 64 Processors, 32 MB RAM, 500MB Local Drives
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
                             Primary Site Hardware                                                           Required
       ------- ------------- ---------------------------------------------------------------------------- ----------------
       ------- ------------- ---------------------------------------------------------------------------- ----------------
                             Backup Site Hardware                                                           Recommended
       ------- ------------- ---------------------------------------------------------------------------- ----------------

II. Higher Capacity - The following enhanced hardware options are provided to support higher level operations and the STAR Data Management System, and may be required to meet Duquesne's needs:

       ---------- ------------ ----------------------------------------------------------------------- -------------------
                                                                                                          Recommended
         Item        Model                                  Description                                     Quantity
       ---------- ------------ ----------------------------------------------------------------------- -------------------
       ---------- ------------ ----------------------------------------------------------------------- -------------------
       Option 1      8200      DEC Alpha - Mid-Range System (Main and Backup Site)                             2
       ---------- ------------ ----------------------------------------------------------------------- -------------------
       ---------- ------------ ----------------------------------------------------------------------- -------------------
       Option 2      8400      DEC Alpha - High End System (Main and Backup Site)                              2
       ---------- ------------ ----------------------------------------------------------------------- -------------------

III. Local Data Server - The hardware for the Local Data Server will run MV-90 in a stand-alone NT based computer or on an NT LAN based system. The following hardware is recommended for the Local Data Server:

       ------- --------------- -------------------------------------------------------------------------------------------
        Item       Model                                              Description
       ------- --------------- -------------------------------------------------------------------------------------------
       ------- --------------- -------------------------------------------------------------------------------------------
         1                     Micron  4100  Magnum  Computer,  Intel  66MHZ-DX2
                               Processor, 2X EISA CD-ROM Drive, Windows NT, 32MB
                               RAM, 540MB IDE Hard Drive, 14" Micron Monitor
       ------- --------------- -------------------------------------------------------------------------------------------
       ------- --------------- -------------------------------------------------------------------------------------------
         2          3COM       Ethernet Card 16 Bit ISA, Ethernet Cable
       ------- --------------- -------------------------------------------------------------------------------------------
       ------- --------------- -------------------------------------------------------------------------------------------
         3      HP LaserJet    4V 600 x 600 DPI Resolution, 16PPM Printer
       ------- --------------- -------------------------------------------------------------------------------------------

IV. Terminal Servers (Meters) - Terminal Servers are used to connect meters to a digital communications network. Terminal Servers convert TCP/IP from the communications network into RS-232 for communication with meters. Terminal
     Servers can support from 1 to 32 serial ports with a single connection to the communications network.

     The Terminal Servers recommended by UTS include the following:

       ---------------------------------------------- --------------------------------------------------------------------
                 Black Box Terminal Server                                        Description
       ---------------------------------------------- --------------------------------------------------------------------
       ---------------------------------------------- --------------------------------------------------------------------
                          1-Port                      Operating Temperature Range:  32F to 113F
                          4-Port                      Relative Humidity:  90% Non-Condensing
                          8-Port                      Ports:  RS-232 (50 Feet)
       ---------------------------------------------- --------------------------------------------------------------------

       ---------------------------------------------- --------------------------------------------------------------------
                  Xyplex Terminal Server                                          Description
       ---------------------------------------------- --------------------------------------------------------------------
       ---------------------------------------------- --------------------------------------------------------------------
                          8-Port                      Operating Temperature Range:  32F to 113F
                          20-Port                     Relative Humidity:  90% Non-Condensing
                          40-Port                     Ports:  RS-423 (Extended Distance)
       ---------------------------------------------- --------------------------------------------------------------------


V. Modems - Modems are used to connect meters to telephone lines or other communications mediums for in-bound or out-bound communications. All modems must be Hayes compatible.

       ----------------------------------------------------------------------
       Note: A final decision on Duquesne's MV-90 system requirements, and resulting equipment deliverables, will be made once all applications and interfaces have been evaluated. Required hardware will be delivered by Contractor in time to support the milestone date for MV-90 operation shown on Schedule J. (See also MV-90 Reference Guide for operating requirements.)
       ------------------------------------------------------------------------


                                                      FIGURE 4-1

5.       IMPLEMENTATION/INSTALLATION TOOLSETS
------------------------------------------------------------------------------

         5.1      Description

                  This section describes implementation tools and software components that enable the Contractor to automate the installation of ERT Meter Modules and Cell Control Units, transitional and migratory reading mechanisms, as well as backup reading systems if portions of the network are not operational. The following installation toolsets (ReadOne Pro handheld units, ReadOne Link, ERTInstall) and progressing to other reading systems (OMR/Premierplus, and MAMR) shall be used under this Agreement.

         5.2      Electronic Data Interface (EDI)/ReadOne System

                  ReadOne Link and ERTInstall system software packages are installation tools that shall be provided to the installation crews and made available to Duquesne as appropriate under the Services Agreement. These software systems are summarized and described briefly as follows:

                  5.2.1    ReadOne Pro Units

                           The ReadOne Pro Unit is a handheld data terminal used to install, program and investigate ERT Meter Modules. When used in conjunction with ReadOne Link Software, it electronically routes the installer and captures all ERT module and meter installation information. In addition to capturing all required information, the ReadOne Pro ensures every installation follows the same procedure and that the ERT module is fully functional at the time of installation. The ReadOne Pro transfers all installation data to the ReadOne Link software for reporting and electronic transfer to the utility customer information system. The Contractor shall provide electronic transfer and automatic updating of Duquesne's customer information system directly from the field installation data captured in the ReadOne Pro which greatly improves overall effectiveness by eliminating all manual processes.

                           The installation crews shall be provided ReadOne Pro handheld units by the Contractor, for the installation of the ERT Meter Modules. During the installation for the service area, Duquesne shall be provided * units for installation efforts and oversight activities.

                  5.2.2    ReadOne Link System Software

                           Contractor shall use ReadOne Link (R1LINK) Software or similar proven PC-based software and designed to streamline the process of implementing the ERT meter modules for automatic meter reading systems. Used in conjunction with ReadOne Pro Units, ReadOne Link Software shall provide computerized scheduling, routing, data transfer to and from the ReadOne Pro, processing of mainframe files and management reporting.

                           ReadOne Link Software schedules, loads and unloads ERT Meter Module installation work orders from the ReadOne Pro Installer Handheld. This software effectively manages the entire ERT meter module installation process. It provides an efficient work station for scheduling appointments for installation work orders, managing labor resource allocation and electronically transferring completed work orders from the ReadOne Pro Installer Handhelds to the utility's customer information system.

                  5.2.3    ERTInstall Software

                           Contractor shall provide proven ERTInstall software to automate programming of the ERT module in a meter manufacturer or utility shop environment. The ERTInstall application shall eliminate all manual programming by controlling operation of the ReadOne Pro unit through a personal computer and bar code scanner. Additionally, ERTInstall provides electronic records of all programming data as well as the ERT identification and meter number pairings for updating Duquesne's customer information and meter history system.

         5.3      Alternative Data Collection Capabilities

                  Contractor shall provide Offsite Meter Reading (OMR) and Mobile Automated Meter Reading (MAMR) systems as alternative meter reading mechanisms for those areas that the fixed network is not economically feasible. These systems shall also provide a backup system in the catastrophic event that the fixed network system becomes non-operational.

                  5.3.1    Offsite Meter Reading (OMR) System

                           The OMR meter reading system shall combine the use of handheld computers (typically DataCap H or FS/2) and software packages for personal computers (Premierplus) or mainframe-based systems (Integrator). OMR shall consist of manual electronic data collection with the capability to communicate remotely to individual ERT Meter Modules via radio. Duquesne shall be provided * units for normal review and oversight activities.

                  5.3.2    Mobile Automated Meter Reading (MAMR) System

                           The Mobile AMR System shall utilize radio communication which has been integrated into a mobile unit operating from a utility vehicle, to remotely communicate with the ERT Meter Modules. DCLINK and DCU System Software packages are examples of the primary software applications associated with the MAMR system.

                  5.3.3    DataCommand Link System Software

                           DataCommand Link (DCLINK) software is the personal computer based interface software that receives files from the mainframe billing system or Premierplus, creates route diskettes for the DataCommand Unit in the van for the MAMR system. This software shall accept the completed route diskettes from the van system and create files for the billing system.

                           DataCommand Link Software provides the necessary "link" in a MAMR System between the utility billing computer and the DataCommand Unit. This data collection software is a PC-based software which enables meter reading and route information to be transferred between the data collection devices and the utility's billing computer. Working together, the utility billing computer, DataCommand Link Software, and the DataCommand Unit perform a complete meter reading and customer billing process.

                  5.3.4    DCU System Software

                           The DataCommand Unit system is the van based software that transmits a wake-up signal to the ERT Meter Modules, receives the ERT readings, and writes the appropriate information in a database based on the route diskette created by DCLINK.

                           The DCU  system  software  controls  the  transmitter
                           controller, receiver controller, and the system control unit (a touch sensitive operator interface display from which the DCU operator starts and stops the DCU and monitors system performance). The DCU also maintains route-related meter reading statistics and provides on-going operating status information to the DCU operator, stores readings received from the receiver/controller, and formats data collected so that it can be transferred to the DCLINK computer.

                  5.3.5    DataCommand Units (DCU)

                           At least * DCUs shall be utilized at Duquesne for reading the installed ERT Meter Modules using Contractor provided vehicles. Initially, two DCUs are required for reading the Pittsburgh area, with additional numbers available for backup purposes. However, if the need increases, subsequent DCUs shall be provided.

                           The DataCommand Unit (DCU) is a mobile data collection device which requests, receives and stores ERT Meter Module data. It consists of a radio transmitter, 48 radio receivers and a microcomputer all housed in a single cabinet which is mounted in a vehicle. The DataCommand Unit (DCU) "reads" the ERT Meter Module using radio frequency technology. In simple terms, it collects, organizes and prepares information transmitted by the ERT Meter Module for billing use at the utility.

                           A single antenna is used to transmit the "wake-up" signal and to receive the incoming ERT Meter Module transmissions. The ability to transmit and receive using the same antenna is accomplished using standard RF duplexing equipment. The "wake-up" transmitter operates on a primary radio frequency around * . The specific frequency is assigned to each utility by the Federal Communications Commission (FCC). When operating, the transmitter is run continuously with a power output of five watts. The primary frequency carries a specific tone to only "wake up" the desired ERT Meter Modules.

                           The RF splitter converts a single incoming channel into 48 separate channels, one channel for each of the 48 microprocessor-controlled receivers. As an ERT Meter Module transmission is received, the splitter "funnels" the transmission to the appropriate receiver.

                           The receiver converts the analog signal to its digital equivalent and checks the validity of the data received (using the CRC data transmitted by the ERT meter module). If the received data is valid, the receiver retains the message in a buffer until it is requested by the controller. The controller performs several functions. Primarily it "polls" the 48 receivers for ERT Meter Module messages, eliminates redundant messages, and passes the ERT Meter Module messages to the data acquisition microcomputer.

                           The DataCommand Unit (DCU) controls the activities of the entire system. Through the various peripherals connected to the DCU, it performs the following tasks:

                                     Controls     the     operator     interface
(touch-sensitive display).

                                     Allows loading of route information  (using
removable magnetic media).

                                     Controls  activation and  de-activation  of
the wake-up transmitter.

                                     Starts and stops the controller software.

                                     Receives ERT Meter Module messages from the
controller.

                                     Stores unique ERT Meter Module  messages in
non-volatile storage.

                                     Allows  unloading of meter  reading data at
                                    the end of a route (using removable magnetic media).

6.       SYSTEM INTERFACES AND ACCEPTANCE
--------------------------------------------------------------------------------

         Throughout the term of this Agreement, Duquesne shall perform routine and ongoing system testing to verify continuing system performance and ensure that contracted services and related performance standards are met. The Duquesne Test Plan identified as Schedule F of the Services Agreement shall be developed and refined during Phases I and II of the project to address installation requirements and prepare for final acceptance testing in accordance with Article IV of the Agreement.

         6.1      Information Systems and Services

                  The system database is the relational database connecting the GIHP real-time relational database and polling engine with Duquesne Information systems. This will require Duquesne's services supporting the implementation of the system database, the associated Contractor provided applications, modifications and enhancements to existing Duquesne information systems, and interfaces between the Contractor applications and Duquesne applications. The Contractor is responsible for the development, conversion, implementation, and appropriate ongoing maintenance of these information systems. The services to be provided by the Contractor are categorized below:

                                     Implementation,  operations and maintenance
                                    of the  GIHP  and  MV-90  system  databases.
                                    Daily reads processing, billing interfaces, and interfaces to other Duquesne systems and databases, as generally reflected in the high level system data flow documentation submitted per Schedule J.

                                     Development,  implementation,  and  ongoing
                                    maintenance of the Genesis Fixed Network and MV-90 System Applications.

                                     Development and implementation services for
                                    Duquesne    Information    System   (DISCuS)
                                    Modifications, Enhancements, and Interfaces as described in Section 6.1.3.

                  6.1.1    System Database

                           Hardware:
                           Contractor shall provide two (2) IBM RS/6000 processors or equivalent compatible devices and related hardware required to support the system database, including * of data storage, and hardware required for connection to Duquesne's computer systems pursuant to the Agreement. Contractor is also required to maintain this hardware.

                           Software:
                           Contractor shall provide all required software for the system database including AIX, and any communication software required to interface to Duquesne's computer systems. Contractor shall also provide the Oracle database and related software required to support
                                * concurrent users attached via network attached
                           workstations. Contractor is also required to obtain maintenance support for, or otherwise maintain, this software.

                           Database Support:
                           Contractor shall provide all database support required to install, operate, and maintain the system database. This includes performance tuning and database restart, backup, and recovery.

                           Security:
                           Contractor shall provide under Duquesne's direction secured access to the system production database in accordance with Duquesne's corporate data security policy and interfaced with Duquesne internal security environment.

                           Disaster Recovery:
                           Contractor shall provide disaster recovery support for the system database in the event of a disaster. This will be further defined during the deployment phase (Phase II).

                           Help Desk:
                           Contractor shall provide help desk support for the system database and interface this support to Duquesne's MIS help desk. Duquesne's MIS help desk will supply primary (Level 1) support for all user applications.

                           Operations:
                           Contractor  shall  provide  all  required  operations
                           support for the system database. This support includes, startup, shutdown, problem determination and resolution, backup and recovery, job scheduling, output distribution, and systems management. This support shall be provided 24 hours a day 7 days a week. It is understood that Contractor's system support operations cannot be unilaterally performed without Duquesne's knowledge and prior preparation. Accordingly, such activities will be completed on scheduled time periods that are mutually agreed on by both parties.

                           Performance:
                           The Contractor shall provide * response time for standard queries for individual record requests to the system production or static databases for data access for
                              *    imultaneous users and provide 24 hour by
                                    7 day access.

                           Test Facility:
                           The Contractor shall provide a system including hardware, software, and test data for ongoing testing of changes to the system production database and related applications. Software changes will be tested by Contractor and coordinated by Duquesne in a timely manner.

                  6.1.2    System Applications

                           The Contractor shall provide system applications, interfaces, data synchronization and related implementation and maintenance services for the following applications: These applications are further defined in Schedule B of the Agreement.

                            Consumption Metering, Including Demand
                            Residential Time-of-Use (TOU)
                            Load Profile (Interval Data), All Customer Classes Tamper Monitoring and Reporting

                                     Real-Time Pricing (RTP),  Fixed Network and
                                     MV-90 Accounts  Virtual  Connect/Disconnect
                                     Outage  Detection /  Restoration  Reporting
                                     Daily    Reads    Processing     Capability
                                     Management   Reports  as   Defined   Herein
                                     On-Request  Reads  Creation of Groups Group
                                     Consolidated   Consumption  Metering  Group
                                     Time-of-Use (TOU) Group Load Profile
                                      *                Interfaces
                                     MV-90 Interfaces to GIHP, DISCuS,  ST-33
                                     System,  Power Billing System, and  Data
                                     Warehouse Billing, Daily Reads Interfaces
                                     DCI Sentry Applications, Including Load
                                     Profile, TOU, On-Request Reads

                           The Contractor shall deliver application software with user documentation; provide licenses for use of the application software by Duquesne employees or agents; assist with the installation and testing of the application software; verify functionality with Duquesne data; provide initial trainer training and help desk services; provide maintenance releases of the application software; test and implement releases; and provide problem management and resolution services. In some cases, such as ST-30 or Power Billing System implementation, specific, customized interface development requirements will be funded through the Software Development Fund.

                  6.1.3 Duquesne Information System Modifications, Enhancements and Interfaces

                           To fully utilize the potential of the GIHP and MV-90 system databases, a number of modifications, enhancements, and interfaces to Duquesne's Information systems have been identified. These have been categorized and generally described under the Functional Support Requirements in the following
                           Subsections:

                           The services and the costs of developing and implementing these proposed modifications, enhancements, and interfaces shall be included in the monthly fee for the duration of the contract. Recognizing that, at this time, the specifications for these services cannot be adequately defined and incorporated into the scope of work, the final determination of the specifications and scope of the modifications, enhancements, and interfaces shall be determined through the course of the system implementation. A Software Development Fund of * shall be provided by Contractor for these modifications, enhancements, interfaces and license requirements. Contractor shall provide for these modifications, enhancements, and interfaces by either directly providing the services or by reimbursing Duquesne's MIS Unit for completing the service. The decision on who is to complete the work and the allocation of funds shall be determined through the following process:

                    1. Duquesne shall determine when a modification, enhancement, or interface is required and shall request in writing that a specification/scoping be prepared. The Request for Specification/Scoping shall include a description of the requirement, a business sponsor, from Duquesne, who can be contacted for clarification, and an indication of a required by date, if appropriate. All Requests for Specification/Scoping shall be authorized by the Duquesne Project Manager. The Request shall be provided to the Contractor Project Manager and Duquesne's DISCuS Information Systems Development (ISD) Director.

                    2. The Contractor Project Manager and the Duquesne DISCuS ISD Director shall cooperate in reviewing the request and agreeing on the business requirements, business and technical assumptions, and appropriate alternatives. Contractor and Duquesne's MIS Unit shall agree on a standard deliverable to document the Specification/Scoping. The deliverable shall include a description of the functional requirement, the technical requirements, any business or technical assumptions, constraints, dependencies, delivery dates, and any schedule impacts. The Contractor Project Manager and the DISCuS ISD Director shall independently provide Specification/Scoping deliverables with associated costing. Unless mutually agreed upon, the Specification/Scoping deliverables shall be provided within * of receipt of request. It is understood that some major deliverables may require more than * and the time period for these will be mutually agreed upon. The Specification/Scoping documents shall be authorized by the Contractor Project Manager and forwarded to the DISCuS ISD Director. The DISCuS ISD Director shall provide applicable specifications/scoping documents to Contractor Project Manager. The DISCuS ISD Director shall forward all Specification/Scoping documents to the Duquesne Project Manager.

                           3. The Duquesne Project Manager shall review the Specification/Scoping documents and determine whether to approve and which alternative(s) is/are selected. The selected alternative may be the Contractor submitted Specification/Scoping, the DISCuS submitted Specification/Scoping, or a combination of each. The Duquesne Project Manager shall notify the Contractor Project Manager and the DISCuS ISD Director of his decision in writing.

                           4. For the approved Specification/Scoping requests that are to be provided by Contractor, Contractor shall provide the full life cycle of developing and implementing the change in accordance with mutually agreed standards. The Development Budget shall be reduced by the amount of the fixed price provided in the Specification/Scoping document. Contractor shall comply with the specifications, the appropriate quality reviews by Duquesne, and the committed delivery date.

                    5. For the approved Specification/Scoping requests that are to be provided by ISD/DISCuS, ISD/DISCuS shall provide the full life cycle of developing and implementing the change in accordance with Duquesne Light standards. Contractor shall reimburse the
                         Duquesne MIS Unit within one month of Duquesne's acceptance of the completed applicable work for the fixed price provided in the Specification/Scoping document. The Development Budget shall be reduced by the amount of the fixed price. ISD/DISCuS shall comply with the specifications and the committed delivery date.

                           6. Contractor and ISD/DISCuS shall coordinate activities and cooperate appropriately in the development and implementation of the approved changes. Some of the changes may be grouped for delivery, quality review, approval, and implementation. Contractor and ISD/DISCuS shall cooperate appropriately in identifying and resolving problems encountered throughout the development and implementation of the approved changes.

                           7. Duquesne shall determine when no further modifications, enhancements, and interfaces are required from Contractor. Duquesne shall notify Contractor when this occurs. Contractor shall appropriately reduce the monthly fee within one month to give credit for the unused balance remaining in the Development Budget.

                           8. The overall contract scope change provisions shall be utilized to address approved requests in excess of the Development Budget.

                           Functional Support Requirements:
                           The following Duquesne application system integration efforts are to be developed as mutually agreed and defined, based on approved timeframes by Duquesne and/or Contractor, to enable this technology to properly operate within Duquesne's Customer Information System environment (DISCuS). Each of the following topics pertains to DISCuS functionality that shall require modifications to allow the CaRS
                           System to co-exist in a seamless manner and supply Duquesne and the Contractor with all of the necessary data to meet both parties operational needs.

                           Phase I (Initial Installation Period):

                                     To install the Phase I meters on Duquesne's
                                    site requires basic systems functionality to be enhanced. These software enhancements to DISCuS include the following; which are provided by the Contractor.

                                     Support   installation   of  the   Phase  I
                                    customers through modifications to DISCuS service order processes and all other DISCuS applications as appropriate. (For example, fixed network notification, on demand reads, reading attempts screens).

                                     Provide for new meter  types,  capabilities
                                    and/or   attachments  in  DISCuS   including
                                    interface with the 3rd party meter test board system as the need arises throughout the Term.

                                     Provide the  interfaces to the meter change
                                    out  process  that shall be  utilized by the
                                    Contractor to replace the existing  Duquesne
                                    meters   with  the  new  meters  that  shall
                                    contain the new Meter Modules.

                                     Support the  development of an interface to
                                    obtain the meter readings from the system production database to be utilized by DISCuS for customer consumption and billing.

                                     Provide  for the  implementation  of a data
                                    synchronization  interface  between  the two
                                    systems to ensure that any changes/additions
                                    to   Duquesne   customer/premise   base   is
                                    properly   reflected   in   the   GIHP/MV-90
                                    systems.

                                     Modify  the  Duquesne   DISCuS/Valuation  &
                                    Property   Records   interface  to  properly
                                    reflect meter ownership.

                           Phase II (Billing and Transition to Fixed Network and MV-90 Operation):

                                     Modify  DISCuS  to  support  the  necessary
                                    changes to bill all customers  properly with
                                    readings   obtained  from  the  CaRS  system
                                    production database.

                                     Modify   DISCuS    billing    routines   by
eliminating route-based billing cycles.

                                     Interface  MV-90  system  with  DISCuS  and
                                    Power Billing System functions for effective
                                    billing   of   commercial   and   industrial
                                    accounts with ABB Alpha PowerPlus end point devices.

                                     Support the transition to the fixed network
                                    system   environment   and  support  a  dual
                                    (manual and automated) environment to bill customers during the Phase II efforts.

                                     Build   interfaces   and    synchronization
                                    functions    between   the    Duquesne   and
                                    Contractor's   systems  for  maintenance  of
                                    Duquesne's  metered  accounts to ensure that
                                    the  correct  meter is recorded at a premise
                                    and  that  the   measures   that  are  being
                                    obtained  are  also   defined   properly  in
                                    DISCuS.

                                     Provide  automated  reporting  processes to
                                    monitor the performance of the Contractor and evaluate the quality of Services.

                           Facilities Database:
                           Contractor shall provide and maintain a database comprised of distribution system and fixed network components and their relationships. Contractor shall:

                                     Modify DISCuS to support the fixed network,
                                    MV-90 system and ABB PowerPlus software data
                                    components (event indications) that shall be
                                    integrated   into  the   outage   management
                                    functions    of   the    complete    network
                                    environment.

                                     Modify DISCuS and other  applications (e.g.
                                    transformers,  work  management)  to support
                                    the new  business  processes to maintain the
                                    distribution   system   and  fixed   network
                                    database.

                                     Provide an  automated  mechanism to support
                                    data  collection  for CCUs and  other  fixed
                                    network  components  that  will  be  used to
                                    update  the   appropriate   Duquesne   asset
                                    information system.

                           Outage Automation:
                           Contractor shall integrate the outage detection or reporting capabilities provided by the fixed network and MV-90 (from ABB PowerPlus Alpha meters) with Duquesne's current or future Outage Analysis System
                           (OAS) to support trouble management from notification to restoration. Contractor or Duquesne shall:

                                     Modify  DISCuS  interface to accept  outage
                                    detection  from  the  system.  Support  both
                                    premise and device notification via the CCU,
                                    and develop the appropriate applications for
                                    outage   analysis   purposes   required   by
                                    Duquesne.

                                     Provide  data with  which  will  enable the
                                    analysis  functions  within OAS to  identify
                                    the  probable  failing  distribution  system
                                    component   based   on   available    outage
                                    detection information.

                                     Through   delivery  of   restoration   data
                                    provide for closure of outage trouble orders when a service is restored and integrate restoration verification into the process.

                                     Implement CCU * outage detection  functions
                                    through the Genesis fixed network, and MV-90
                                    outage   reporting   through   use   of  the
                                    capabilities  provided  by  the  single  and
                                    three phase ABB Alpha  meters.  Develop * or
                                    other   interfaces   as   appropriate   (see
                                    Schedule   B   Interface   Priority   List).
                                    Implement   ABB   PowerPlus    software   as
                                    necessary for effective system operation.

                                     Provide an outage history  database of * by
                                    premise for historical studies to support customer guarantees and to add new rates and inquiries that result after a significant outage is completed.

                                     Contractor  will  provide * and DCI  Sentry
                                    outage capability through the fixed network by * , consistent with performance of * as identified on Schedule J.


                           Virtual Customer Service Orders:
                           Contractor shall utilize data supplied by the fixed network or MV-90 to complete service orders that require readings. Contractor shall:

                                     Integrate   the  system   with   Duquesne's
                                    automated field service system to provide readings for service orders.

                                     Provide  a  mechanism  to  report  possible
unauthorized usage situations.

                                     Develop  interfaces  between DISCuS service
                                    order subsystem and the fixed network to identify when a premise is in a physical shutoff state.

                                     Provide  for a new type of meter  status in
                                    DISCuS to identify when a meter is in a "Virtual" off state.

                           New Meter Types:
                           Contractor shall provide the ability to configure meters to measure Demand and Time Of Use (TOU). Contractor shall:

                                     Provide an interface into the fixed network
                                    to  establish  the   reconfiguration   of  a
                                    current premise from one measure to another to allow Duquesne to meet the needs of a customer as their use of energy changes.

                                     Provide  demand,  consumption,   RTP,  load
                                    profile and TOU data for customers requested
                                    by  Duquesne  with  the  calculation  of the
                                    usage   amounts   being   performed  by  the
                                    Contractor's system in a manner approved by Duquesne for use in DISCuS.

                                     Provide other advanced  services  involving
                                    frequent  reads as identified in appropriate
                                    sections  of  the  Agreement.  Use  * ,  DCI
                                    Sentry,    PowerPlus    Alpha    meters   as
                                    appropriate to acquire the necessary data.

                           New Rate Offerings:
                           Contractor shall utilize the features of the fixed network and MV-90 applications to create new rate offerings for Duquesne's customers. Contractor shall:

                                     Define and implement new rate structures in
                                    DISCuS to support various time-of-use and/or
                                    demand type consumption billing applications
                                    to   be   able   to   provide    competitive
                                    alternatives to Duquesne's customers.

                                     Provide    necessary   billing   or   other
                                    interfaces between DISCuS and the system database to support the new rate structures.

                                     Implement the MV-90 Power Billing System to
                                    utilize customized or published commercial and industrial rates for C&I customers to support retail competition.

                                     Provide the ability to  reconcile  customer
                                    energy  usage  from  multiple  suppliers  as
                                    required in a competitive  environment based
                                    on designed  functionality  provided via the
                                    MV-PBS    Power    Billing    System,     or
                                    modifications  funded  through the  Software
                                    Development Fund.


                           New Billing Cycles:
                           Contractor   shall  provide  the  ability  to  permit
                           customers to select their billing date. Contractor shall:

                                     Develop  the  ability   within  DISCuS  for
customer-selected billing dates.

                                     Develop  an  interface  to ensure  that the
                                    information related to cycle billing changes
                                    is  current   within  the  system  and  that
                                    readings are present to allow for a customer billing to take place that night.

                                     Develop  appropriate  control  processes to
                                    ensure that the maximum number of accounts to be billed is not exceeded for any given night.

                                     Implement   ability   to   adjust   reading
                                    schedules to support billing of commercial and industrial customers through the MV-90 translation system.


                           New Customer Service GUI Interface:
                           Contractor or Duquesne shall develop a new marketing-oriented user interface for Duquesne that provides the user with appropriate information from DISCuS and the fixed network to better respond to customer inquiries and meet customer service requests as follows:

                                     Support  a GUI  interface  capability  that
                                    supports access to all of the fixed network and MV-90 consumption and billing data and features, as well as access to DISCuS and data warehouse information and transactions.

                           Load Profile:
                           Contractor shall provide the ability to review and analyze load data at the premise, transformer or subsystem level. Contractor shall:

                                     Create  and  maintain  a  required  storage
                                    capability of load and customer  information
                                    from the fixed  network,  MV-90  and  DISCuS
                                    such that load profiles  (interval data) can
                                    be   provided   for  any   customer  in  the
                                    distribution system. Historical load profile data will be retained for three years, within MV-90 or the customer data warehouse.

                                     Provide a decision support  environment for
                                    both   standardized   and  adhoc  type  load
                                    profile analysis functions. Perform load research functions through MV-90.

                                     Provide an interface  for  consumption  and
                                    load profile data to the Power Billing and DISCuS billing systems.

                           Real-Time Pricing:

                                     The UTS  MV-90  real-time  pricing  package
                                    will be provided to meet the RTP provisions of the contract for three phase and large (
                                    * and greater) single phase demand accounts which will be using the MV-90 system.

                                     All   necessary    utility   and   customer
                                    interface   software  will  be  provided  by
                                    Contractor and will be operational by * for accounts handled through the MV-90 system (three-phase, large single-phase, excludes * ). Contractor agrees to license the * MV-90 RTP customers at * . Contractor will provide standard MV-90 Read Only RTP software for Duquesne to distribute to their customers as necessary to support RTP with ABB PowerPlus Alpha Meters to be operational by * (see Schedule D).

                                     Small single phase  accounts (less than * )
                                    using  the  *  module  will  be  capable  of
                                    implementing   RTP  through   MV-90  or  via
                                    appropriate  *  connection  for  delivery of
                                    hourly  reading  data  on a  near  real-time
                                    basis  to  an  Internet  server  or  similar
                                    interface by
                                         *     .

                                     Standard consumption meter accounts will be
                                    converted at Duquesne's request to an RTP account as described above and will be capable of providing RTP data delivered on a near-real time basis by * by paying the incremental charge outlined in Schedule D.

                                     Billing and database interfaces required to
                                    make use of RTP data for billing or other purposes will be provided by Contractor by the above implementation dates. RTP will deliver hourly reads on a near real-time basis via * or mutually agreed file transfer mechanism rather than the existing CBI or DRDB by * .

                           Meter Service Management:
                           Contractor  shall  provide  a system  to  manage  all
                           maintenance   activities  at  a  customer's  premise.
                           Contractor shall:

                                     Modify DISCuS to route appropriate  service
                                    orders, both automated and paper, to the Contractor for disposition.

                                     Provide   reporting   facility  to  monitor
                                    Contractor    performance    and    customer
                                    satisfaction results to assure Contractor compliance to service levels.

                                     Provide  facility  where the Contractor can
                                    transfer or refer the service order to Duquesne for disposition of request.

                                     Provide all necessary  interfaces to DISCuS
to update customer files.

         6.2      System Acceptance

                  Duquesne shall conduct acceptance testing in accordance with its Schedule F Test Plan which shall be finalized during Phases I and II. This Test Plan shall at a minimum include the following:

                                     Spot   checking   of  Routes   during   the
installation period.

                                     Route  testing and system  testing shall be
                                    conducted   on  a  random  and  full  system
                                    integration basis.

                                     Route  testing  shall  include   individual
                                    Routes as well as higher level route summary data to ensure that performance standards outlined in Schedule L are capable of being met.

                                     System  testing shall include an evaluation
                                    of  system  network   software,   management
                                    information bases, and user applications software developed in accordance with the Agreement.

                                     System  testing shall include an evaluation
                                    of throughput  capability,  system speed and
                                    fill  capacity,   data  accuracy  and  other
                                    parameters as necessary.

                                     All   functionality   provided   under  the
                                    Agreement shall be tested under low and high volume conditions.

                                     A parallel test comparison of the automated
                                    routes against the manual route results shall be conducted to verify system accuracy following the successful comparison, the reading of the route will be turned over to the automated meter reading systems.

                  Final system acceptance testing shall be conducted by Duquesne upon completion of Phase II. Contractor shall be notified, as described in the Agreement, of the results of this testing and of any Nonconformities that must be corrected prior to system acceptance. All Nonconformances must be resolved within the Agreement schedule timetable.

                  Ongoing and continuing system testing shall be included in the Test Plan to ensure that system functionality and data acquisition remain at required standards throughout the term of the Agreement.

                  6.2.1    System Hardware Test

                           Testing the hardware usually consists of visually inspecting the equipment and running any standard hardware diagnostic programs. Other tests may be developed during Phases I and II.

                  6.2.2    System Software Test

                           Every software function shall be investigated and proven to be operating as per the documented specifications and user guides. Software components to be tested include all network application software, SQL application software, CCU application software and network management software

                  6.2.3    Variances and Problem Trackers

                           Variances are unexpected conditions experienced during the system acceptance testing and system operations. Software, hardware, and documentation problems can be reported, and they may or may not indicate legitimate System problems. System variances and problem trackers are reported and tracked by The Contractor utilizing a Central Problem Tracking (CPT) mechanism to classify, track, describe, document, and address the reported condition. This mechanism is primarily utilized by the Customer Support Center. CPT trouble data from the tracking system shall be provided to Duquesne on a regular and periodic basis to enable Duquesne to be aware of any outstanding problems and the current status.

                           When variances or problems requiring correction have been resolved, the process is noted in the problem tracker log, where it is archived for future reference. Appropriate releases and adjustments are made based on the nature of the issue.

                  6.2.4    Problem Resolution and Escalation Policy

                           The Contractor's Problem Resolution and Escalation Policy serves to categorize issues according to severity, match levels of severity with the appropriate response, and define actions to be taken if resolution is not achieved within appropriate time-frames. This system will be used internal to the Contractor to provide Nonconformity monitoring. However, all handling of Nonconformities arising out of the Certification, Acceptance or Final System Testing will be handled in accordance with Schedule F of the Agreement.

         6.3      Certification Testing

                  Beginning with the Initial Notice, Contractor shall conduct certification testing for each converted Route and shall include in its plan the following:

                                     A Certification Notice shall be provided to
                                    Duquesne   upon   completion  of  the  Route
                                    testing.

                                     Duquesne  shall be  notified  in advance of
                                    such testing and shall be permitted to observe this testing on a spot basis.

                                     A  weekly   report  shall  be  provided  to
                                    Duquesne  showing  completed  Routes,   test
                                    results, and related Nonconformities.

                                     The Certification Notice shall certify that
                                    the Route has been accepted and meets the acceptance criteria set forth in Schedule F of the Agreement.

                                     Phase I  Nonconformities  shall be resolved
                                    within   the  time   period   specifications
                                    described in the Agreement.

                                     Phase II  Nonconformities  shall be handled
                                    in accordance with the acceptance testing provisions prescribed in the Agreement.

                  Duquesne shall have at least * notice of Route Certification Testing to provide an opportunity for spot checking or otherwise observe the Contractor testing process. As the fixed network installation advances, Duquesne shall observe as deemed necessary the communication of network devices with higher levels and the recording of data in the GIHP or Oracle data warehouse.

7.       SYSTEM OPERATION, SUPPORT, AND MAINTENANCE
------------------------------------------------------------------------------
         The Contractor shall provide proven procedures, tools, and techniques for implementing, operating, supporting, and managing large automated data acquisition systems and providing user support. The sections that follow outline the basic components that shall be followed for the delivery of services requested by Duquesne, including operations, training and mainframe functions associated with the fixed network.

         7.1      System Operations

                  System operations includes several areas of involvement principally involving the ongoing service work associated with a services agreement. Secondary, although no less important, are the routine support mechanisms that accompany daily operations.

                  7.1.1    Operations Center

                           The Operations Center is the central area where the service work takes place and includes the physical location of the computer systems for the fixed network, the interface to the installation computers (ReadOne system), and alternative/backup meter reading systems (e.g. Premierplus OMR and DCLink/MAMR). The Contractor shall establish this Center in accordance with Schedule J.

                           At this location connections to the Duquesne mainframe shall be available for interface to the Oracle relational database (for billing interfaces and client applications). Likewise, connections shall be available for the ReadOne Link application for installation activities.

                           The proposed computer facility shall fill the Operations Center needs based on preliminary site surveys. It is assumed that the existing facility infrastructure, including heating/cooling, UPS, communications connections, physical security, etc. shall remain intact for the Operations Center. This Center shall be staffed with the Contractor's personnel to monitor and maintain the fixed network, conduct daily activities, for system maintenance functions, etc.

                  7.1.2    Operations  - Daily Activities

                           The Contractor shall provide daily monitoring of the fixed network to verify correct operational efficiencies are taking place, verifying performance needs, diagnosing system faults, and identifying maintenance needs. The Contractor shall provide experienced, trained personnel to perform the following operational functions:

                                     Initialize,  monitor, and control the fixed
network.

                                     Operate  and  sustain  communication  links
                                    (excluding  links  provided by Duquesne such
                                    as  trunk  radio)  between  PowerPlus  Alpha
                                    meters  and  the  MV-90  head  end   system.
                                    Maintain MV-90 hardware and software.

                                     Execute  standard  operating  procedures at
scheduled times.

                                     React   to   exceptional   conditions   and
maintenance needs.

                                     Conduct component maintenance functions.

                                     Provide configuration support.

                                     Conduct  appropriate backup,  storage,  and
                                    diagnostic functions in close coordination with Duquesne.

                                     Recover from system failures.

                                     Create problem  reports for all exceptional
conditions.

                                     Execute    notification    and   escalation
procedures for exceptional conditions.

                                     Collect      and     store      appropriate
documentation.

                           Duquesne shall have the ability to request * (or more frequent) reads, typically in a batched manner for efficiency but not a requirement, to the Oracle database for billing purposes. On request reads and other application capabilities are defined previously in the software applications section.

                           Operation of the alternative meter reading systems shall take place by the Contractor operations personnel, who will also dispatch maintenance and installation crews for ERT and CCU components.

                           The Contractor operations group shall interface with the Contractor's customer service and support personnel to ensure that all Duquesne customer service policies and procedures are fully supported.

                  7.1.3    Customer Service and Support

                           Duquesne level one help desk personnel shall interface with Contractor's customer service organization in Pittsburgh during working hours for the initial operational phases. For additional support, the Contractor support representative shall contact the main Contractor support services organization (Customer Support Center) as appropriate to continue efficient system operations for Duquesne.

                           The Contractor shall also maintain an experienced staff in the Customer Support Center based in Spokane, WA. This center shall provide 24-hour, 7-day per week service accessibility. The office is currently staffed from 6:00 a.m. to 6:00 p.m. (PST), Monday through Friday, with migration strategies in place to staff the center 24 hours a day. If emergencies arise outside of staffed hours, calls are received by an answering service which connects them directly with a Customer Support Analyst. In all cases, problem trackers, Nonconformities, performance deficiencies and any other problem arising through operation of the network shall be handled on a basis that meets the requirements of the Agreement.

         7.2      System Maintenance

                  7.2.1    Field Investigations

                           The Contractor shall dispatch appropriate Contractor or sub-contract personnel to investigate any suspect fixed network component not located on customer premises (i.e.: CCUs, NCNs), and will take the necessary action to ensure that acceptable system operability is maintained. The results of such investigations may be to repair, replace or add additional system components to ensure acceptable performance levels are maintained.

                  7.2.2    De-installs and Re-installs

                           The Contractor shall provide all personnel, equipment, tools, and consumable supplies (wire, hardware, etc.) necessary for de-installation and re-installation of ERT Meter Modules, * , DCI Sentry devices and Meters requiring service. In addition, all new services requiring meters will have Meters and Meter Modules installed by the Contractor.

                  7.2.3    Equipment Maintenance

                           Contractor shall provide corrective services for the covered components listed in the Agreement and any other system components that require servicing and affect the services provided under the Agreement. Corrective services shall be provided during regular hours at the Contractor's servicing location with consideration to the appropriate "return times" to be identified based on individual component need and in conformance with all published Service Procedures. Upon receiving equipment at the servicing location, the Contractor shall complete all corrective maintenance services necessary to return the equipment to the original operating specifications, excluding minor cosmetic deficiencies.

                           In addition, the covered components returned for corrective services shall receive preventive maintenance service. Preventive maintenance service includes complete functional testing, upgrades, replacement of defective or suspect components, and a final functional test. In all cases, equipment maintained by Contractor shall be expected to operate in a manner that meets the service levels established in the Agreement.

                  7.2.4    Related Documentation

                           The Contractor shall provide applicable operations and service publications as necessary to support the fixed network and MV-90 systems and meet the requirements of the Agreement, including hardware and software components. Procedures and specifications for product modifications and upgrades shall be furnished as they become available. Engineering blue prints, source code, proprietary protocols, and additional Contractor technical documents considered necessary for operation and maintenance of the fixed network and MV-90 shall be furnished as part of this Agreement except as provided for within the Agreement.

                  7.2.5    Technical Library

                           The Contractor shall maintain a single Technical Library at it's servicing location for storage and maintenance of all related Fixed Network and MV-90 system Agreements, back-up software, operators manuals, service manuals, engineering change orders
                           (ECOs), specifications, service bulletins and reports associated with installation, operation, maintenance and administration. Duquesne agrees that all related technical documents and data generated internally shall be cataloged and maintained as part of the Library per the Contractor's request, and listed in the Technical Library. Unless specifically identified as "Public Information", the Contractor and all parties to this Agreement shall consider cataloged materials maintained in the Technical Library to be proprietary in nature, and agree not to copy or distribute materials, documents, or software to any third parties for any reason without prior written consent from affected parties.

         7.3      Personnel Certification

                  Personnel certification ensures that everyone who is using the fixed network or MV-90 applications has received the same consistent training as well as attained the same level of knowledge that enables Duquesne and the Contractor to run the systems more effectively, efficiently, and reduce the cost in terms of retraining, and most important, not getting the most from the system that you can.

                  Certification shall be performed through a series of courses and exams that test the knowledge that should be gained from the course. The exam shall be administered by the Contractor or a neutral third-party. There may be some occasions when the exam shall be administered at the conclusion of the course. The acceptable passing mark is * with the exception of SNMP which is
                       *     .

                  Upon completion of applicable training courses, employees shall be deemed certified for the appropriate engineering, installation, operation, or maintenance job functions. Individuals will be certified for back-up responsibility in the event a position should unexpectedly become vacant. Certified employees shall qualify for all applicable engineering, installation, operation, and maintenance support services as identified. Personnel not holding applicable certification(s) shall be required to be enrolled in future training class to be able to support the systems.

         7.4      Disaster Recovery and Backup Plans

                  The Contractor understands that having metering data is critical to Duquesne Lights financial operations. However, complete and detailed disaster recovery and backup plans for the fixed network and MV-90 implementation will not be completed until the end of Phase II. The Contractor shall work with Duquesne during Phases I and II to completely define the disaster recovery and backup needs.

                  7.4.1    Approaches and Responsibilities

                           Approaches to disaster recovery can vary according to a number of criteria. A single GIHP or MV-90 server can be backed up by another comparable unit in another building or site. A large grouping however, requires a suitable, redundant system at an off-site location, or subscription to a specialized disaster recovery hot site. In all cases, suitable backup provisions shall be provided to meet the backup plan approved by Duquesne.

                           The Contractor shall work with Duquesne project management to define the following disaster recovery responsibilities:

                                     Work with  Duquesne  personnel  to identify
                                    critical applications and time frames.

                                     Negotiate  for  rapid   delivery   purchase
                                    orders with key  Subcontractors  and provide
                                    sufficient   inventories  of  materials  and
                                    components on-site.

                                     Ensure   that   hot-site   contracts,    if
                                    applicable, provide sufficient resources for processing critical work.

                                     Ensure that proper  backup  procedures  are
                                    being  followed  and  off-site   storage  of
                                    critical data is accomplished.

                                     Collect,  organize, and periodically review
                                    the disaster recovery documentation.

                                     Coordinate and document results of disaster
recovery tests.

                                     Provide   an   Incident   Report  for  each
                                    occasion that the Disaster Recovery Plan is implemented.

                  7.4.2    Disaster Avoidance and Recovery

                           The Contractor agrees that the GIHP and MV-90 database servers shall have disaster recovery and backup capability. Data on local computer disks (Duquesne application users) are the responsibility of the user unless provided under the services listed in Section 6 of this Description of Work. Disaster recovery and backup plans shall be pro-active in nature to prevent loss of critical data. Therefore, several approaches should be addressed:

                           Disaster Avoidance:

                                     Network topology and configurations such as
                                    alternate path routing, designed to minimize single point failure.

                                     Designated   disaster   recovery  teams  to
                                    ensure valid, realistic procedures are in place for network emergencies.

                                     Annual  testing  of  the  actual   recovery
                                    capability performed on a scheduled basis on a sample number of meters * .

                           Disaster Control:

                                     Modular   components  used  to  enable  hot
                                    swapping of inoperative sub-components.

                                     Market   and    standards-based    products
                                    recommended   to  ensure   rapid  access  to
                                    spares, trained personnel, and facilities at disaster recovery locations.

                                     Maintain  an  appropriate   number  of  key
                                    system   components    on-site   for   rapid
                                    replacement.

                           Disaster Recovery:

                                     Automated  diagnostic  systems  and network
                                    controllers that provide disaster recovery capability and constant surveillance during an identified disaster recovery situation.

                                     Disaster   recovery   needs   and   network
                                    configurations that have been individually identified for each utility's organization, location, and system.

                           Since the final components of any Disaster Recovery and Backup Plan are unique to the utility implementing the plan, the development of a suitable plan must be accomplished over time as the system is installed. The Contractor agrees that this plan will be developed and approved by Duquesne during Phases I and II.

         7.5      Duquesne's Training Needs and Deliverables

                  7.5.1    Needs Analysis

                           The Contractor shall work with Duquesne to gain an understanding of the skill levels that currently exist in their organization as well as the skill levels that they want to exist in their organization for the cooperative operations of the fixed network. This analysis of Duquesne's needs shall provide the Contractor with the opportunity to work jointly to make the determination as to where to begin curriculum paths for the personnel who are going to work with the fixed network system. Likewise, an analysis of The Contractor's needs shall provide Duquesne Light with the opportunity to tailor training and curriculum paths for the Contractor personnel involved with Duquesne's systems.

                  7.5.2    Training

                           The Contractor has focused its customer training on three distinct groups of participants: participants from an Information Systems (IS) Department, Engineering, and Customer Service Representatives
                           (CSRs). Each group of participants shall participate in training that is dedicated to ensuring their success in using the fixed network system.

                           The Contractor believes that for the fixed network and MV-90 systems to run effectively and efficiently people need to have certain knowledge, skills, and abilities. The Contractor has adopted a certification approach based upon the participant's needs. The levels coincide with four different levels: novice, proficient, expert, and master. The differentiation in the levels is to ensure that everyone understands that they do not need every course or become a master in order to succeed with the fixed network system for their position. The Contractor encourages Duquesne Light to have an on-site master or an expert who works closely with a master from the Contractor. The master provides the training and undergoes a rigorous train the trainer program in addition to being an expert in a particular subject matter area. The definitions of each level are as follows:

                           Novice - has no knowledge of the subject matter area. Requires an overall conceptual understanding of information focusing on terminology, definitions, and minimal use of the system. Most managers shall take these courses to afford them the opportunity to have a clearer understanding of how the overall system works from a high-level overview. Focuses on knowledge and comprehension levels of Bloom's Taxonomy (an educational philosophy that differentiates between knowledge/comprehension and synthesis/evaluation levels of learning).

                           Proficient - has little previous knowledge of the subject matter area. Begins to gain an understanding at the application and synthesis levels. Has the ability to begin using the system and performing lower complex tasks such as recognizing that there is a problem within the system.

                           Expert - has extensive experience, knowledge, and skills set. Knows several areas `inside and out'. Has the ability to diagnose as well as troubleshoot and fix the problems within the system. Has the knowledge to show others how to fix problems using `shortcuts'. Understands the overall working of the system as well as being technically deep in one particular area. If the person doesn't know the answer to the question, they know where to go in order to find it. This person performs at the evaluation and judgment levels. Usually has a great deal of hands-on experience as well as conceptual and theoretical knowledge.

                           Master - the major difference between the expert and master levels is that the master has the ability to train others on the various aspects of the system. The master has excellent verbal and written communication skills as well as good interpersonal skills that enables them to perform as an outstanding trainer and coach. The master works in conjunction with the expert in order to rely upon someone else for technical assistance in a particular area. The master has taken a few more classes as well as completed a train-the-trainer program that focuses on offering excellent technical training for all levels of the organization.

                           The above description of training requirements and levels is typical of the training effort required to ensure successful operation of the system. This program will be made available to Duquesne, and shall be consistent with Prudent Utility Practices and submitted to Duquesne for review and comment. In addition, any other training requirements, documentation, manuals, etc. will be provided by the Contractor if requested by Duquesne.

8.       DELIVERABLES
-------------------------------------------------------------------------------
         The following listing of deliverables as listed on Schedule N of the Agreement is intended to be representative of the materials that will be provided by the Contractor at appropriate time periods under the Agreement. This listing is not considered all inclusive and any other deliverables identified on Schedule N shall also be provided.

         8.1      List of Deliverables - CONTRACTOR

                 1.   System Overview Documentation
                     All of the documentation that provides initial overview information of the system software components, system hardware components, and implementation activities.

                 2.   System Data Definitions and File Layouts
                     The file layouts necessary for the transfer of data between the mainframe and the SQL databases.

                 3.   Project Plan, Initial
                     The initial project plan contains all sections of a plan as outlined by the Metzger text "Managing a Programming Project". This version of the plan is generally considered to be about
                          *      accurate.

                 4.   Project Plan, Updated
                     The second version of the project plan is an expansion of the initial version using the information gathered in the System Definition Phase. This version of the plan is generally considered to be about * accurate.

                 5.   Project Plan, Final
                     The final revision of the project plan is an expansion of the second version using the information gathered in the System Definition and System Development Phases. This version of the plan is generally considered to be about * accurate.

                 6.   ReadOne Pro Design
                     Describes   the   utility    specific    adjustments    and
                     customizations   to  the   standard   ReadOne   Pro  (ROCL)
                     application for the ReadOne Pro handheld unit.

                 7.   Implementation Plan
                     The plan that contains all specific activities for Duquesne and Contractor in the implementation of the MAMR system.

                 8.   DC_LINK Users Manual
                     Details the operational procedures of the DataCommand Link application software to allow an operator to perform the tasks associated with the PC operations of the MAMR system.

                 9.   ReadOne Pro Users Manual
                     Details the operational procedures of the ReadOne Pro handheld unit to allow an installer to program and verify the ERT module installation.

                10.   ERT/      *      /DCI Sentry  Meter Installation Manuals
                     Provides operational procedures for the changeout to ERT, * , DCI Sentry devices for electric meters in the field (see also Note 7).

                11.   Electric ERT Module Retrofit Manual
                      Provides operational procedures for retrofitting meters with electric ERT modules with the meter shop. The procedures shall encompass installation of the ERT retrofit module, installation of a meter Bar Code label and meter accuracy testing.

                12.   System Acceptance Plan
                      This is a high level document that discussed the testing and acceptance conditions relating to the Fixed Network AMR system.

                13.   ReadOne Pro Application
                        The  ReadOne  Pro   functionality   necessary   for  the
                        implementation and maintenance of the MAMR system, as well as the installation of the ERT modules.

                14.   DC_LINK
                      Provides all DataCommand Link application functionality necessary for PC operations in the MAMR system. The application functionality is detailed in the DC_LINK Users Manual.

                15.   DCU
                      Provides  all  DCU   functionality   necessary   for  data
                      collection  of  ERT  module   readings.   The  application
                      functionality is detailed in the DCU Operators Manual.

                16.   Carbon Copy Plus or PROCOMM Plus
                      Provides remote communication capabilities for Contractor support services and troubleshooting assistance. Contractor supplied, one package per PC office location, of Carbon Copy Plus or ProComm Plus.

                17.  Electric ERT Modules
                     Sufficient quantity of ERT Modules for installation in the field

                18.   ReadOne Pro units
                     Sufficient quantity of ReadOne Pro handheld units, for installation and verification of ERT modules in the field. These shall remain Contractor property, except for * provided to Duquesne.

                19.   ReadOne Pro Cradles
                     Sufficient quantity of ReadOne Pro cradles, one per PC per office. These shall remain Contractor property, except for
                     * provided to Duquesne.

                20.   ABB Electronic Alpha Meters
                      Sufficient quantity of ABB Electronic PowerPlus Alpha meters equipped with Contractor fixed network or MV-90 Compatible Communication interface, outage event reporting, power quality reporting and load profile capability for field installation on single and three phase demand accounts.

                21.   Bar Code Label Printer
                      Sufficient Bar Code printer units for attaching meter identification Bar Code labels on all retrofitted electric ERT meters.

                22.   Cell Control Units (CCU)
                     Sufficient    quantity   of   Cell   Control    Units   for
                     implementation of the Fixed Network and data collection from the ERT modules.

                23.   Network Control Nodes (NCN)
                     Sufficient   quantity   of   Network   Control   Nodes  for
                     implementation of the Fixed Network and data collection from the ERT modules and CCUs.

                24.   Genesis Itron Host Processors (GIHP)
                     Sufficient quantity of Genesis Itron Host Processors for head end databases and applications for the fixed network and data collection from the ERT modules, CCUs, and NCNs. Hardware platforms shall be mutually agreeable, probably IBM RS6000 or DEC Alpha devices.

                25.   Personal Computer
                     One PC per office for ReadOne Link capabilities and DC_LINK applications; minimum specifications include:

                                IBM PC AT, PS/2, or compatible 640 KB of RAM memory 20 MB hard disk drive 3.5" diskette drive Monitor and display adapter Serial mouse, if necessary Serial port for ReadOne Pro communications Parallel port for printer communications Printer, cabling, supplies PC DOS version 3.2 or greater File transfer communications board

                26.   Telecommunications Modems
                     Sufficient quantity of modems, Hayes compatible, for use with carbon copy and file transfer packages and for dial-up diagnostics of the fixed network, and appropriate modems for communication links with ABB PowerPlus Alpha meters and MV-90 head end system.

                27.   OMR Handheld Units
                     Provide up to * handheld units, new or upgraded, for monitoring and reviewing reading and service functions.

                28. MV-90 Translation System Hardware and Functional Specification (Reference Guide) Provide head end equipment including modems and servers for operation of MV-90 for all three phase and large (transformer rated, * or greater) single phase accounts. Provide appropriate specifications or reference guide documents to support system implementation and operation.

                29.   MV-90 Documentation, Software and Licenses
                     Provide MV-90 documentation software and licensing rights supporting delivery of all applications as defined in the Agreement.

                30.   Communications Links
                     Provide communications to all single phase and three phase accounts as required within the Agreement.

         8.2      List of Deliverables - DUQUESNE

                 1.   ReadOne Pro Application Interface
                     The ReadOne Pro interface functionality necessary for the implementation and maintenance of the AMR system, as well as the installation of the ERT Modules.

                 2.   Carbon Copy Plus or PROCOMM Plus
                     Provides remote communication capabilities for the Contractor support services and troubleshooting assistance. Utility supplied, one package per PC office location, of Carbon Copy Plus or ProComm Plus (if available).

                 3.   File Transfer Package
                     Provides communications between the mainframe and PC to allow transfer of data files for meter reading and DCU operations.

                 4.   DISCuS Access
                     Provides communications to the mainframe sessions for viewing and appropriate updating to the DISCuS sessions to The Contractor for installation and ongoing operations.

                 5.   ReadOne Pro Units (If more than      *      are needed.)
                     A specific quantity of ReadOne Pro handheld units, for installation and verification of ERT modules in the field.

                 6.   ReadOne Pro Cradles (If more than      *      are needed.)
                     Sufficient quantity of ReadOne Pro cradles, one PC peroffice.

                 7.   Personal Computer
                     One PC per office for ReadOne Link capabilities; minimum specifications include:

                                IBM PC AT, PS/2, or compatible 640 KB of RAM memory 20 MB hard disk drive 3.5" diskette drive Monitor and display adapter Serial mouse, if necessary Serial port for ReadOne Pro communications Parallel port for printer communications Printer, cabling, supplies PC DOS version 3.2 or greater File transfer communications board

                 8.   Telecommunications Modem
                     Sufficient quantity of modems, Hayes compatible, for use with Carbon Copy and File Transfer packages.

                 9.   Telecommunications Links
                     Sufficient quantity of telecommunications links per PC for use with Carbon Copy and fixed network components. Provide trunk radio or other communication links as required for connection with the three phase accounts through MV-90 that are Duquesne's responsibility.

9.       GENERAL NOTES
-------------------------------------------------------------------------------


         1. Advanced functionality will be provided only to those meters covered by the Fixed Network, or the MV-90 applications. Upon issuance of a general system specification, MV-90 will be integrated into, and become part of, the fixed network.


         2. Polyphase/three-phase meters are read by MV-90 in accordance with the terms included in this Agreement.


         3. The Words "Radio" or "Wireless" shall be deemed deleted prior to the words "Communication Network".


         4. The Words "Certified Training" shall be deemed to mean "qualified training".

         5.    Terms  such  as  URD,  *  ,  MV-90,   GIHP,   Fixed  Network,
CaRS,   CBI,  DRDB,   CDPD,  etc.  have  specific meanings that are defined in
various sections of the Agreement.

         6. For the purpose of describing a * in Schedule A, or elsewhere in the Agreement, the term * has been used to represent this device. All specific references to * are interpreted to mean the * , which is the official model designation.

         7. References to DCI Sentry and * devices are attempts to identify specific types of end point devices that may provide ERT level or advanced ERT functionality. The appropriate end point device will be selected by Itron to meet the precise data collection requirement. All such devices are included under the defined term Meter Module in the Agreement.

                             REPLACEMENT SCHEDULE C

-------------------------------------------------------------------------------
                                                      SCHEDULE C
------------------------------------------------------------------------------

                                                       PERMITS


         1. Licenses will be required from Duquesne for attachment to poles, towers and fixtures owned by Duquesne.

         2. Licenses or permits will be required from the City of Pittsburgh for attachments to street lights in the City of Pittsburgh.

         3. Permits or licenses may be required for attachment to any poles, towers, fixtures or facilities not owned by Duquesne.

         4. Work permits may be required from some municipalities for performing certain construction activities within their boundaries. Street opening permits may be required for digging or trenching activities in municipalities.

         The above items represent the known permit requirements as of the date of execution of this Agreement. Contractor accepts responsibility for obtaining these and any other permits required for completion of the Work. Duquesne agrees to utilize best efforts to assign, facilitate or minimize the impact of permit requirements on Contractor's work and further agrees that if unforeseen permit requirements caused by new regulations significantly change or impact the price of the Work, the new requirements will be addressed through the change control process.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                      SCHEDULE D

                                                    PRICE SCHEDULE

PHASE I
                                   BASE PRICE
                      *                                          *
                   *                                              *

PHASE II
                                   BASE PRICE
                      *                                              *
                      *                                             *

                      *                                              *
                      *                                           *

PHASE III

A.    SERVICES
                                                    BASE PRICE  (See Note 7)
            As defined in the Agreement.                      *

B.    EQUIPMENT LEASE
                                   LEASE PRICE
            Covering the Equipment as described                 *
           in the Agreement.

C.    ADVANCED SERVICES







                                        *                              *

Notes:
1.    Except as set forth herein and in the Agreement,                  *
              .
2.    Monthly billing is calculated based on quantities as of the
          *                  .
3.    The above prices cover all           *           provided under the
Agreement as shown on           *          .
4.    Advanced services will be billed at the           *           or the
             *                .
5.              *            reads  includes  up to                 *
 reads  can  be  obtained  at up to
               *          .
6. Customer Choice Option reads (readings recorded * will be billed at * per meter per month during the first three years of Phase III, and * per meter per month thereafter.
7. A * price reduction will be imposed on the monthly base price amount, once Phase III pricing is in effect, if certain Phase III milestones are missed (See Schedule J).


----------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE E
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           BUYOUT SCHEDULE FOR CONVENIENCE
----------------------------------------------------------------------------------------------------------------------

----------------- ------------------- ------------------- ------------------- -------------------- -------------------
 (In Thousands           (1)                 (2)                 (3)                  (4)
  of Dollars)                               Meter               Fixed             Associated
                      New Meters           Modules             Network             Services              Total
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
Phase II *            Pro rated           Pro rated           Pro rated            Pro rated           Pro rated
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
Phase III
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 0               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 1               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 2               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 3               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 4               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 5               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 6               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 7               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 8               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 9               *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 10              *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 11              *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 12              *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 13              *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 14              *                   *                   *                   *                      *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------

* Total equipment purchased plus    *    fee for termination of services.


----------------------------------------------------------------------------------------------------------------------
                                              BUYOUT SCHEDULE FOR CAUSE
----------------------------------------------------------------------------------------------------------------------

----------------- ------------------- ------------------- ------------------- -------------------- -------------------
 (In Thousands           (1)                 (2)                  (3                  (4)
  of Dollars)                               Meter               Fixed             Associated
                      New Meters           Modules             Network             Services              Total
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
Phase II              Pro rated           Pro rated           Pro rated            Pro rated           Pro rated
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
Phase III
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 0               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 1               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 2               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 3               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 4               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 5               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 6               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 7               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 8               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 9               *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 10              *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 11              *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 12              *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 13              *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
----------------- ------------------- ------------------- ------------------- -------------------- -------------------
   Year 14              *                   *                   *                   *                    *
----------------- ------------------- ------------------- ------------------- -------------------- -------------------

Notes:

   1.   New Meters (Column 1) includes  *.
   2.   Meter Modules (Column 2) includes  * .
   3.   Buyout prices will be amortized on a  *   .
   4.   At the end of Term,  Duquesne has an optional  buyout of the New Meters
 at *   which  includes a *  residual payment for three-phase  PowerPlus Alpha
 meters. Should Duquesne elect not to buy the  New    Meters, Duquesne

Will  pay    the  Contractor
                                                             *
   5.   New Meter buyout price *   in the event that the Term is extended.

-------------------------------------------------------------------------------
                                                     Schedule F-9
------------------------------------------------------------------------------
                                                       9/11/97
[10145-0003/BA97314b]                                1
* = Confidential treatment requested
                                                      SCHEDULE F


                                               PERFORMANCE TESTING AND
                                         PROCEDURE CERTIFICATION REQUIREMENTS


INTRODUCTION

         Under this Agreement, Duquesne is purchasing automated data acquisition services to enhance the billing, marketing and outage management functions of its customers.

         Duquesne, as the purchaser in this Agreement, in cooperation with the Contractor, will approve a Test Plan to test these systems and to certify compliance with key regulatory areas as specified in the Agreement. Contractor will in most cases develop the test plan details based on input from Duquesne and the product or functional requirements of the system and submit them to Duquesne for review and approval.

         As system components, including hardware, operating software, software applications and data interfaces are installed and implemented during each Phase of the Agreement, detailed test plans will be developed and performed to ensure that each system achieves acceptable performance levels.

OUTLINE OF TEST PLAN

         The System Test Plan will include the following major sections. Testing will be conducted as set forth below during Phases I and II to demonstrate that Contractor meets the requirements of the Agreement, including the appropriate functional requirements of Schedules A and B and the performance standards identified in Schedule L, and during and throughout Phase III, as appropriate, for ongoing testing during the entire Term of the Agreement.

         1.    System Installation Acceptance Testing

         2.    Meter Testing and Operational Performance

         3.    Software Acceptance

              a)   Network Management Applications

              b)   Contractor Supplied Network Applications

              c)   Duquesne Application Enhancements and Interfaces, including
                                               Interfaces and Other File
Transfer Mechanisms

         4.    UTS MV-90 System Performance

         5.    Operating Performance - Information Services (IS) Management

         6.    Radio Frequency (RF) System Performance

         The detailed test criteria and required performance levels included in this plan will be more fully described in each test plan document. All tests will be developed prior to the time each test is to be performed. In some cases, such as the development of some user applications, the final test criteria will not be completed until just prior to testing. When issued, the test plan will describe which testing is to be concluded prior to Phase II acceptance, and identify any anticipated tests that will be completed during Phase III.

I.   SYSTEM INSTALLATION ACCEPTANCE TESTING

     A.   Fixed Network Routes

         When a Route or Routes on the Fixed Network are turned over to Duquesne during Phases I and II, the following tests may be performed at Duquesne's option prior to its Acceptance of the Route. (Some tests, for functions such as * notification, will occur during Phase III.)

         1. Cross reference the van or manual meter reading data and the readings from the Fixed Network to verify accuracy.

         2. Test the outage notification feature of the system by (1) de-energizing a select number of special non-billing meters and
              (2) cross referencing Itron's outage reports with Duquesne's circuit outage records to indicate that an outage has registered.
                        *                    is based on
     *                          .

         3. Test the tamper detection function by removing a select number of Meters to verify that a tamper report is provided and is processed in a manner which is consistent with Schedules A and B.

         4. Verify that the system is providing daily readings for each Meter.

         5. Verify that the Fixed Network communications coverage is consistent with the required number of billing Meters outlined in the Agreement.

         6. Verify that load profile Data can be obtained without Meter replacement on a sampling of single-phase self-contained Meter installations.

         7. Perform an on-demand test of * load profile accounts equipped with * (see Schedule D) to stress test the system (prior to Phase II acceptance). These * accounts will be distributed throughout the Fixed Network on multiple routes.

         8. Verify that data passed to Duquesne satisfies data collection and delivery requirements for at least
                  *     of the eligible meters in the system.

     B.   GIHP/Polling Engine

         Tests will be developed and conducted to evaluate the correct operation and performance of the Genesis Itron Host Processor to confirm its ability to meet the performance requirements of the Agreement.

     C.   MV-90 Translation System

         Test Plans will be developed and conducted to evaluate the correct operation and performance of all hardware and software components that will be implemented for the MV-90 Translation System, to confirm their ability to meet system performance requirements. Hardware and software interfaces not totally designed and finalized will have test plans developed once all functionality and interfaces have been completely defined. The required test plans will be developed by Itron to be reviewed and approved by Duquesne Light during Phase II as the system components are designed and installed. Any negative impact on performance caused by shared phone lines will not constitute system failure.

     D.         *

         Tests will be developed and conducted to evaluate the correct operation of the * device which will be used for the single phase demand customers with loads less than * . Other technology options may be utilized that are available and satisfy Duquesne's regulatory (ANSI specification) and Best Industry Practices.

     E.   DCI Sentry

         Tests will be developed and conducted to evaluate the correct operation of the DCI Sentry equipment which may be utilized at Itron's option for fixed network deployment, and residential accounts that are in URD areas, and also in remote areas, where fixed network coverage or advanced functions are desired. Test plans will be developed by Itron to be reviewed and approved by Duquesne. Other similar end point devices may also be utilized upon approval by Duquesne subject to their ability to meet best industry practices and regulatory requirements.

     F.   ABB PowerPlus Alpha

         Tests will be developed and conducted to evaluate the correct operation of the ABB PowerPlus Alpha meters and the various required interfaces between the C&I Customer locations and the MV-90 Translation System.

         Duquesne may perform the above tests, and any others identified as appropriate, as described in the test plan documents. As Routes, systems or components are completed and certified by Contractor as complete, Duquesne will perform acceptance testing in accordance with the Agreement. Once accepted by Duquesne, accounts will become available for billing purposes as part of the installed system in accordance with Schedule D.

II.  METER TESTING AND OPERATIONAL PERFORMANCE

     The following test functions may be performed at any time throughout the Term, at Duquesne's option, as required to ensure proper Meter testing operational performance and procedure compliance.

     METER SHOP OPERATIONS

         1. Verify that the Meter Shop facility is fully capable of providing all required meter maintenance repair and test functions.

         2. Verify that purchase orders have been issued to approved vendors for new single-phase and three-phase meters in accordance with Duquesne's specifications and requirements.

         3. Verify that backup plans for meter test and new purchase data upload are in place.

         4. Verify the process of preparing meters for installation to ensure that all Meters are equipped with a
               Duquesne approved bar code label.

         5. Verify that all meter warehouse areas are secured and organized to distinguish tested and untested
               Meters.

         6. Verify that all meter test boards are connected to Duquesne's Automated Micro Systems automated meter test data collection system.

         7. Verify that mainframe terminals are installed for access to Duquesne's DISCuS system and that appropriate customer service and meter records data is properly entered.

     FIELD OPERATIONS

         1. Verify that agreed on procedures are documented and are being followed for all field operations.

         2. Verify that the Contractor adheres to Duquesne's meter installation standards and procedures.

         3. Confirm that the Read-One Pro electronic data capture system is working properly.

         4.    Confirm that a meter training program is in place for installers.

         5. Confirm that field personnel are provided all necessary test equipment, tools and accessories.

     PERIODIC CERTIFICATIONS

         1. Certify that the Contractor is compliant with all applicable Pennsylvania Public Utility Commission regulatory requirements.

         2.    Certify that the following numbers of New Meters are accuracy
tested before  installation:       *
              of new  transformer-rated  meters and a random sample of      *
    of every              *
              new self-contained Meters.

         3. Certify that the Contractor is following Duquesne's meter shop and installation requirements; such as, periodic calibration of watt-hour meter test boards and maintenance of Duquesne's accuracy tolerances.

         4. Certify that the Contractor is meeting Duquesne's requirements to ensure the integrity and correctness of the meter installation; such as, verifying the billing constants, inspection for correct instrument transformer ratio, and verifying correct use for single-phase transformer rated meters.

         5. Certify that the Contractor is adhering to Duquesne's record keeping requirements for meter records (description, location and test) and service order completion.

III.   SOFTWARE ACCEPTANCE

       In accordance with this Agreement, Itron will provide all fixed network and MV-90 software and the necessary interfaces to meet the requirements of Schedules A and B.

       1.    Network Management Applications

             Final deliverables will be accepted when they successfully operate in accordance with the requirements of Schedules A and B. This includes all SNMP MIB information for Contractor supplied equipment for a time period reasonably sufficient to demonstrate that it possesses no defects, program errors, malfunctions or inconsistencies that impair its ability to substantially perform its intended functions in accordance with the Design Specification(s) (see definition of "Design Specification(s)" under Item #4 of this Section).

       2.    Contractor Supplied Client Applications

             Final deliverables will be accepted when they successfully operate in accordance with the requirements of Schedules A and B for a time period reasonably sufficient to demonstrate (1) that they are functioning correctly on data generated by Duquesne business operations as reflected in the Design Specification(s), which data has been updated by the Duquesne application enhancements and interfaces themselves in a prior cycle, and (2) that they possess no defects, program errors, malfunctions, or inconsistencies that impair their ability to substantially perform intended functions in accordance with the Design Specification(s).

             The permanent technical and user documentation for the Contractor supplied client applications shall meet standards regarding content, media, and quality criteria as reflected in the Design Specification(s).

             Test plans will be developed and performed for the numerous hardware and software interfaces that will be required between Duquesne's DISCuS, data warehouse, customer record and billing systems and the Itron GIHP and MV-90 systems. The overall data system architecture will continue under design review and determination during Phase II; however, the following interfaces have been identified as likely to be required and will be tested as they are developed and implemented:

             1.   Billing Interfaces

                 a)   Sentry Consumption Data through Fixed Network
                 b)   MV-90 Determinants - Power Billing Package (see Schedule
 A)
                 c)   MV-90 Billing Determinants - (Current Complex Meters -
*   Accounts)
                 d)   Consumption/Demand/KVAR through DCI, DCO, HHC and MV-90
                 e)         *       Consumption/Demand Data Through Fixed
Network

             2.   Daily Consumption Data through Daily Reads Process

                 a)   Kilowatt Demand (Daily Reads with KVAR & TOU) - MV-90
System
                 b)   KWHR Consumption (Daily Reads with Demand) - Sentry/
 *       Devices
                 c)   TOU Data Collection (Version 2.5 Software)

             3.   Load Profile Accounts

                 a) MV-90 to Data Warehouse Interface - Interval Data- Class Profile
                 b)   Standard ERT'd Meters on  Fixed Network - Up to      *
    Intervals
                 c)         *       Meters - Interval Data
                 d)   DCI Sentry - Interval Data

                     Note: In many cases, the appropriate end point device for a load profile application will be determined by Itron through analysis of system link level reliability, or other factors affecting or limiting performance under Schedule L. Interval data interfaces are more completely identified and defined in Schedule A.

             4.   Rate Scheduling Interfaces (      *       Required)

                 a)   Assigning Device to Rate
                 b)   Create New Rates

             5.   Events and Alarms

                 a)   CCU Outage Detection          *
                 b)   CCU Outage Detection -        *
                 c)   Alpha Meter Outage
                 d)         *
                 e)   DCI Sentry Outage


             6.   Real Time Pricing

                 a)   C&I Accounts Through MV-90 RTP Package (Large)
                 b)   C&I Near Real-Time Interface (Small)
                 c)   Fixed Network Accounts Through Near Real-Time Interface

                 Note: Near real-time RTP interfaces are identified in Milestone #13 system architecture documents and described in Schedule A.  See also Schedule L.

             7.   On-Request Reads

             8.   Virtual Turn On/Off

             9.   MV-90/DISCuS/Data Warehouse Data Synchronization

       3.    MV-90 Data Management Software

             In addition to fixed network applications, Contractor will provide and install the MV-90 software applications for consolidation and processing of three phase and larger (transformer rated, * or greater) single phase services primarily using ABB PowerPlus Alpha meter technology.
             Included in this system are the following packages:

                                      1)    Base System with Reporting Package
                                      2)    TOU Option
                                      3)    Load Research/Load Profiling
                                      4)    Power Quality Functions
                                      5)    Real Time Pricing System
                                      6)    MV-PBS Power Billing System
                                      7)    MV-90 Read Only System
                                      8)    UTS Load Control Station

             The MV-90 Multi-Vendor Software will include the following software in the base system package mentioned above for use on the Master System as well as for use on Local Data Servers when used for distributed data collection.

             MV-90                         Base  System with  Reporting  Package
                                           Remote     Interrogation      Package
                                           Totalization    Package   Time-of-Use
                                           Package  Graphics  Package Lotus File
                                           Format   Package   PC  to  Host  File
                                           Transfer  Package  Direct  Unload  of
                                           Handheld    Readers   Load   Research
                                           Package

       4.    Duquesne's Application Enhancements and Interfaces

             The final deliverables will be accepted when they successfully operate in accordance with the Design Specification(s) for a time period reasonably sufficient to demonstrate that it is functioning correctly on data generated by Duquesne business operations as reflected in the Design Specification(s), which data has been updated by the Duquesne application enhancements and interfaces themselves in a prior cycle, such that it possesses no defects, program errors, malfunctions or inconsistencies that impair its ability to substantially perform its intended functions in accordance with the Design Specification(s).

             The permanent technical and user documentation for the Duquesne application enhancements and interfaces shall meet standards for content, media, and quality criteria as reflected in the Design Specification(s).

       5.    Design Specification Definition

             Design Specifications shall be prepared by the Contractor and shall include all functional and performance requirements and characteristics of the final system deliverables and provide the necessary criteria for acceptance thereof. The parties shall jointly develop the Design Specification during Phase I of the Contract or in Phases II or III as appropriate. The Design Specification shall include, among other things, the following criteria, characteristics, and descriptions:

             a) Identification of business areas affected by the Duquesne enhancements and interfaces and the business impacts for each area. Detailed description of the deliverable with the intended functionality;

             b) Conversion requirements, permanent documentation requirements, implementation strategies, and knowledge transfer approach for the final deliverable;

             c)   System testing using controlled test data;

             d) Integration testing using actual Duquesne data generated by Duquesne operations.

                 A deliverables schedule will be generated which will describe what must be provided and tested during Phases I and II. Any deliverables not completed and fully tested as required during Phase I must be clearly identified and approved for transfer to Phase II by Duquesne. Similarly, all deliverables not completed and tested as required during Phase II must be identified and approved by Duquesne for transfer to Phase III.

IV.    OPERATING PERFORMANCE

       Information Services Management

        The Contractor shall provide * response time for standard queries to the CaRS database for access to individual records by * simultaneous users as described in Schedule A.

        The Contractor shall provide twenty-four (24) hour by seven (7) day access to the CaRS database for data access for * simultaneous users.

        Backup plans and help desk support must be in place, and network monitors provided under the Agreement must be operational.

        Meter reading Data must be available to accomplish the required customer billings.

        DISCuS and Oracle interfaces must function properly. GIHP and MV-90 interfaces must be established with appropriate file transfer mechanisms in place and operating properly.

        Installation files, service order processing and other DISCuS interfaces
        must  be  properly   synchronized  to  permit  effective   operation  of
        Duquesne's Customer Information System (CIS) systems.

        Meter change and DISCuS update processes must be working properly, and provide the required data transfer functions.

V.     RADIO FREQUENCY (RF) SYSTEM PERFORMANCE

       Considerations for Testing of the Fixed Network

        The automated data acquisition system may be considered to have two general functions: (1) reliably obtain an accurate meter reading via an external system, and (2) transfer that reading to the Duquesne CIS system. The following tests may be used for acceptance of the installed system to ensure proper operation of the RF network:

        In a System Control and Data Acquisition System (SCADA) or similar network, the most significant parameter would typically be the bit error rate (BER) achieved which enables transmission of data at the desired level of accuracy. Any equipment providing this type of transmission must be shown to be reliable, (i.e., not incur excessive malfunctions which result in system errors). The system must also perform in the environment in which it is installed. It must have sufficient margin to demonstrate dependability in all weather conditions expected to be encountered.

        Itron's spread spectrum system involves signals with short dwell times. Measurement of average BER as in a continuous wave would be undesirably complex. Data transmission will therefore be indirectly verified by separately verifying functional transmissions and their accuracy. From this point of view, a series of recommended system tests will be developed and included in the Test Plan during Phase I. In addition, some recommended tests for five years and beyond will be included for continued system monitoring and/or confirmation of ongoing system performance.

       Functional Test - Single Read

        As each ERT'd Meter is installed, the Meter may be polled to verify that a reading has been received by the Fixed Network system. The readout will then be verified for accuracy. The correct type of reading, such as, consumption, demand, TOU, or Profile will also be obtained.

        The Meter will then be temporarily disconnected to verify that an outage is reported by the CCUs when polled. This process will be conducted on a sample basis to ensure the integrity of the Route Certification Test prior to turnover to Duquesne for Acceptance Testing.

       Functional Test - Aggregate

        The actual percentage of Meters installed and reported by the system will be measured and verified to ensure it is within specifications. The balance of the Data must be obtained by some alternative method, such as the mobile van, and must demonstrate that all remaining Meters have been identified and are being read in accordance with Schedule A.

         Minimum                Phase I             Approximately      *
         Percentage:
                                Phase II (The Primary Installation)    *

                                Extended Buildout Requirement          *
                                (If Option is Exercised by Duquesne Light)

The recommended test should be performed during a * period from Contractor's certification of Phase I and * period for Phase II. Accuracy Test

        During Phase I of the Agreement, accuracy tests will be developed to be part of the Test Plan and will address system performance during Phase I, Phase II, and Phase III and will be performed throughout the contract Term.

       Environmental Signal Variation Test

        Propagation is subject to variation in environmental and climatic conditions, both short term and long term. A measurement on any given day cannot be assumed to represent either the worst or the best case. In addition to accuracy tests as above (during the thirty (30) day aggregate tests), an abbreviated accuracy test with sample size as above will be performed at least monthly and at least once during each type of extreme weather condition - hot, cold, wet, and dry. The sample selected should compare favorably against the same sample used for Phase I so that comparability can be documented through the test history.

       Power Levels

        The power levels at the transmitter outputs of all CCUs and NCNs will be measured and should confirm that the RF levels do not exceed licensed levels. ERT transmission outputs will be checked to confirm manufacturing certification requirements and assure that ERTs do not exceed FCC regulations.

       Unscheduled Reads

        The system will be configured for aggregate tests as described above. Unscheduled reads will be requested for each type of Meter on top of normal system activity. The readings obtained by the system will be verified to ensure that they meet the on-demand time specification.

       System Data Storage

        The aggregate test will be run for the specified storage time with the NCNs off. The NCNs will then be turned on to verify that the Meter reads can be recovered from stored Data in the CCU.

        A similar test will be run from the NCN. The uplink from the NCN to the Host Processor (GIHP) will be disabled. The links will then be restored to verify that the meter reads can be recovered from the stored Data.

        The aggregate test will then be run to verify that the stored Meter reads can be recovered from the GIHP data. Itron will provide Data analysis that confirms that the remaining available storage area is within the storage specification requirement provided in the Agreement.

       Power Outage

          Duquesne will first verify that the system identifies an outage as a block (or CCU) outage * . Other tests will then be performed to confirm that the * and then indicating that power has been restored.
       Scalability

        The Contractor should provide a complete analysis which shows that the system design is in accordance with, and can accommodate, the Meter growth projections outlined in Schedule H. This analysis will be completed, as further described in the final test plan, during Phase II, and will be a prerequisite for Phase II acceptance.

       Sample Size

        Test sample sizes are based on usage projections that will be better quantified in the Test Plan. Generally a * sample is taken for Phase I and * for the full system.

VI.     ACCEPTANCE TESTING

        The Fixed Network testing that will be performed during Phase II acceptance will include among other tests the identical tests that Contractor now has the capability of performing on an existing test system in Spokane, Washington. The following are the current test functions:

           CCU and ERT Testing will focus on the efficiency, effectiveness, and reliability Communications of CCU and ERT communications.

           CCU and NCN Testing will focus on the efficiency, effectiveness, and reliability Communications of CCU and NCN communications.

           NCN and NCN Testing will focus on the efficiency, effectiveness, and reliability Communications of NCN to NCN communications.

           NCN and GIHP Testing will focus on the efficiency, effectiveness, and reliability Communications of NCN and GIHP communications.


           Genesis Applications Testing will be performed on the Software included in Itron's Fixed Network applications. Methodology and criteria  will  be  based  on the
                                               Design  Specifications   included
                                               with  these   applications.   For
                                               further   definition,   refer  to
                                               Schedules A and B.

           Network Application                 Network   functionality   has
                                               been   provided   to   ensure
                                               ease  of
           Software Functionality              installation,  maintenance,  and
                                               Data  collection  flexibility.
                                               These functions will be tested
                                               based on definitions described3
                                               in Schedule A.

           Network Management                  SNMP and  associated  GUI
                                               interfaces  have been  provided
                                               and will be
           Software Functionality              tested for  effective  management
                                               of network  components.  For
                                                further
                                               definition refer to Schedule A.

           Itron Specific SNMP Custom MIB tables have been defined and will be tested according to MIBs Itron's defined specifications.

           Billing Interface These applications will be tested to ensure Data reliability and Functionality integrity of Meter reads.

           Remote Dial-In PC anywhere for Windows, PPP, and Xwindow capabilities will be tested Functionality for diagnostics, trouble shooting and monitoring or network components.

           Ease of Installation of Evaluations of the installation of hardware and Software will occur Hardware and Software throughout Phase I of the contract.

           Implementation Evaluations of the implementation methodology will occur throughout Methodology Phase I of the Agreement.

           Usability of Documentation will be provided throughout Phase I for evaluation and Documentation updates

           ERT Installation Location Various environmental locations will be tested to determine Profiles communication effectiveness.

        Acceptance testing upon completion of Phase II installations will be conducted as necessary to confirm that applications and components meet appropriate functional requirements outlined in Schedules A and B, and to ensure that they meet the requirements of Schedule L. System performance will be measured against required performance criteria such as individual application performance, timeliness of data delivery, application response time, data throughput and storage capability, and other criteria as specified during Phase II. All deliverables must be operational as defined in various sections of the Agreement prior to system acceptance, except for those items specifically designated for Phase III completion.

VII.    TEST PLAN DEVELOPMENT

        Required test plans will be developed during Phases I and II as systems components and software applications are designed and implemented, and must be approved by both Duquesne and the Contractor before equipment, software, or software applications or interfaces are placed into a production environment.

        The overall test plan will contain two parts with Part 1 containing tests that can be fully identified at the writing of the plan, and Part 2 including the tests for requirements of the system that cannot be fully identified by the time that original plan is written, as well as listing the final tests and performance levels that must be achieved prior to the Acceptance of the parts of the system that the particular test plans cover at the conclusion of Phase II. For example, a test for an application software feature that hasn't been identified or designed by the time that the original test plan is written will be included in
        Part 2, which will also provide a methodology or template for the development of any required test plan documents for new applications and equipment implemented during Phase III of the services contract.

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                REPLACEMENT SCHEDULE G

-------------------------------------------------------------------------------
                                                      SCHEDULE G
-------------------------------------------------------------------------------


                                       SINGLE PHASE IN-SERVICE METER POPULATION

-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
     DUQUESNE                                                                                               METERS
      SAMPLE                                                     PRODUCTION            NUMBER               TO BE
       GROUP             MANUFACTURER            TYPE              YEARS             IN SERVICE            SCRAPPED
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         D               Westinghouse           CS, CA          1941 - 1961               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         E               Westinghouse             CS            1950 - 1957               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         F               Westinghouse             DS            1955 - 1957               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         G               Westinghouse             DS            1957 - 1960               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         I               Westinghouse             D2S           1961 - 1963               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         J               Westinghouse             D3S           1963 - 1968               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         K               Westinghouse             D4S           1968 - 1971               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         L             General Electric           I60           1948 - 1967               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         M             General Electric           I70          1968 - Present             *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         N               Westinghouse             D4S           1971 - 1977               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         O               Westinghouse             D4S           1977 - 1984               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         P               Westinghouse             D5S           1984 - 1988               *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         R               Westinghouse             D5S          1988 - Present             *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
         S               Schlumberger             J5S          1986 - Present             *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------
     Hexagram            Schlumberger             J5S          1986 - Present             *                   *
-------------------- ---------------------- ---------------- ------------------- -------------------- -------------------


*  ABB type D5S residential meters in the range G72,000,000 to G73,999,999

                       Total Meters (Active Accounts)                       *
                     Total Meters (Inactive Accounts)                       *
                              Total In-Service Meters                       *

Notes:

1. Contractor will purchase new Meters to replace Meters identified above as "to be scrapped."

2. The above single-phase in-service Meter population is based on in-service Meters as of July 14, 1995.

3. The above table pertains to single-phase KWH residential Meters only. The quantity of single-phase demand Meters which will be provided by the Contractor is identified in Schedule H.

-------------------------------------------------------------------------------
                                                REPLACEMENT SCHEDULE H
-------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE H
----------------------------------------------------------------------------------------------------------------------



                                              METER POPULATION FORECAST


            ---------------------------------------------
                            SINGLE PHASE
            ---------------------------------------------
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------

                                                                 THREE-                                     GROWTH
   YEAR              KWH                  DEMAND                  PHASE                 TOTALS              PERIOD
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
   1995               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   1996               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   1997               *                      *                      *                      *                   1
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   1998               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
   1999               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2000               *                      *                      *                      *                   2
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2001               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
   2002               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2003               *                      *                      *                      *                   3
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2004               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
   2005               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2006               *                      *                      *                      *                   4
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2007               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------
   2008               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2009               *                      *                      *                      *                   5
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2010               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2011               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ----------------------
----------- ---------------------- ---------------------- ---------------------- ----------------------
   2012               *                      *                      *                      *
----------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------

Notes:

1.   The above Meter  forecast  represents  projected net Meter growth  activity
     throughout  the  Term.   Duquesne  is  not  committed  to  achieving  these
     quantities, nor does it agree to be limited by them.

2. Growth projections are approximate. If net cumulative Meter population exceeds the ending projected levels for the appropriate growth period by * or greater, the Change Order Notice process described in Section 4.8 of the Agreement will be initiated.

3. The Parties agree that the Contractor shall expend up to * per year for the purchase of Three-Phase and single phase ABB PowerPlus Alpha Meters. Any amount not expended in a given year shall be added to the amounts available for subsequent years. If the cumulative purchase cost for such meters exceeds the cumulative annual amount identified above, Contractor may proceed under Section 4.8 of the Agreement.

4. If actual Meter growth exceeds the above cumulative Meter population forecast, either by type or period, Contractor may proceed under Section
     4.8 of the Agreement.

5. Requirements for load research meters are identified in Schedule A. If these requirements are exceeded, the change control process will apply.

                                                  9/11/97
                                                REPLACEMENT SCHEDULE I

                                                      SCHEDULE I




                                            CUSTOMER SERVICE REQUIREMENTS




REGULATORY GUIDELINES

         1.    Pennsylvania Public Utility Commission Compliances Guidelines

         2. Chapter 56 Regulations - Standards and Billing Practices for Residential Utility Service



PROGRAMS/MANUALS

         1.    Customer Service Guarantee Programs as attached hereto

         2.    Customer Service Representative Section Manual Requirements

         3. Maintenance of a Customer Satisfaction Performance Index, as measured by Customer Contact Survey results conducted by Duquesne for work performed by Contractor, for field-related meter installation and servicing activities of not less than 6.7 out of a possible 7.0 scale based on criteria defined in Schedule A including categories for Friendly and Courteous, Timely, Professional and Competent, Respected Property, and Presentable performance.

Contractor acknowledges the importance of customer service and agrees that compliance with these programs and guidelines is essential to the delivery of quality customer service. In this regard, Contractor agrees to assume responsibility, during Phase III, for reimbursement to Duquesne for applicable Customer Service Guarantee Program payments made by Duquesne as the result of Contractor's actions or inactions. A quarterly summary report outlining all Contractor infractions will be prepared and provided to the Contractor by Duquesne, applicable payment amounts will be shown as a credit on the following month's invoice.

Note:

         In the event that a performance guarantee is assessed for the accuracy/error rate category defined in Schedule L, any reimbursement amounts already charged for reading errors will be treated as a credit to the total assessment due under Schedule L, Table 3.



                                                      SCHEDULE J
                                                  MILESTONE SCHEDULE
----------------------------------------------------------------------------------------------------------------------


                                     MILESTONE                                           DATE                  CATEGORY

1.      Agreement Signed                                                        January 15, 1996               Complete

2.      Begin Kickoff Meetings and Preparation                                  March 4, 1996                  Complete

3.      Phase I Installations Begin                                             April 28, 1996                 Complete

4.                   *                                                          May 1, 1996                    Complete

5.      Initial Phase I Meter Installations Completed                           June 17, 1996                  Complete

6.      Initial Receipt of New Phase II Meters With Modules                     June 17, 1996                  Complete

7.      Oracle/GIHP Installed With Basic Oracle Applications                    June 21, 1996                  Complete

8.                   *                                                          August 16, 1996                Complete

9.      Retrofit Center Becomes Operational                                     August 30, 1996                Complete

10.     Maximum Meter Deployment Rate Achieved                                  March 31, 1997                 Complete
        (60,000 - March 1997)

11.     Complete Meter Test Lab Setup                                           July 15, 1997                  Complete

12.     Version 2.4.2 Operational, CBI Operational with 100,000 Accounts        July 31, 1997                  Complete
        Read on Fixed Network (Available to Be Billed)

13.     Finalize High level GIHP/MV-90 Data Flow Paths and Interfaces           July 31, 1997                  Complete

14.     Contractor Begins Testing and Maintenance of Single Phase               August 15, 1997                Complete
        (Non-Demand) Meters

15.     MV-90 and Version 2.5 Application Specifications,       *               August 31,1997                 Complete
        and DCI Product Specifications Delivered to Duquesne

16.     Achieve Phase I Acceptance (100,000 Fixed Network Accounts              August 31, 1997             Not Applicable
        Available for Billing in August)

17.     Phase II Begins                                                         September 1, 1997           Not Applicable

18.     100% ERT Field Installations Completed (Non-Demand) (Except URD)             *                            *

19.     MV-90 Translation System Installed and Operational with Required             *
        Interfaces

20.           *       Functional Specification Delivered to Duquesne                 *




                                     MILESTONE                                            DATE                 CATEGORY

21      50% of Identified Equipment Field Installations Completed                    *                            *

22.                         *                                                        *                            *

23.     Genesis Fixed Network Version 2.5 Software Installed and                December 31, 1997              CRITICAL
        Operational (     *     Accounts on Fixed Network, Daily Reads,                                     - See Note 4 -
        All Applications Functioning)

24.                  *           Functional Specification Delivered to               *
        Duquesne

25.     100% of Fixed Network Equipment Installations Completed -    *               *                            *
        Fixed Network Coverage/100% with ERTs or Sentry (including URD, excluding Demand Accounts)

26.     Network Monitoring Capability - SNMP Implemented                             *

27.     Complete System Support for Single Phase and Shared Line Three          May 31, 1998                 Significant
        Phase ABB Alpha Meters Installed by Duquesne including Required                                     - See Note 7 -
        Interfaces (excluding       *       Accounts) as Defined in
        Schedule A

28.     Complete       *       Installations on Applicable Single-Phase              *                            *
        Demand Accounts

29.     Fixed Network Functionality Operational-Including applicable            June 30, 1998                   CRITICAL
        Schedule A interfaces (   *    of Single-Phase Accounts on Fixed                                  - See Notes 5 & 6 -
        Network, Daily Reads, Billed from Fixed Network)

30.     Real-Time Pricing Implemented and Operational (MV-90 Accounts)               *                            *
        (Excludes       *      )

31.     Phase II Acceptance - Achieved                                               *                      Not Applicable

32.     Phase III Begins                                                             *                      Not Applicable

33.                         *                                                        *                            *

34.     Complete Remaining Interfaces Identified in Schedule A Section 3.2           *                            *

35.     Enhanced             *             Performance Achieved - (See               *                            *
        Schedules B and L)

36.               *           for Fixed Network (including       *      )            *                            *
        Accounts - Operational

37.     Complete Appropriate Communication Links for Three Phase Alpha               *                            *
        Meters Installed by DLCo as of           *          as defined in
        Schedule A

38.     Fixed Network Build Out Completed if Option Exercised by Duquesne            *                            *
        (Covering up to    *    of Customers in Service Area)


CATEGORY DEFINITIONS                             PROJECT IMPACT

1. Critical - Top Priority Milestone        Potential Default of Contract

2. Significant-Serious Schedule             Delay Liquidated Damages Imposed by
   Deficiency                               Duquesne
3. General  - Area of Concern               Corrective Action Plan Submitted to
       (All Others)                         Duquesne

4. Complete                                 Milestone has been Completed

               Notes:

          1. Finish dates for equipment milestones remain fixed regardless of changes in equipment quantities that may occur.

          2. "Production" or "operational" use is defined as delivered, tested and accepted for use by Duquesne.

               3. MV-90 system and functions to be delivered by the dates established upon completion of Milestone #13, but not later than October 1, 1997 (see Milestone #19).

          4. If Milestone #23 is not achieved on schedule, Itron agrees to pay $5 million delay liquidated damages and then either install ABB Alpha meters on all remaining (less than * ) single-phase demand accounts in lieu of * hardware (Duquesne must select this option within 30 days) or pay a second $5 million "cure for default", whichever is requested by Duquesne. At Duquesne's option in lieu of either of these two alternatives, Duquesne may collect the first $5 million delay liquidated damages and then proceed with default.

               5. If Milestone #29 is not achieved, Contractor agrees to pay $5 million delay liquidated damages, and then pay a second $5 million "cure for default" penalty at Duquesne's option in lieu of proceeding with default. At Duquesne's option, Duquesne may collect the first $5 million delay liquidated damages and then proceed with default. Selection of one of these second two options will remain open, if a choice is not made, until such time as the milestone is achieved.

               6. Once Milestone #29 is achieved and Phase III pricing is in effect, subsequent failure to complete one or more of Milestones #33-37 will bring about a * (non-cumulative) reduction in the monthly base price amount shown on Schedule D until such time as that milestone(s) has been completed.

               7. Milestone #27 will have special status. Both parties agree that failure to meet that date will result in a (no cure period) payment of $5 million delay liquidated damages even though Milestone #27 is considered a significant milestone.

               8. Phase I Acceptance is defined as Milestone #12 completed, tested and operational, with Milestones #13-16 also completed, and 100,000 accounts available to be billed through the fixed network.

               9. Phase II Acceptance is defined as Milestone #31 completed with Milestones #18-30 also completed. All deliverables tested and accepted by Duquesne per agreed test plans as defined in Schedule F.

                                                REPLACEMENT SCHEDULE K

                                   SCHEDULE K

                               MINOR CHANGE ORDER

------------------------------- ------------------------------ ----------------
SUBMITTED BY:                   CHANGE ORDER NO.:              DATE:


---------------------------------------- --------------------------------------
                                       ACTION
---------------------------------------- --------------------------------------
-------------------------------------------------------------------------------

DESCRIPTION OF CHANGE







-------------------------------------------------------------------------------
----------------------------- ----------------------------- -------------------
Scope Change:       Price Adjustment:   Significant       Performance Impact:
                                                          Schedule Impact:
|_|YES |_|  NO      |_| YES |_| NO      |_|YES |_| NO     |_|YES  |_|  NO
----------------------------- ----------------------------- -------------------
-------------------------------------------------------------------------------
Disposition:



------------------------------------------------------------------------------
------------------------------------------------------------------------------

The above description describes in detail the nature of the change, along with the explanation of any categories where "Yes" has been selected above. The undersigned agrees that no work will be performed concerning this change until approval is received as indicated below:


                          Authorized Representative
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     SIGNATURES

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                        Signature:            Date:
Itron Project Manager:


------------------------------------------------------------------------------
------------------------------------------------------------------------------
Duquesne Light Project Manager:        Signature:              Date:


-------------------------------------------------------------------------------

                                                REPLACEMENT SCHEDULE L

-------------------------------------------------------------------------------
                                                      SCHEDULE L
------------------------------------------------------------------------------


                                                PERFORMANCE GUARANTEES


Under terms of the Agreement,  Contractor  guarantees the following during Phase
III:

     I.   SCHEDULED BILLING READS COMPLETION

            * of the scheduled billing reads required for billing purposes during any month will be attempted during such month. The following assessments shall be charged if * of the scheduled billing reads are not attempted within the * reading window in any month (see Note 3).

       ----------------------------------------------------- -----------------------------
                         SCHEDULE COMPLETION                           % ASSESSED
       ----------------------------------------------------- -----------------------------


                    ----------------------------------------------------- ------------------------------
                    Less than           *           or more                              *
                    ----------------------------------------------------- ------------------------------
                    ----------------------------------------------------- ------------------------------
                    Less than           *           or more                              *
                    ----------------------------------------------------- ------------------------------
                    ----------------------------------------------------- ------------------------------
                    Less than           *           or more                              *
                    ----------------------------------------------------- ------------------------------
                    ----------------------------------------------------- ------------------------------
                    Less than           *                                                *
                    ----------------------------------------------------- ------------------------------
                                                       TABLE 1


     II.  PERCENT OF SCHEDULED BILLING READS OBTAINED

       During any month, * or more of the scheduled billing reads will be obtained during the * period such reads are permitted to be obtained. In the event the percentage of scheduled billing reads obtained on schedule falls below * in any month, the following assessments shall be charged (see Note 3):


                                     ------------------------------------------------
                                                       ASSESSMENTS
                                     ------------------------------------------------

                                      ----------------------- ------------------------
                                      % OF READS OBTAINED
                                       % ASSESSED
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                     ----------------------- ------------------------

                                        *                       *
                                     ----------------------- ------------------------
                                                       TABLE 2


     III.          ACCURACY/ERROR RATE

       During any monthly billing cycle the number of reading errors will not exceed * . In the event the number of reading errors exceeds * during a monthly billing cycle, the following assessments will be charged:


                                -----------------------------------------------------
                                                    ASSESSMENTS
                                -----------------------------------------------------

                                --------------------------- -------------------------
                                       # OF ERRORS                 % ASSESSED
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                --------------------------- -------------------------

                                   *                           *
                                --------------------------- -------------------------
                                                       TABLE 3


     IV.  SCHEDULED DAILY READS FROM FIXED NETWORK METERS
       PERCENT OF VALID DAILY READS OBTAINED ON SCHEDULE

       During any month the percentage of valid scheduled daily reads received by the following day (based on cumulative totals for such month as measured on a calendar day basis) obtained from meters covered by the fixed network and the MV-90 system (excluding communications deficiencies or operator error) will equal
           * or more. In the event the percentage of valid scheduled daily reads falls below * for any month, the following assessments will be charged (see Notes 4 and 7):


                                -----------------------------------------------------
                                                    ASSESSMENTS
                                -----------------------------------------------------

                                ---------------------------- ------------------------
                                    % OF READS OBTAINED
                                   % ASSESSED
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                ---------------------------- ------------------------

                                   *                            *
                                ---------------------------- ------------------------
                                                       TABLE 4



     V.   OUTAGE DETECTION AND RESTORATION REPORTING

       Deliver CCU * outage detection and restoration notification through appropriate delivery mechanisms within the required response times defined in Schedule B, * of the time by * (as determined through random sampling techniques initiated by Duquesne - See Note 8).




                        ----------------------------------------------------------------------
                                                     ASSESSMENTS
                        ----------------------------------------------------------------------
                        ----------------------------------- ----------------------------------
                                    % REPORTED
                         WITHIN SPECIFIED RESPONSE TIME *              % ASSESSED
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                                 *    or Greater               *
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                              Less than    *                   *
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                              Less than    *                   *
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                              Less than    *                   *
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                              Less than    *                   *
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                              Less than    *                   *
                        ----------------------------------- ----------------------------------
                        ----------------------------------- ----------------------------------

                              Less than    *                   *
                        ----------------------------------- ----------------------------------
                                                       TABLE 5

     VI.  OPERATING STANDARDS

       Respond to Level 1, 2 and 3 system operating deficiencies within
       *   ,    *    and    *   , respectively.

     VII.          SYSTEM PERFORMANCE STANDARDS

       Near real time data availability is defined as * or sooner, when posting current RTP data for customer access, through the appropriate data transfer mechanism (see Note 5).



NOTES:

         1) The percentages set forth in Tables I through V will be applied to the total amount due to Contractor for the applicable month (excluding any credits, set-offs, or assessments) and will be shown as a credit on the invoice for the month.

         2) A reading error will exist if the difference between the Itron recorded and actual reading as displayed on the meter is greater than * kilowatt hours.

         3) The * reading window is defined as * before the scheduled reading date through the * period after the scheduled reading date.

         4) A valid scheduled daily read is defined as delivery of any read or combination of reads on a daily basis as required to support a rate or advanced service listed on Schedule D. Reads required to support TOU and Customer Choice Option accounts, for example, must occur at specific times to support implementation of the rate. Consequently, each such daily read or required combination of reads is considered a "valid scheduled read" when evaluating performance. As a minimum, the valid scheduled daily read for fixed network and MV-90 system accounts not requiring advanced services is a daily read (see also Schedule A for read frequencies). Assessments for the Customer Choice Option rate will not begin before
                       *           .

         5) Section VII System Performance Standards are subject to the appropriate assessment schedules in Table IV for the purpose of determining any assessments to be charged if reads or alarms are not obtained.

         6) Level 1 system operating deficiency is defined as a "critical" deficiency requiring immediate action; Level 2 deficiency is a "serious" deficiency requiring prompt action; Level 3 deficiency is a "non-critical" deficiency requiring follow-up action as described in the Contractor's Fixed Network Test Plan dated September 21, 1996.

         7) The assessment and performance provisions of Schedule L are based on * of all metered accounts in Duquesne's service area being covered by the fixed network or MV-90 system beginning with Phase
              III. The total number of meters subject to these provisions will increase up to * of all meters by * , if Duquesne exercises its option to expand the fixed network up to * of all accounts. The formulas for calculating performance and determining assessments will be adjusted to reflect the increased number of accounts on the fixed network which are thereby subject to additional scheduled reads.

         8) Outage detection and restoration reporting performance will be evaluated by Duquesne based on periodic statistically significant sampling of randomly selected meters throughout the fixed network coverage area once or twice annually.